WATER ISLAND CAPITAL, LLC

41 Madison Avenue, 42nd Floor

New York, NY 10010

July 29, 2021

Dear Shareholder:

I am writing to inform you about a transaction that will affect your investment in the Water Island Long/Short Fund.

We are planning to convert the Water Island Long/Short Fund, a series of The Arbitrage Funds, into an exchange-traded fund, commonly referred to as an “ETF.” The Fund will be converted by merging it into a newly-created ETF that will be a series of AltShares Trust. We refer to this as the “Conversion.” References in this document to the “Target Fund” or the “Fund” mean the Water Island Long/Short Fund. References to the “Acquiring ETF” mean the newly-formed ETF.  The Target Fund and the Acquiring ETF may be referred to collectively herein as the “Funds.”

The Board of Trustees of The Arbitrage Funds (the “Board”) believes that the Conversion is in the best interests of the Target Fund and its shareholders, and that the interests of the Target Fund’s shareholders will not be diluted as a result of the Conversion.

In addition, we believe that the Target Fund and its shareholders will benefit from the Target Fund’s Conversion into an ETF. After the Conversion, the Acquiring ETF will still be managed by the same investment adviser, Water Island Capital, LLC (“Adviser”), and there will be no changes to the investment strategies, investment restrictions or portfolio managers as a result of the Conversion.  Further, the Acquiring ETF will operate at a lower total expense ratio than the Target Fund currently does.

The enclosed Combined Information Statement/Prospectus is important and we encourage you to read it in its entirety. You may need to take action.

The Target Fund is a series of The Arbitrage Funds (the “Trust”), a Delaware statutory trust. As provided in the Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Target Fund will be merged into the AltShares Event-Driven ETF  (i.e., the Acquiring ETF), a new series of the AltShares Trust, a Delaware statutory trust, which will be advised by the Adviser, the investment adviser to the Target Fund. The Conversion will transform the Target Fund from a traditional open-ended mutual fund into an ETF.

As a result of the Target Fund’s Conversion, most shareholders will receive shares of the Acquiring ETF with the same aggregate net asset value (“NAV”) as their shares of the Target Fund immediately prior to the Conversion, except they will receive cash equal to the NAV of any fractional shares held at such time. However, Target Fund shares that are held outside of a brokerage account as of the day prior to the Conversion will receive cash equal to the NAV of such shares as of that date because Acquiring ETF shares can only be held in a brokerage account. Following the Conversion you will not be able to redeem Acquiring ETF shares at NAV and, to liquidate your investment, you will need to sell shares on the Acquiring ETF's exchange at market price.

The Conversion is taking place because the Board believes that it is in the best interests of the Target Fund and its shareholders to merge into the Acquiring ETF. The Board believes that shareholders of the Target Fund will benefit from the Conversion for several reasons, but also considered any potential disadvantages of the Conversion and the impact on shareholders. The Board’s considerations included the following:

(i)                                  after the Conversion, Target Fund shareholders will be invested in a non-diversified ETF that pursues the same investment objective, applies the same investment policies and uses the same principal investment strategies as the Target Fund.

(ii)                              the Acquiring ETF will operate at a lower overall cost than the Target Fund. The advisory fee of the Acquiring ETF will be structured as a unitary fee, pursuant to which the Adviser will pay, subject to certain limitations, substantially all of the Acquiring ETF’s operating expenses out of the advisory fee received.  After the Conversion, the Acquiring ETF will operate with a lower net expense ratio than the Target Fund. We provide more details on the cost savings later in this document.

(iii)                          shares of the Acquiring ETF can be purchased and sold throughout the trading day at the then-prevailing market price in the secondary market, such as on a national securities exchange. When buying or selling shares of the Acquiring ETF, however, an investor may pay a brokerage commission.  In addition, prices on the exchange may be higher or lower than the Acquiring ETF’s NAV. Accordingly, a shareholder may pay more than NAV for Acquiring ETF shares when purchasing them in the secondary market and, when selling Acquiring ETF shares in the secondary market, may receive less than NAV.  Holders of Acquiring ETF shares generally will not be able to redeem their holdings for cash from the fund at NAV.

(iv)                          the Conversion is structured to qualify as tax-free for U.S. federal income tax purposes. As a result, Target Fund shareholders will generally exchange their Target Fund shares for Acquiring ETF shares on a tax-free basis. However, many shareholders are expected to hold fractional Target Fund shares as of the date of the Conversion, and they will receive cash equal to the NAV of such fractional shares in the Conversion, which will cause them to recognize gain or loss for income tax purposes. Further, as noted above, Target Fund shares that are held outside of a brokerage account as of the day prior to the Conversion, will receive cash equal to the NAV of such shares as of that date, which will cause their holders to recognize gain or loss for income tax purposes.

This is a brief overview of the Conversion of your Fund. We encourage you to read the full text of the enclosed Combined Information Statement/Prospectus to obtain detailed information regarding the Conversion.

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Although The Arbitrage Funds’ organizational documents require shareholder approval to effectuate the Conversion, we are not asking you to approve the Conversion by voting a proxy.  The Arbitrage Funds’ organizational documents permit the required shareholder approval to be obtained from the holder of a majority of the Target Fund’s outstanding shares (as defined in the enclosed Combined Information Statement/Prospectus) by written consent, and Water Island

Capital, LLC and John S. Orrico, President and Chairman of the Board, and Managing Member of the Adviser (together, in their capacity as the majority shareholder of the Target Fund, the “Majority Shareholder”) approved the Conversion by written consent on June 9, 2021.

What action must I take as a Target Fund shareholder?

You have the following three options, unless you are a Direct Shareholder.  If you are a Direct Shareholder, see immediately below and the box on page 5 below.

1.                                    Accept the Conversion. When the Conversion happens, your ETF shares will be deposited into your account. At the time of the Conversion, you will receive Acquiring ETF shares and cash consideration for any fractional Target Fund shares held in your account.

2.                                    Exchange your shares for shares of another series of The Arbitrage Funds. You can do this by calling your broker, or by calling (800) 295-4485.

3.                                    Redeem your shares in the Target Fund. You can do this by calling your broker or calling (800) 295-4485.

What is a Direct Shareholder?

You may hold Target Fund shares in a brokerage account, or you may hold your shares directly with the Target Fund. If you hold your shares directly with the Target Fund, you are a “Direct Shareholder.”  If you hold your shares through a brokerage account, you are NOT a Direct Shareholder. We provide more information, including how to determine if you’re a Direct Shareholder in the box below.

DIRECT SHAREHOLDERS MUST TAKE ONE OF THE FOLLOWING THREE ACTIONS IN ORDER TO RECEIVE ACQUIRING ETF SHARES IN THE CONVERSION. IF YOU DO NOT TAKE ONE OF THE FOLLOWING THREE ACTIONS, YOUR TARGET FUND SHARES WILL BE AUTOMATICALLY REDEEMED ON THE BUSINESS DAY PRIOR TO THE CONVERSION.

1.                                    Transfer the custody of your Target Fund shares to the broker-dealer of your choice. We urge you to begin this process immediately if this is your preferred option. This is the option that we recommend. Look at the box at the end of this letter for more information.

2.                                    Exchange your Target Fund shares for shares of another series of The Arbitrage Funds. You can do this by calling your broker, or by calling (800) 295-4485.

3.                                    Redeem your shares in the Target Fund. You can do this by calling (800) 295-4485.

The Conversion may take effect no earlier than 20 days following the date of the enclosed Combined Information Statement/Prospectus.  The Conversion is currently expected to occur on or about September 17, 2021.

I encourage you to carefully review the enclosed materials at your earliest convenience, which explain the Conversion in more detail. If you have any questions or need additional information, please contact Water Island Capital, LLC at (800) 295-4485.

Sincerely,

/s/ John S. Orrico
John S. Orrico
President
The Arbitrage Funds and AltShares Trust
41 Madison Avenue, 42nd Floor
New York, NY 10010

IMPORTANT INFORMATION FOR DIRECT SHAREHOLDERS

Am I a Direct Shareholder?

You are a “Direct Shareholder” if your shares are held directly by the Target Fund at its transfer agent (“Transfer Agent”).

How do you know if you hold your shares directly?

If you receive quarterly statements from The Arbitrage Funds, then you hold your shares directly. If your shares in the Target Fund are listed as a position on a statement from your brokerage firm, then you already hold your shares in a brokerage account. If you are uncertain please call (800) 295-4485 and ask if you’re a Direct Shareholder. Additionally, if you hold your shares directly you may receive separate communications from us including email, regular mail, express delivery and via telephone.

As mentioned above, you have the same options to redeem or exchange your shares if you do not wish to hold ETF shares. To exchange or redeem, please call The Arbitrage Funds at (800) 295-4485.

How do I transfer my Target Fund shares to be held through a brokerage account?

Transferring your shares from the Transfer Agent to a brokerage account should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please talk to your advisor/broker and inform them that you would like to transfer a mutual fund position that you hold directly with the fund into your brokerage account. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account. It is possible that opening or maintaining a brokerage account will involve a fee, but most major brokerage firms do not charge a fee to open or maintain an account.

We suggest you provide your broker with a copy of your statement from the Target Fund. Your broker will require the Target Funds’ account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign this form, your broker will submit the form to the Transfer Agent directly and the shares will be transferred into your brokerage account.

The sooner you initiate the transfer, the better. If you have any questions about this process or need assistance, call us at (800) 295-4485.

This step is only required by Direct Shareholders who hold their shares directly with the Transfer Agent. If you already hold your shares in a brokerage account, you can ignore this section.

QUESTIONS AND ANSWERS

This section contains a brief Q&A which will help explain the Conversion, including the reasons for the Conversion. Following this section is a more detailed discussion.  We recommend that you read the complete Combined Information Statement/Prospectus.

Q1.                        How will this Conversion affect me as a shareholder?

A.                                In the Conversion, all assets and liabilities of the Target Fund will be transferred to the newly-formed Acquiring ETF. You, as a shareholder of the Target Fund, will receive shares of the Acquiring ETF having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that you owned at the time of the Conversion, minus any fractional shares for which you will receive, or will have received, cash.  Shares of the Acquiring ETF will be transferred to each shareholder’s brokerage account.

No physical share certificates will be issued to shareholders. After the Conversion, each Target Fund shareholder will hold the same percentage of ownership in the Acquiring ETF as that shareholder held in the Target Fund prior to the Conversion (adjusted for cash distributions, if any, for fractional Target Fund shares).

Q2.                        What is happening? Why am I receiving this document?

A.                                The Water Island Long/Short Fund is converting from an open-end mutual fund to an ETF. We refer to the transaction as a Conversion.

In this document, the Water Island Long/Short Fund is referred to as the “Fund” or the “Target Fund”. The Conversion will be accomplished by merging the Target Fund into the AltShares Event-Driven ETF, a newly created ETF, which is referred to throughout as the “Acquiring ETF” and which will be part of the AltShares Trust (“Acquiring Trust”). The Target Fund’s Board of Trustees (the “Board”) has approved the Conversion.  After the Conversion takes place, only the Acquiring ETF will continue to operate.

You are receiving this document because, as of June 9, 2021, you were a shareholder in the Target Fund.

Q3.                        What is this document and why did we send it to you?

A.                                This is a Combined Information Statement/Prospectus that provides you with information about the Conversion of the Target Fund. The Target Fund is a series of The Arbitrage Funds (“Trust” or “Target Trust”) and the Acquiring ETF is a series of AltShares Trust. The Target Fund and the Acquiring ETF pursue the same investment objectives and operate with the same investment strategies and restrictions. There is no change in investment adviser or portfolio managers. When the Conversion is completed, your shares of the Target Fund will be exchanged for shares of the Acquiring ETF, and cash for fractional shares, and the Target Fund will be terminated as a series of The Arbitrage Funds.

You are receiving this document because, as of June 9, 2021, you were a shareholder in the Target Fund.

Q4.                        Has the Board of Trustees of the Trust approved the Conversion?

A.                                Yes, the Board approved the Conversion at a meeting of the Board held on May 4, 2021. After careful consideration, the Board, including all of the Trustees who are not “interested persons” of the Target Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), determined that the Conversion is in the best interests of the Target Fund and its shareholders and that the Target Fund’s existing shareholders’ interests will not be diluted as a result the Conversion. The Acquiring ETF does not have existing shareholders.

Q5.                        Why is the Conversion occurring?

A.                                The Adviser and the Board believe that operating the Target Fund as an ETF is in the best interests of the Target Fund and its shareholders.  Among other reasons, we believe that operating the Target Fund as an ETF will offer a number of advantages to shareholders that will benefit you following the Conversion. There are also potential disadvantages to the Conversion, some of which are noted below. In proposing the Conversion the Adviser considered the following, among other factors:

•                               Lower Expenses: After the Conversion, the Acquiring ETF will operate with a lower total expense ratio and lower net expense ratio than the Target Fund.  The advisory fee of the Acquiring ETF will be structured as a unitary fee, pursuant to which the Adviser will pay, subject to certain limitations, substantially all of the Acquiring ETF’s operating expenses out of the advisory fee received.

o                            There are some expenses specific to the Acquiring ETF, including exchange listing fees and fees paid to the transfer agent, custodian and distributor by the Acquiring ETF for services unique to the Acquiring ETF. Pursuant to the unitary fee for the Acquiring ETF, the Adviser will pay substantially all of the Acquiring ETF’s operating expenses out of the advisory fee received.

o                            The unitary fee structure ensures that after the Conversion the Acquiring ETF will operate at a lower net expense ratio than the Target Fund.

•                               Intraday Trading: The Acquiring ETF shares can be purchased and sold throughout the trading day at market value on the exchange. This means that if you decide to purchase or sell shares of the Acquiring ETF, you can do so right away at the then-prevailing market price; by contrast, in the Target Fund, you place your purchase or redemption order and your shares are redeemed at the next calculated NAV, which does not happen until the end of each trading day.

o                            This means you will no longer purchase or redeem your shares for cash at the next determined NAV, but rather at the prevailing market price, which may be higher or lower, than the NAV.

o                            Buying or selling shares of the Acquiring ETF may involve paying a brokerage commission. Additionally, because prices on the exchange may be higher or lower than the Acquiring ETF’s NAV, you may pay more than NAV when buying Acquiring ETF shares and receive less than NAV when selling Acquiring ETF shares.

•                               Potential Tax Benefits:  Unlike the Target Fund, the Acquiring ETF, generally, will not recognize capital gains from many portfolio transactions because they will be done in kind.  Similarly, redemption requests are expected largely to be honored in kind.  We say “generally” here because certain securities and instruments (e.g., derivatives and some foreign markets) do not permit in-kind transfers of securities, and sometimes, the Acquiring ETF may need to sell securities within its portfolio, including to meet redemption requests.

After the Conversion, shareholders of the Fund will still be invested in an open-end fund with the same investment objectives, strategies, policies and restrictions, operated by the same investment adviser and portfolio managers, but at a lower overall cost.

The Conversion is designed to be a non-taxable event for fund shareholders.

Q6.                        Why is no shareholder approval being requested?

A.                                Although the Trust’s organizational documents require shareholder approval to effectuate the Conversion of the Target Fund, the Target Fund’s Majority Shareholder approved the Conversion by written consent on June 9, 2021.  Accordingly, the Conversion may now take effect 20 days or more following the date of the accompanying Combined Information Statement/Prospectus.

Q7.                        What will change when the Target Fund is converted to an ETF?

A.                                You will no longer purchase or redeem individual shares directly from the Target Fund.  Rather, should you decide to purchase or sell shares of the Acquiring ETF after the Conversion, you will place a trade through a broker-dealer who will execute your trade in the secondary market at the then-prevailing market price for the Acquiring ETF shares. As with all ETFs, your broker may charge a commission for such purchase and sale transactions.

The Acquiring ETF will be a fully transparent, actively managed ETF, which means that its portfolio holdings will be available on its website every trading day. The ETF’s website will also contain other information about the ETF, including the most recent end-of-day NAV and market price, premium or discount (i.e., difference between the most recent end-of-day NAV and market price) and historical bid-ask spread information.

Q8.                        What’s the difference between The Arbitrage Funds and AltShares Trust?

A.                                After the conversion, the ETF will carry the AltShares brand name rather than the Arbitrage Funds brand name. The Adviser will still be Water Island Capital, LLC. During the conversion process you will be able to find information about the Conversion on the Target Fund’s website at www.arbitragefunds.com. After the Conversion, you can get up-to-date information on the Acquiring ETF at www.altsharesetfs.com.

Q9.                        Will the Conversion affect the way the Fund is invested?

A.                                No. Water Island Capital, LLC will remain as the investment adviser to the Acquiring ETF and the Acquiring ETF will be managed using the same investment objective, policies, and restrictions currently used by the Target Fund. The Acquiring ETF will continue to be actively managed and the portfolio managers will remain the same.

Q10.                Are there any risks to owning ETFs that are different than the risks of owning mutual funds?

A.                                Yes, there are some differences in risks, and all of these differences relate to the structure of ETFs. We discuss these risks fully in the Combined Information Statement/Prospectus, but in summary:

•                               The Acquiring ETF’s shares will be listed for trading on NYSE Arca, Inc. (“Stock Exchange”) a U.S. stock exchange, and shares will be bought and sold in the secondary market at a market price. Although it is expected that the market price of an ETF share will approximate its NAV, there could be times when the market price and the NAV differ significantly. If that happens, you could pay more than NAV when buying, and receive less than NAV when selling Acquiring ETF shares on the exchange. All ETFs face this risk.

•                               The Acquiring ETF’s shares will be listed for trading, but it is possible that an active trading market might not be maintained.  All new ETFs face this risk.

•                               Trading in ETF shares on an exchange may be halted for a variety of reasons, and this could be an individual trading halt (i.e., a halt of Acquiring ETF shares’ trading) or a market-wide trading halt (i.e., a halt of all securities’ trading). ETF shares may also be delisted. Both trading halts and delistings happen for a variety of reasons. All ETFs face these risks.

•                               Only certain financial institutions are permitted to purchase and redeem Acquiring ETF shares at NAV.  These institutions are referred to as “Authorized Participants,” and they are permitted to purchase and redeem ETF shares at NAV with the Acquiring ETF because they have entered into an agreement with the Acquiring Trust.  This agreement is called an “Authorized Participant Agreement,” and it allows Authorized Participants to engage in purchase transactions, which are called “creations,” and in redemption transactions for ETF shares.  However, such transactions must be for large blocks of shares, here 10,000 Acquiring ETF shares, which are called “Creation Units”. If the Acquiring ETF’s Authorized Participants decide not to create or redeem shares, shares could trade at a premium or discount to the Acquiring ETF’s NAV and could face trading halts or delistings.  All ETFs face these risks.

Q11.                Are the expenses higher or lower for the Acquiring ETF as compared to the Target Fund?

A.                                The Acquiring ETF will operate with lower total annual fund operating expenses than its Target Fund. The Adviser has entered into an investment advisory agreement with respect to the Acquiring ETF. Pursuant to that advisory agreement, the Adviser, subject to certain limitations, pays substantially all of the operating expenses of the Acquiring ETF from the advisory fee it receives from the Acquiring ETF. This known as a “unitary advisory fee.”

Q12.                Are there expenses the Acquiring ETF will incur that the mutual funds do not have?

A.                                Yes. However, these expenses will be covered by the Acquiring ETF’s unitary advisory fee.  The Acquiring ETF requires some services, and incurs some expenses, that traditional mutual funds like the Target Fund do not incur. The Acquiring ETF will pay exchange registration and listing fees, to have its ETF shares listed on an exchange. The Acquiring ETF will also pay fees for services provided by the custodian and distributor for basket transaction services and the order entry process unique to ETFs. All of these fees are largely fixed, and these expenses are covered by the Acquiring Fund’s unitary advisory fee.  We discuss these specific expenses later in the accompanying Combined Information Statement/Prospectus in the section titled “Reasons for the Proposed Conversion”.

Q13.                Are there other benefits to the Acquiring ETF?

A.                                Yes, there are a number of additional benefits to the ETF structure that the Acquiring ETF will receive. We identify these below, and we mention the risks associated with those benefits as well.

Flexibility to Exit. The Acquiring ETF offers significantly more flexibility for investors because investors can purchase and sell shares intra-day at a market-determined price, instead of being forced to wait to purchase or redeem at the next calculated NAV at the end of the trading day. This means that when a shareholder decides to purchase or sell shares of the Acquiring ETF, they can act on that decision immediately by calling their broker or placing an order in their on-line brokerage account. The price realized may be higher or lower than the Acquiring ETF’s NAV and might not be the same at the Acquiring ETF’s next calculated NAV at the close of the trading day. You should understand, however, that unlike a mutual fund shareholder, an Acquiring ETF shareholder generally cannot redeem their shares directly from the fund at the next-calculated NAV, unless the shareholder is an Authorized Participant redeeming a Creation Unit.

Transparency. ETFs like the Acquiring ETF will operate with full transparency. What this means in practice is that the Acquiring ETF’s holdings, which will inform the computation of NAV, will be made public each day on the Acquiring ETF’s website prior to the opening of trading in the Acquiring ETF’s shares on its listing exchange. Some investors may find this advantageous as it may help them decide whether to invest or not; existing and potential shareholders can examine the Acquiring ETF’s holdings and decide if the specific mix of holdings meets their needs. By contrast, a mutual fund’s holdings are only required to be disclosed quarterly, although the Target Fund also discloses the top five performance contributors and detractors within five to ten days of the end of each month on the Target Fund’s website.

Tax Consequences. ETFs like the Acquiring ETF have the ability to operate more tax efficiently than traditional mutual funds.  If any fund holds securities that have appreciated in value, and then sells those securities, that sale transaction creates a capital gain, which is paid out to shareholders at the end of the year. However, if a fund disposes of a security that has appreciate in value in kind by delivering it out of its portfolio to shareholders (such as in connection with a redemption), the tax laws do not require the fund to recognize capital gains; and because this is how Acquiring ETF will generally dispose of portfolio holdings, the Acquiring ETF generally is expected to be able to avoid routinely recognizing capital gains.  Thus, after the Conversion, it is expected that the shareholders in the Acquiring ETF will have a smaller amount of taxable capital gain dividends than they would in a traditional open-end mutual fund, such as the Target Fund. Taxable investors in the Acquiring ETF, however, may incur tax obligations based on their individually generated taxable activity (that is, the gains or losses they generate in buying and selling ETF shares). Further, Acquiring ETF shareholders should not expect to be completely free from distribution of capital gains because, as discussed above, some portfolio holdings, including derivatives and certain foreign securities, cannot be transferred in kind.  Therefore, to dispose of them, all funds, including the Acquiring ETF, will be required to sell them when they are no longer desired for the portfolio.

Brokerage Interaction for Sales -- ETFs are bought and sold differently than mutual funds. While ETFs enjoy a cost advantage over traditional open-end mutual funds, investors that wish to purchase or sell ETF shares after the Conversion will need to have a broker-dealer execute their transaction. Unlike a mutual fund, ETF shares cannot be purchased or redeemed directly from the Acquiring ETF (except by an Authorized Participant).  This could mean shareholders will pay a brokerage commission to sell, or buy, ETF shares (although some brokerage firms no longer charge brokerage commissions for transactions in ETFs). Paying a brokerage commission may or may not be significant depending on the type of brokerage firm used, the commission structure (which could be a flat fee or a per share charge) and the services provided by the broker-dealer. By contrast, under the mutual fund model, shares in the Target Fund are currently available for purchase directly from the Target Fund without any charge and are also available through broker-dealers.  Currently, when shares in the Target Fund are traded through these broker-dealers, there may be a transaction charge, depending on the individual shareholder’s relationship, including whether the shareholder is participating in an investment arrangement that includes other charges, such as an account fee.

In addition, ETF shares have a bid-ask spread and this spread may be considered a form of transaction charge. A bid-ask spread is the difference between the highest price a buyer is willing to pay for ETF shares on the exchange, and the lowest price that a seller is willing to accept for ETF shares on the exchange. The bid-ask spread affects the price at which an investor is likely to be able to buy and sell ETF shares in the secondary market.  More specifically, the larger (or wider) the bid-ask spread, the farther away from NAV the current market price is likely to be.  Because all mutual fund shares are purchased and redeemed at NAV, investors do not experience such pricing variances when buying and selling mutual fund shares.

After the Conversion, information about the Acquiring ETF’s end-of-day NAV, market price, premiums and discounts, and bid-asks spreads will be available on the Acquiring ETF’s website at www.altsharesetfs.com.

ETF Share Prices and NAV. One of the features of an ETF is that the mechanism that underpins the creation and redemption of ETF shares is designed to align the market price of the ETF’s share with its NAV. Only Authorized Participants are able to deal directly with the ETF itself, meaning only the Authorized Participants are able to create or redeem shares and then only in large blocks of shares called Creation Units. A creation or redemption transaction is generally accomplished by the Authorized Participants delivering or receiving a basket of securities into or from the ETF in exchange for shares in the ETF.  Further, because the securities that comprise the basket are known to the Authorized Participants and other traders, there exists an opportunity for the Authorized Participants and other traders to seek a profit when the NAV of the ETF varies from the market price of the ETF.

For example, when an ETF’s shares trade in the open market at a market price below NAV (at a “discount”), Authorized Participants likely will buy ETF shares in the market in sufficient size to form a Creation Unit and then redeem that Creation Unit with the ETF at NAV, profiting from the difference between the market price and the NAV. However, the act of bidding or acquiring ETF shares in such large blocks may have the effect of raising the market price at which the ETF shares trade, and thus align the market price more closely with the NAV.

Similarly, when an ETF’s shares trade at market prices above the NAV (at a “premium”), Authorized Participants would likely make new Creation Units of ETF shares, which they will then sell into the market, profiting from the difference, and this selling pressure also may have the effect of driving market price of the ETF shares closer to NAV.

The activity described here should work to keep the NAV and the market price generally in line with one another. There are times when markets are extremely volatile and this mechanism may become strained, and there have been instances where some ETFs trade at market prices significantly different from the NAV.

Q14.                When will the Conversion occur?

A.                                The Adviser is anticipating a Conversion date on or about September 17, 2021. While this is the targeted date for the Conversion this date could be delayed.  The Target Fund will publicly disclose updates on material developments throughout the process. Additionally, updates on the Conversion process will be available at www.arbitragefunds.com.

Q15.                Who will pay for the Conversion?

A.                                The costs of the Conversion will be borne by the Adviser, Water Island Capital, LLC. The costs associated with the Conversion will not affect the NAV of the Target Fund. The Adviser expects the costs associated with the Conversion will be approximately $150,000. This estimate includes all costs associated with the Conversion that can be estimated at this time. In addition, the Target Fund may incur brokerage commission costs and local transfer taxes associated with sales of securities in foreign markets that do not permit securities to be transferred “in-kind.” Such costs are not anticipated to be reimbursed by the Adviser, and currently the Adviser expects such costs to be less than $5,000.

Q16.                Will shareholders have to pay any sales load, commission or other similar fee in connection with the Conversion?

A.                                No. Shareholders will not pay any sales load, commission or other similar fee in connection with the Conversion. Neither the Target Fund nor the Acquiring ETF charges a sales load.

After the Conversion takes place, shareholders of the Acquiring ETF will no longer redeem their individual shares directly from the Fund. Instead, they will be able to sell their shares in the secondary market, such as on an exchange. Such sales of shares take place through a broker, and some brokers charge commissions or other fees.

Q17.                Will the Conversion result in any federal tax liability to me?

A.                                The Conversion is designed to be treated as a tax-free reorganization for federal income tax purposes. Thus, assuming that the parties comply with the terms of the Reorganization Agreement and supply appropriate representation letters, the Trust will receive an opinion of counsel, with respect to the Conversion, that the transaction will be a tax-free reorganization. The realized and unrealized gains, losses and net income for the Target Fund will carry over to the Acquiring ETF in the Conversion and will continue to be distributed in a manner consistent with the Target Fund.

There are three caveats to this:

1.                                    Direct shareholders who do not transfer their Target Fund shares to a brokerage account or exchange their Target Fund shares for shares of other series of The Arbitrage Funds prior to the business day before the Closing Date, September 17, 2021, will have their shares redeemed as of such date (i.e., September 16, 2021).  The redemption or exchange of Target Fund shares will likely be a taxable event for Direct Shareholders.

2.                                    It is likely that as part of the Conversion, some shareholders will receive cash compensation for any fractional shares that they hold. The redemption of these fractional shares will likely be a taxable event for shareholders.

3.                                    Is it likely that the Fund will incur some capital gain in connection with the Conversion due to the fact that the Target Fund may hold various instruments, as of the Closing Date, which cannot be transferred to the Acquiring ETF in-kind.  Thus, in the Conversion, the Target Fund will sell those instruments, which could result in a capital gain.  The Acquiring ETF will receive the proceeds of any such sales.

The Target Fund does not plan to reposition its portfolio or sell a material portion of its investments in preparation for the Conversion, other than in the normal course of fund management. Accordingly, any brokerage commissions on the Target Fund’s sale of portfolio securities are expected to be negligible (approximately 0.00%, or less than $0.01 per share), and the resulting capital gains are expected to be immaterial (approximately $0 or $0.00 per share).

Shareholders should consult their tax advisor about possible state and local tax consequences of the Conversion, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Conversion only.

Q18.                Can I purchase, redeem or exchange shares of the Target Fund before the Conversion takes place?

A.                                Yes, although the Target Fund is closed to purchases by new accounts as of June 17, 2021.

Purchases.  We do not recommend that Direct Shareholders engage in additional purchase transactions, unless they intend to transfer such holdings into a brokerage account prior to the Conversion as all Direct Shareholders Target Fund shares will be redeemed on September 16, 2021 as part of the Conversion process.

Redemptions.  You may redeem Target Fund shares until the day before the Conversion occurs, September 16, 2021. That means your redemption order must be received by September 16, 2021. Direct shareholders can redeem their shares by calling the customer service team at (800) 295-4485. If you hold your Target Fund shares with a broker, you can purchase additional shares or redeem as usual by contacting your broker.

Exchanges.  Prior to September 16, 2021, you may exchange any Target Fund shares into another mutual fund in The Arbitrage Funds family, which will be treated as a normal exchange of shares. If you are a Direct Shareholder, you may exchange shares of the Target Fund into another fund by calling (800) 295-4485. If you hold your shares in a brokerage account, contact your broker regarding an exchange. After the Conversion, shares of the Acquiring ETF will not be able to be exchanged into another fund.

Conversion.  Any shares outstanding as of September 17, 2021, the Closing Date, will be exchanged for shares of the Acquiring ETF.

Q19.                What if I want to purchase or redeem shares of the Acquiring ETF after the Conversion?

A.                                Because the Acquiring ETF is an ETF, you will not be able to purchase or redeem individual shares anymore directly with the fund.  Instead, you will need to call your broker and place an order to purchase shares of the ETF or sell the ETF shares that you received in the Conversion on an exchange. Depending on your brokerage firm this may mean paying a commission.

Q20.                Whom do I contact for further information?

A.                                You can contact your financial advisor for further information. You may also contact the Target Fund at (800) 295-4485. You may also visit our website at

www.arbitragefunds.com. You can also call the AltShares Trust customer service line at (855) 955-1607.

Important additional information about the Conversion is set forth in the accompanying Combined Information Statement/Prospectus. Please read it carefully.

AltShares Trust

41 Madison Avenue, 42nd Street,

New York, NY 10010

(800) 295-4485

COMBINED INFORMATION STATEMENT/PROSPECTUS

Reorganization of the

WATER ISLAND LONG/SHORT FUND,

a series of The Arbitrage Funds

into the

ALTSHARES EVENT-DRIVEN ETF (EVNT),

a series of AltShares Trust

July 29, 2021

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Combined Information Statement/Prospectus is furnished to you as a shareholder of the Water Island Long/Short Fund (the “Fund” or “Target Fund”). After careful consideration, the Target Fund’s investment adviser, Water Island Capital, LLC (“Water Island” or the “Adviser”) recommended the merger of the Target Fund into the AltShares Event-Driven ETF (the “Acquiring ETF”) to the Board of the Trustees of the Target Fund (the “Board”).  The Board approved the merger of the Target Fund into the Acquiring ETF at a Board meeting held on May 4, 2021. The Target Fund is a series of The Arbitrage Funds, a Delaware statutory trust (the “Trust” or “Target Trust”), and the Acquiring ETF is a series of AltShares Trust, a Delaware statutory trust (the “Acquiring Trust”).

The Target Fund and the Acquiring ETF have the same investment objectives, investment strategies, policies, and restrictions and similar investment risks, and there will be no change in investment adviser or portfolio managers. There are differences in how the Acquiring ETF is distributed, and in purchase and redemption procedures for the Acquiring ETF, which are summarized below.  The Acquiring ETF will operate with a lower net expense ratio than the Target Fund.  The advisory fee of the Acquiring ETF will be structured as a unitary advisory fee, pursuant to which the Adviser will pay, subject to certain limitations, substantially all of the Acquiring ETF’s operating expenses out of the advisory fee received.

Throughout this Combined Information Statement/Prospectus, we refer to the transaction as a “Conversion.”  For purposes of this Combined Information Statement/Prospectus, the terms “shareholder,” “you” and “your” refer to the shareholders of the Target Fund. Each of the Trust and Acquiring Trust is an open-end management investment company organized as a Delaware statutory trust. Water Island is the investment adviser to the Target Fund and the Acquiring ETF.

Shares of the Acquiring ETF will be listed for trading on the Stock Exchange.

In preparation for the Conversion, the Target Fund is closed to purchases by new accounts as of June 17, 2021. The last day to redeem or exchange Target Fund shares will be September 16, 2021.  Redemption orders for Target Fund shares must be placed by September 16, 2021. Target Fund shares that are outstanding as of September 17, 2021, to the extent that they belong to Direct Shareholders, will be redeemed.  For guidance on determining whether you are a Direct Shareholder, see the box on page 5 above.  All other Target Fund shares will be converted into Acquiring ETF Shares in connection with the Conversion, which is expected to close after the end of trading on or about September 17, 2021. The Acquiring ETF will open for trading on or about September 20, 2021.

This Combined Information Statement/Prospectus sets forth the information you should know about the Conversion of the Target Fund and constitutes an offering of the shares of the Acquiring ETF issued in the Conversion. Please read it carefully and retain it for future reference.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•                                         the Prospectus for the Target Fund, dated September 30, 2020, as supplemented February 25, 2021, April 12, 2021 and May 5, 2021, which is on file with the SEC (http://www.sec.gov) (File No. 811-09815) (Accession No. 0001104659-20-110474);

•                                         the Statement of Additional Information of the Target Fund, dated September 30, 2020, as supplemented October 2, 2020 and May 5, 2021, which is on file with the SEC (http://www.sec.gov) (File No. 811-09815) (Accession No. 0001104659-20-110474);

•                                         The Statement of Additional Information of the Acquiring ETF, dated July 29, 2021, relating to the Conversion (File No. 333-256754); and

•                                         the Annual Report to shareholders of the Target Fund for the fiscal year ended May 31, 2020, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-09815) (Accession No. 0001104659-20-091877); and

•                                         the Semi-Annual Report to shareholders of the Target Fund for the fiscal period ended November 30, 2020, which has previously been sent to shareholders of the Target Fund and is on file with the SEC (http://www.sec.gov) (File No. 811-09815) (Accession No. 0001104659-21-012728).

This Combined Information Statement/Prospectus will be mailed on or about August 6, 2021 to shareholders of record of the Target Fund as of June 9, 2021 (the “Record Date”).

The Arbitrage Funds and AltShares Trust are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information about The Arbitrage Funds and AltShares Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Target Fund’s Prospectus, Statement of Additional Information, annual and semi-annual reports and the Statement of Additional Information related to this Combined Information Statement/Prospectus are available upon request and without charge by writing to the Target Fund at The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, MO 64121-9842 or by calling toll-free at (800) 295-4485. They are also available, free of charge, at The Arbitrage Funds’ website at www.arbitragefunds.com.

The Acquiring ETF has not yet commenced operations as of the date of this Information Statement, and therefore no prospectus or statement of additional information (other than this Information Statement) or annual or semi-annual report is available for the Acquiring ETF at this time.  The Acquiring ETF has filed a Summary Prospectus, Prospectus and Statement of Additional Information for the Acquiring ETF as it will be offered after the Conversion.  Those filings will be effective prior to or upon the closing of the Conversion.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED INFORMATION STATEMENT/PROSPECTUS AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED INFORMATION STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

TABLE OF CONTENTS

SUMMARY	21

Fees and Expenses	21

Investment Objectives and Principal Strategies	23

Principal Risks	24

Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures	25

Additional Information on Differences in Exchange Privileges	28

Additional Information on Differences in Redemption Rights	29

Federal Tax Consequences	29

INFORMATION ABOUT THE CONVERSION	30

Conversion	30

Reasons for the Proposed Conversion	31

Board Considerations	32

COMPARISON OF THE TARGET FUND AND SURVIVING ACQUIRING ETF	33

Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies	33

Investment Objectives	34

Principal Investment Strategies	34

Principal Risks	36

Fundamental Investment Policies	46

Performance History	48

MANAGEMENT OF THE FUNDS	50

The Investment Adviser	50

Portfolio Managers	51

Other Service Providers	51

Purchase, Redemption/Sale and Pricing of Fund Shares	52

Frequent Trading/Market Timing	54

Dividends, Distributions and Taxes	55

FINANCIAL HIGHLIGHTS	58

ADDITIONAL INFORMATION RELATING TO THE CONVERSION	58

Description of the Conversion	58

Capitalization	60

Federal Income Taxes	60

Portfolio Repositioning	62

Expenses of the Conversion	62

Share Certificates	62

OTHER INFORMATION	62

Shareholder Information	62

Shareholder Rights and Description of Securities to Be Issued	63

Shareholder Proposals	65

APPENDIX A	66

APPENDIX B	83

APPENDIX C	85

SUMMARY

The following summarizes more complete information appearing later in this Combined Information Statement/Prospectus. Shareholders should read the entire Combined Information Statement/Prospectus carefully.

This Combined Information Statement/Prospectus relates to the Conversion of the Target Fund into the Acquiring ETF. The Conversion is taking place to convert the Target Fund, which is a traditional open-end mutual fund, into an ETF.

Target Fund		Acquiring ETF
Water Island Long/Short Fund	à	AltShares Event-Driven ETF (EVNT)

The Target Fund is a series of The Arbitrage Funds, a Delaware statutory trust (the “Trust”), and the Acquiring ETF is a series of AltShares Trust, a Delaware statutory trust (the “Acquiring Trust”).

The Trust and Acquiring Trust are open-end management investment companies registered with the SEC. The Target Fund and the Acquiring ETF are organized as separate series of the Trust and Acquiring Trust, respectively. Water Island Capital, LLC (“Water Island” or the “Adviser”) serves as investment adviser to the Target Fund and the Acquiring ETF.

The Target Fund currently has one class of shares, Class I Shares.  Accordingly, the information included in this Information Statement/Prospectus about the Target Fund and the Conversion includes information about Class I Shares.  Previously, the Target Fund also had Class R Shares; Class R Shares were liquidated at the end of May 2021.

Fees and Expenses

As an investor in any fund, one pays different types of fees and expenses when buying and holding shares.  Shareholders pay certain of these fees and expenses indirectly because they are deducted from fund assets.

Common types of fees and expenses charged by funds include front-end or deferred sales charges, distribution charges (commonly referred to as “Rule 12b-1 Fees”), other expenses and advisory fees.  The table below identifies the types of fees paid by investors in the Target Fund and Acquiring ETF.

Fee	Target Fund	Acquiring ETF
Front-end sales charge	None	None
Deferred sales charge	None	None
Rule 12b-1 Fees	None	The Acquiring ETF has established a Rule 12b-1 plan that provides for payments of up to 0.25% of its average daily net assets, however, no such fee is currently paid by the Acquiring ETF and the Acquiring ETF Board has not currently approved the commencement of any payments under the Plan.
Other expenses*

As shown in the table below, the Target Fund currently incurs approximately 11.28% of other expenses, the majority of which are waived or reimbursed by the Adviser, which results in a net annual operating expense ratio of 1.71% for the Target Fund.

The Acquiring ETF has a unitary advisory fee which covers, subject to certain limitations, substantially all of the ETF’s operational expenses.  Accordingly, as shown in the table below, the Acquiring ETF is estimated to pay approximately 0.00% in other expenses.

* Due to changing market conditions, total asset levels, and other factors, other expenses may be significantly different from those shown.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Target Fund and the Acquiring ETF. For the Conversion, the table below shows the Target Fund’s fees and expenses based on the Target Fund’s assets as of November 30, 2020 and actual expenses incurred. The pro forma Acquiring ETF’s expenses are estimated and assume that the Acquiring ETF will have the same assets as the Target Fund’s assets as of November 30, 2020. The Acquiring ETF (Pro Forma) column shows the fees and expenses that will apply going forward.

Target Fund (Class I Shares)		Acquiring ETF (Pro Forma)
Shareholder Fees (fees paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees:	1.25%	1.25%
Distribution (Rule 12b-1) fee	None	None[1]
Other Expenses	11.28%	0.00%[2]
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.22%	0.00%

All other expenses	11.06%	--
Acquired Fund Fees and Expenses[3]	0.05%	0.05%
Total Annual Fund Operating Expense	12.58%	1.30%
Fee Waiver/Expense Reimbursement	-10.87%[4]	--
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	1.71%	1.30%

1 Pursuant to a Rule 12b-1 Distribution and Service Plan (the “Plan”), the Acquiring ETF may bear a Rule 12b-1 Fee not to exceed 0.25% per year of its average daily net assets. However, no such fee is currently paid by the Acquiring ETF, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

2 Estimate based on the expenses the Acquiring ETF expects to incur for the current fiscal year.

3 Acquired Fund Fees and Expenses are expenses incurred indirectly by each fund through its ownership of shares in other investment companies.

4 The Target Fund has entered into an Expense Waiver and Reimbursement Agreement with the Target Fund’s investment adviser pursuant to which the adviser has contractually agreed to limit the total annual operating expenses of the Target Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, so that they do not exceed 1.44% of the Target Fund’s average daily net assets. The agreement remains in effect until September 30, 2022 unless terminated at an earlier time by the Target Fund’s Board of Trustees. The Adviser may recoup any waived amount from the Target Fund pursuant to the agreement, if such recoupment does not cause the Target Fund to exceed existing expense limitations in effect at the time the amounts were waived, the recoupment does not cause the Target Fund to exceed the current expense limitation and the recoupment is done within three years after the date on which the expense was waived.

Expense Example

This Example is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring ETF. The Example assumes that you invest $10,000 in each fund for the time periods indicated and then redeem or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund’s operating expenses remain the same. The Example further assumes that the expense limitations of the Target Fund described in the footnote to the fee table are in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund	$ 174	$ 2,579	$ 4,634	$ 8,553
Acquiring ETF (pro forma)	$ 132	$ 412	$ 713	$ 1,568

For the Conversion, the projected post-reorganization pro forma annual fund operating expenses (shown above under the heading Fees and Expenses) and the pro forma expense example (shown above under the heading Expense Example) are based on material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved because expenses depend on a variety of factors, including the future level of the Acquiring ETF’s assets at the time the ETF commences investment operations, many of which are beyond the control of the Adviser or the Acquiring ETF.

Investment Objectives and Principal Strategies

•                                         The Target Fund and the Acquiring ETF have the same investment objective, principal strategies, principal risks, and fundamental investment policies. The same Adviser and portfolio managers will continue to manage the Acquiring ETF.

•                                         Each Fund seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.

•                                         Each Fund employs a “long/short” event-driven investment strategy, which seeks to profit by investing in the equity and debt securities of companies whose prices the Adviser believes are or will be impacted by a publicly announced or anticipated corporate event.  Each Fund attempts to achieve capital appreciation and manage risk by purchasing stocks believed to be undervalued and selling short stocks believed to be overvalued. The Adviser believes that a combination of long and short positions may provide positive returns through a complete market cycle and may offer reduced risk.

•                                         Corporate events may take the form of “hard” catalysts or “soft” catalysts. Investment opportunities predicated on hard catalysts tend to be characterized by more definitive outcomes, shorter timelines, and lower levels of volatility. Investment opportunities predicated on soft catalysts tend to be characterized by less certain outcomes, longer timelines, and greater levels of risk  - though also commensurate greater potential reward. Each Fund invests in both hard and soft catalysts without bias as to a company’s capital structure, allowing the Fund to position its investments in both equity and credit instruments, selecting whichever security the Adviser believes offers the greatest reward-to-risk ratio for a given event opportunity. The Adviser focuses on two core approaches to event-driven investing – merger arbitrage and special situations – though may also engage in other types of arbitrage trades, such as convertible arbitrage and capital structure arbitrage. The strategy may invest both long and short across industries/sectors, market capitalizations, and credit qualities, and it will invest internationally, seeking what the Adviser believes are the most favorable event opportunities across the globe. By focusing on event opportunities, the Adviser aims to generate a return profile that is more correlated to the outcomes of each idiosyncratic event rather than the overall direction of broader equity and credit markets.

•                                         Each Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds,” which are considered speculative.

•                                         Each Fund is a non-diversified fund under the Investment Company Act of 1940 (“1940 Act”).  This means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a fund that is diversified. This may make the value of each Fund’s shares more susceptible to certain risks than shares of a diversified fund. As a non-diversified fund, each Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

For a more detailed information regarding the principal investment strategies of the Target Fund and the Acquiring ETF, see “Comparison of the Target Fund and Surviving Acquiring ETF – Principal Investment Strategies” later in this Combined Information Statement/Prospectus.

Principal Risks

Because Acquiring ETF will operate using the same investment strategies and policies as the Target Fund, the principal risks of the Target Fund will also apply to the Acquiring ETF.

The Acquiring ETF has some additional risks, however, due to its operations as an ETF. These additional risks are:

•                 Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares.

•                 Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell Shares. There can be no assurance that an active or liquid trading market for

Shares will develop or be maintained or that the Shares will continue to be listed. In addition, trading in Shares on the Exchange may be halted.

•                 Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants (“Authorized Participants”) in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

•                 International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

•                 Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.

•                 Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.

For more information, see “Comparison of the Target Fund and Surviving Acquiring ETF –Principal Risks” later in this Combined Information Statement/Prospectus.

Distribution, Purchase Procedures, Exchange Rights and Redemption Procedures

There are material differences in the distribution procedures, purchase procedures and exchange rights, and redemption procedures of the Target Fund and the Acquiring ETF. The table below summarizes the changes generally.  Please see the narrative discussion following the table for more information about these differences.

	Target Fund	Acquiring ETF
Distribution	Shares may be purchased directly from the Target Fund or through financial intermediaries, including platforms.	Individual shares may be purchased in the secondary market on an exchange, through a broker.
New shares may only be purchased directly from the Acquiring ETF in large groups called “Creation Units” (10,000 or more shares) and only through certain investors, called “Authorized Participants.”
Purchase procedures	Shareholders open an account with the Target Fund or otherwise purchase their shares through their financial intermediary.	Shareholders purchase or sell individual shares on the exchange, through a broker. Only Authorized Participants may purchase Creation Units of shares from the Acquiring Trust.
Exchange rights	Class I Shareholders of the Fund may be exchanged for Class I Shares of another series of the Trust.	ETF shares have no exchange rights.
Redemption procedures	Shareholders may redeem shares directly from the Fund at NAV at any time and will receive proceeds in cash.

Individual shareholders will normally “exit” their investment in the Acquiring ETF by selling shares on the exchange, through a broker.

Shares may only be redeemed by Authorized Participants in Creation Units; and Authorized Participants will normally receive portfolio securities from the Acquiring ETF in connection with a redemption, not cash.

For both the Target Fund and the Acquiring ETF, the NAV is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for business.

Further, each of the Target Fund and Acquiring ETF generally values portfolio securities at market value. If market quotations are not available or reliable, a fund will value securities at their fair value as determined in good faith under the supervision of its board of trustees. The fair value of a security is the amount which a fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security’s primary exchange and the time the funds calculate their NAV, the funds will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when a fund does not price its shares, the value of these securities may change on days when fund shares cannot be purchased or redeemed.

Additional Information on Differences in Purchases of Shares

Target Fund.  Shares of the Target Fund are sold at NAV. Shareholders or prospective shareholders of the Target Fund may purchase shares of the Target Fund on any day that the NYSE is open for trading, subject to certain restrictions. Purchases may be made by contacting The Arbitrage Funds by calling (800) 295-4485. You also may purchase shares through a financial intermediary. The minimum initial investment for Class I of the Target Fund is $100,000 and there is no minimum subsequent investment for Class I, other than investments through the Target Fund’s Automatic Investment Plan, which has a $100 minimum for investments. Additionally, there are no investment minimums for Class I Shares for both omnibus and non-omnibus accounts held by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) employee benefit plans, like 401(k) retirement plans; (2) fee-based advisory or “wrap” programs; (3) mutual fund supermarkets or platforms such as those maintained by Schwab, Fidelity, TD Ameritrade, or other broker-dealers; (4) consulting firms; and (5) trust companies. The Target Fund has granted the authority to the Adviser, in its sole discretion, to waive the initial investment minimums for the Class I Shares. The Adviser, though granted sole discretion by the Target Fund, has committed to consult the Fund’s Chief Compliance Officer prior to authorizing any such waivers.

Acquiring ETF.   The Acquiring ETF will be traded on the Stock Exchange during the trading day.  Individual shares can be bought and sold in the secondary market (the exchange) through a broker or dealer at a market price throughout the trading day, like other shares of publicly traded securities. ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater or less than the NAV. There is no minimum investment for purchases made on the exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “bid” price) and the price at which they are willing to sell the shares (the “ask” price). The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the ETF shares when you buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to purchase and redeem large blocks of shares directly with the Acquiring ETF. Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF will be done in increments of 10,000 share Creation Units. A fee (called a “Transaction Fee”) is expected to be charged to Authorized Participants who create or redeem Acquiring ETF shares in Creation Units.  The Acquiring Trust currently expects the Acquiring ETF’s standard Transaction Fee to be $250, and the Acquiring ETF may impose a variable Transaction Fee of up 2% of the value of the Creation Unit(s) being purchased.  Under normal circumstances, the Acquiring ETF will issue or redeem Creation Units in return for a basket of assets that the Acquiring ETF specifies each day and are effected at the NAV as next determined after the receipt of an order in proper form. The value of the minimum initial and subsequent investment by an Authorized Participant varies with the value of this basket of assets specified by the ETF each day.  Authorized Participants may only purchase and redeem shares in Creation Units by submitting an order through the Acquiring ETF’s transfer agent to its distributor. More information about the purchase and sale of ETF shares in Creation Units can be found in the Acquiring ETF’s Statement of Additional Information under the heading “Transactions in Creation Units.”

Purchase and redemption activity conducted by Authorized Participants directly with the Acquiring ETF is subject to a Transaction Fee. A Transaction Fee is charged on each Creation Unit and is paid by Authorized Participants who create or redeem shares in Creation Units. The amount of the Transaction Fee can change from time to time and the specific amount is announced to Authorized Participants before the fee changes.

Additional Information on Differences in Exchange Privileges

Target Fund.  Shareholders of the Target Fund may exchange their shares for shares of other series of The Arbitrage Funds.

Acquiring ETF.  There is no exchange privilege for the Acquiring ETF. This means that to exit an investment in the Acquiring ETF, a shareholder will need to sell the shares in the secondary market at the then-current market price and may incur a brokerage commission or other fee to do so.

Additional Information on Differences in Redemption Rights

Target Fund.  Shares of the Target Fund are redeemed directly from the Target Fund at NAV on any day that the NYSE is open for trading, subject to certain restrictions. Redemptions may be made by mailing an application or redemption request to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, MO 64121-9842 (Regular Mail), or The Arbitrage Funds, c/o DST Systems, Inc., 430 W. 7th St., Kansas City, MO 64105 (Express/Overnight Mail), or by calling (800) 295-4485. Shareholders may also redeem shares through their financial advisory or other financial intermediary.

Acquiring ETF.  The Acquiring ETF is traded on the Stock Exchange. Individual ETF shares are not redeemed by investors directly from the Acquiring ETF, except in Creation Units. To exit an investment, an investor would sell individual ETF Shares on the exchange through a broker-dealer. If you wish to sell shares of the Acquiring ETF, you should contact your broker. You may incur a brokerage fee when selling shares of the Acquiring ETF. Because the shares trade on an exchange at market prices rather than at the NAV, shares may trade at market prices that are greater than NAV (premium) or less than NAV (discount).

Only certain large investors that have contractually agreed to be, and have been designated as, Authorized Participants are able to redeem large blocks of shares directly with the Acquiring ETF. Redemption activity conducted by Authorized Participants directly with the Acquiring ETF will generally be done in increments of 10,000 share Creation Units. A Transaction Fee is charged per Creation Unit to Authorized Participants who redeem shares in Creation Units. The Acquiring Trust currently expects the Acquiring ETF’s standard Transaction Fee to be $250, and the Acquiring ETF may impose a variable Transaction Fee of up 2% of the value of the Creation Unit(s) being redeemed.

The Acquiring ETF will redeem Creation Units in return for a basket of instruments that the Acquiring ETF specifies each day, which basket will have the same aggregate value as the aggregate NAV of the Creation Unit(s) redeemed. Shares of the Acquiring ETF may only be redeemed in Creation Units by submitting an order to the Acquiring ETF’s transfer agent.

More information about the purchase and sale of shares in Creation Units can be found in the Statement of Additional Information under “Transactions in Creation Units.”  In addition, more detailed information is available below in this Combined Information Statement/Prospectus in the section entitled “Comparison of the Target Fund and Acquiring ETF —Purchase, Redemption and Pricing of Fund Shares”.

Federal Tax Consequences

Note: Throughout the Combined Information Statement/Prospectus, we have called the transaction described as a “Conversion”, but this section uses the term “Reorganization.” This is because the discussion that follows is based on applicable federal tax laws as set forth in the Internal Revenue Code of 1986, as amended (“Code”), which has a special definition of “reorganization” and detailed rules that use the word “reorganization.” The Conversion is a “Reorganization” for purposes of the tax discussions in this document.

The Reorganization is expected to be a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization (except with respect to cash, if any, received in lieu of fractional shares). As a non-waivable condition to the Reorganization, the Trust will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a)(1)(F) of the Code. For more information on the tax consequences of the Reorganization, see “Additional Information Relating to the Conversion – Federal Income Taxes” later in this Combined Information Statement/Prospectus.

INFORMATION ABOUT THE CONVERSION

Conversion

As further explained in this Combined Information Statement/Prospectus, the Conversion will be effected pursuant to a Reorganization Agreement.  Under the Reorganization Agreement, the Target Fund will transfer all of its assets to the Acquiring ETF in exchange for the assumption of all liabilities of the Target Fund by the Acquiring ETF, and shares of the Acquiring ETF having an aggregate NAV (plus cash in lieu of fractional shares, if any) equal to the aggregate NAV of the shares of the Target Fund on the Closing Date for the Conversion (currently, the Closing Date is expected to be September 17, 2021, but could be a later date agreed to by the Target Fund and the Acquiring ETF). The shares of the Acquiring ETF will be distributed pro rata to the shareholders of the Target Fund in complete liquidation of the Target Fund. Holders of shares of the Target Fund will receive the number of shares of the Acquiring ETF (and cash in lieu of fractional shares, if any) equal in value to the aggregate NAV of the shares of the Target Fund held immediately prior to the Conversion. As a result of the Conversion, a shareholder of the Target Fund will have approximately the same percentage of ownership in the Acquiring ETF as such shareholder’s percentage of ownership in the Target Fund prior to the Conversion, adjusted for the payment of cash in redemption of fractional shares.

The Board of Trustees for each of the Target Fund and the Acquiring ETF, including the Trustees who are not “interested persons” of The Arbitrage Funds or the AltShares Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Target Fund and the Acquiring ETF, respectively, each have approved the Reorganization Agreement. The Reorganization Agreement provides for:

•                                         the transfer of substantially all of the assets of the Target Fund to the Acquiring ETF in exchange for shares of the Acquiring ETF and the Acquiring ETF’s Assumption of liabilities of the Target Fund;

•                                         the distribution of such Acquiring ETF shares to the Target Fund’s shareholders; and

•                                         the termination of the Target Fund as separate series of The Arbitrage Funds.

If the proposed Conversion is completed, the Acquiring ETF will acquire substantially all of the assets and the liabilities of the Target Fund, and shareholders of the Target Fund will receive shares of the Acquiring ETF with an aggregate NAV equal to the aggregate NAV of the Target Fund shares that the shareholders own immediately prior to the Conversion, except that Target Fund shareholders will receive cash in lieu of fractional Target Fund shares.

Reasons for the Proposed Conversion

The Conversion has been proposed because the Adviser believes that it is in the best interests of the Target Fund and its shareholders if the Target Fund is reorganized (or converted) into the Acquiring ETF because (1) the Acquiring ETF has the same investment objective and the same investment strategies and policies as the Target Fund; (2) shareholders will be able to purchase or sell shares of the Acquiring ETF throughout the trading day at the then-prevailing market price; and (3) after the Conversion, the Acquiring ETF is expected to have a lower overall net expense ratio than the Target Fund.

The Adviser recognizes that, after the Conversion, shareholders will no longer have the right to redeem fund shares individually from the Acquiring ETF for cash, and shareholders could bear some cost of opening or maintaining brokerage accounts. On balance, however, the Adviser believes that operating the Fund as an ETF will result in a better outcome for shareholders over the long-term.

The Acquiring ETF has a unitary advisory fee pursuant to which the Adviser will pay, subject to certain limitations, substantially all of the Acquiring ETF’s operating expenses out the advisory fee received. Under the unitary fee structure, the Adviser will pay all of the expenses of the Acquiring ETF, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Acquiring ETF’s Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Acquiring ETF may be a party and indemnification of the Trustees and officers with respect thereto).

Further, the Adviser believes the Acquiring ETF will be less expensive because some types of fees that are commonly paid by mutual funds are not paid by ETFs.  These fees include:

•                                         Shareholder servicing fees.  Shareholder servicing fees are paid to a shareholder servicing agent to provide services to shareholders, primarily information about their account. The Acquiring ETF does not pay shareholder servicing fees.

•                                         State registration fees.  Many states require mutual funds to pay state registration fees. These fees often involve a minimum fee plus a variable amount based on the number of shares purchased in each state. Exchange-listed securities, like ETFs, are exempt from these fees. Further, although ETFs must pay an exchange listing fee, such fees generally are lower than the state registration fees paid by mutual funds and will be paid by the Adviser out of the unitary advisory fee.

The Adviser believes that these cost reductions and the usage by the Acquiring ETF of the unitary advisory fee will contribute to lower total expense ratio for the Acquiring ETF.  Indeed, at the time of the Conversion, the Target Fund is expected to be relatively small in size.  It currently has approximately $3.7 million in assets and is not expected to grow significantly prior to the Closing Date. Nevertheless, even at this level of assets, the Acquiring ETF’s expense ratio is expected to be less than the current expense ratio of the Target Fund.

Board Considerations

In approving the Reorganization Agreement, the Board, on behalf of the Target Fund, and the Board of Trustees of the Acquiring Trust, on behalf of the Acquiring ETF, including the Independent Trustees of each Board, determined that the Conversion is in the best interests of each respective Fund and its shareholders and the interests of each respective Fund and its shareholders will not be diluted as a result of the Conversion. Before reaching this conclusion, each Board engaged in a thorough review process relating to the proposed Conversion. Each Board considered the Conversion at meetings held on May 4, 2021.

In determining whether to approve the Reorganization Agreement on behalf of the Target Fund, the Trust’s Board, including the Independent Trustees, considered the terms and conditions of the Reorganization Agreement and whether the Conversion would result in the dilution of shareholder interests.  The Board inquired into a number of matters and considered the following factors, among others, in no order of priority in evaluating the Conversion:

•                                         The Adviser recommends converting the Target Fund into the Acquiring ETF and believes that the Conversion will create greater potential for long-term viability than continuing to operate the Target Fund as a mutual fund;

•                                         The Acquiring ETF is designed to be the same as the Target Fund with respect to its investment program, and the Adviser will advise the Acquiring ETF after the Conversion;

•                                         There are no differences in investment objective, principal investment strategies, principal risks, investment restrictions or portfolio management between the Target Fund and the Acquiring ETF, with the exception of ETF-specific risks;

•                                         The Acquiring ETF, which will commence operations upon the consummation of the Conversion, will assume and publish the operating history and performance record of the Target Fund;

•                                         After the Conversion, the Acquiring ETF will operate with a lower total expense ratio and lower net expense ratio than the Target Fund, because the advisory fee of the Acquiring ETF will be structured as a unitary fee, pursuant to which the Adviser will pay, subject to certain limitations, substantially all of the Acquiring ETF’s operating expenses out of the advisory fee received;

•                                         The Target Fund shareholders will receive Acquiring ETF shares with the same aggregate net asset value as their Target Fund shares (adjusted for distributions to redeem fractional shares, if any);

•                                         After the Conversion, Acquiring ETF shareholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the exchange;

•                                         The Conversion is not expected to result in adverse tax consequences to Target Fund shareholders; and

•                                         The Target Fund, its shareholders, and the Acquiring ETF will not bear any of the costs of the Conversion.

In connection with the Board’s consideration of the Conversion, the Independent Trustees requested, and the Adviser provided to the Board, information regarding the factors set forth above as well as other information relating to the Conversion. With respect to the Target Fund, the Board also considered the differences between the organizational documents of the Trust and the Acquiring Trust, as described in the section below entitled “Shareholder Rights and Description of Securities to Be Issued.”  The Board and the Acquiring Trust Board, including all of the Independent Trustees, concluded that the Conversion was in the best interests of the Target Fund and the Acquiring ETF, as well as each Fund’s shareholders, and that the Funds’ respective shareholders would not have their interests diluted as a result of the Conversion. The determinations on behalf of the Target Fund and the Acquiring ETF were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

A vote of the shareholders of the Target Fund is required to approve the Conversion under the Trust’s Declaration of Trust. The Majority Shareholder of the Target Fund approved the Target Fund’s Conversion by written consent on June 9, 2021 and the Conversion may take effect 20 days or more following the date of this Combined Information Statement/Prospectus, or as soon thereafter as practicable.

The Board of Trustees of the Trust is composed of seven members, five of whom are Independent Trustees.  The Board of Trustees of the Acquiring Trust is composed of three members, two of whom are Independent Trustees. Each Board is represented by independent legal counsel.

COMPARISON OF THE TARGET FUND AND ACQUIRING ETF

Comparison of Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Policies

The Target Fund and the Acquiring ETF have investment objectives that are the same and their principal investment strategies, principal risks, and fundamental investment policies are the same. The tables below compare these features of the Target Fund and the Acquiring ETF. For more detailed information about the Acquiring ETF’s investment strategies and risks, see Appendix C.

Investment Objectives

Target Fund	Acquiring ETF
The Fund seeks to achieve capital appreciation over a full market cycle with lower volatility than the broad equity market.	Same.

Principal Investment Strategies

Water Island Long/Short Fund	Target Fund	Acquiring ETF

To pursue its investment objective, the Fund employs a “long/short” event-driven investment strategy, which seeks to profit by investing in the equity and debt securities of companies whose prices the Adviser believes are or will be impacted by a publicly announced or anticipated corporate event.  The strategy may invest both long and short across industries/sectors, market capitalizations, and credit qualities, and it will invest internationally, seeking what the Adviser believes are the most favorable event opportunities across the globe. By focusing on event opportunities, the Adviser aims to generate a return profile that is more correlated to the outcomes of each idiosyncratic event rather than the overall direction of broader equity and credit markets.

	✓	✓

Corporate events may take the form of “hard” catalysts or “soft” catalysts. Investment opportunities predicated on hard catalysts tend to be characterized by more definitive outcomes, shorter timelines, and lower levels of volatility. The most common example of a hard catalyst is definitive, publicly announced mergers and acquisitions (“M&A”), but hard catalysts may also take other forms including, but not limited to, Dutch tenders, initial public offerings (“IPOs”) of special purpose acquisition companies (“SPACs”), yield-to-call opportunities, and spin-offs (pre-completion). Investment opportunities predicated on soft catalysts tend to be characterized by less certain outcomes, longer timelines, and greater levels of risk – though also commensurate greater potential reward. Examples of soft catalysts include a broad range of events spurred by company-specific, industry-wide, or broad economic conditions such as speculated M&A, asset sales, spin-offs (post-completion), private investments in public equity (PIPEs) of SPACs, de-SPAC processes, turnaround plans, management changes, activist campaigns, transformational M&A

	✓	✓

(post-completion), corporate levering/de-levering, credit refinancings, recapitalizations, restructurings, and other corporate reorganizations and re-rating opportunities.

The Adviser will invest in both hard and soft catalysts with a capital structure agnostic approach, allowing the Fund to position its investments in both equity and credit instruments, selecting whichever security the Adviser believes offers the greatest reward-to-risk ratio for a given event opportunity. The Adviser will focus on two core approaches to event-driven investing – merger arbitrage and special situations – though may also engage in other types of arbitrage trades, such as convertible arbitrage and capital structure arbitrage.

	✓	✓

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund’s principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund’s ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

	✓	✓

The Fund may maintain long and short positions through the use of derivative instruments, including swap agreements, options, futures, and forward contracts, without investing directly in the underlying asset. The Fund may use derivative instruments to attempt to both increase the return of the Fund and hedge (protect) the value of the Fund’s assets.

	✓	✓

The Fund is not limited with respect to issuer, geography, market capitalization, credit quality, sector or industry. The Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund.

	✓	✓

Principal Risks

The principal risks for the Target Fund and the Acquiring ETF are substantially the same, as evidenced by the second table below.  There are some risk factors for the Acquiring ETF related to it being an ETF, however, that do not apply to the Target Fund as a traditional mutual fund.  The risks that relate to the Acquiring ETF’s status as an ETF are set forth here in the first table below.

Principal Risks	Target Fund	Acquiring ETF
Premium-Discount Risk: Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares.	No Comparable Risk	✓

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market may pay bid-ask spreads, brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell Shares. There can be no assurance that an active or liquid trading market for Shares will develop or be maintained or that the Shares will continue to be listed. In addition, trading in Shares on the Exchange may be halted.

	No Comparable Risk	✓

Cash Transactions Risk: The Fund may effect redemptions partly or wholly for cash, rather than through in-kind distributions of securities. Accordingly, the Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds and it may recognize gains on sales of portfolio holdings. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that primarily or wholly effects redemptions in-kind. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund redeemed its shares principally in-kind, may be passed on to Authorized Participants (“Authorized Participants”) in the form of transaction fees. As a result, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

	No Comparable Risk	✓

International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV. As a result, Shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

No Comparable Risk	✓

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading

No Comparable Risk	✓

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to NAV like closed-end fund shares and may face delisting from the Exchange.

No Comparable Risk	✓

The following table compares the principal risks of the investing in the Target Fund, as identified in the Target Fund’s summary prospectus, with the principal risks of the Acquiring ETF, as identified in the Acquiring ETF’s summary prospectus.  The principal risks of the Acquiring ETF are not expected to change once the Conversion occurs.

Principal Risks	Target Fund:	Acquiring ETF:

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated, or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of

	✓	✓

Principal Risks	Target Fund:	Acquiring ETF:
these risks could cause the Fund to experience investment losses, impacting its shares negatively.

Merger Arbitrage Risk: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed corporate reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

	✓	✓

Special Situations Risk: The Fund may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

	✓	✓

Short Sale Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund’s performance.  When the Fund sells a security short, it must maintain a segregated amount of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of

	✓	✓

Principal Risks	Target Fund:	Acquiring ETF:

deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise. Short positions may introduce additional risk to the Fund because a short position loses value as a security’s price increases and there is no theoretical ceiling to the price of the shorted security. Therefore, securities sold short have unlimited risk.

Market Risk: Market risk is the possibility that securities prices will fluctuate over time. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may from time to time experience short-term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the value of the Fund’s investments, and investors could lose money due to this price fluctuation. The global outbreak of novel coronavirus (or COVID-19) is currently creating unprecedented economic and social uncertainty throughout the world and related market volatility. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking or forcing the Fund to allocate assets to alternative strategies. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking or forcing the Fund to allocate assets to alternative strategies. The COVID-19 pandemic, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant adverse impact on the Fund and its investments and could result in increased volatility of the Fund’s NAV.

	✓	✓

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates, and economic, regulatory or financial developments, and may adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or if the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

	✓	✓

Principal Risks	Target Fund:	Acquiring ETF:

Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

	✓	✓

Large Shareholder Transaction Risk: A significant percentage of the Fund’s shares may be owned or controlled by certain large shareholders. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

	✓	✓

Hedging Transaction Risk: The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund’s portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

	✓	✓

High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expects to have a high portfolio turnover rate (over 100%). This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes

	✓	✓

Principal Risks	Target Fund:	Acquiring ETF:
shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Concentration Risk: If a large percentage of mergers or event-driven investment opportunities taking place within the U.S. are within one industry over a given period of time, the Fund may invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

	✓	✓

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

	✓	✓

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

	✓	✓

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or

	✓	✓

Principal Risks	Target Fund:	Acquiring ETF:

differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may also enter into credit default or credit default index swaps with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. The Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Non-Diversification Risk: The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

	✓	✓

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially

	✓	✓

Principal Risks	Target Fund:	Acquiring ETF:

greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts.

LIBOR Rate Risk: Many debt securities, derivatives, and other financial instruments, including some of the Fund’s investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. Plans are underway to phase out the use of LIBOR by the end of 2021.  Several working groups and regulatory authorities have suggested replacements for LIBOR. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance.

	✓	✓

Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market funds or short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issues by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

	✓	✓

Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. These securities

	✓	✓

Principal Risks	Target Fund:	Acquiring ETF:

companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s NAV may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

	✓	✓

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things, market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active trading market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund participates in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. If the Fund exercises its appraisal rights, it may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

	✓	✓

Principal Risks	Target Fund:	Acquiring ETF:

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

	✓	✓

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund or by funds in which the Fund invests (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

	✓	✓

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

	✓	✓

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated

	✓	✓

Principal Risks	Target Fund:	Acquiring ETF:

investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of currency forward and futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

New Fund Risk: The Fund recently launched as an ETF and has a relatively small asset size. Until the Fund grows larger, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation, and/or a stop to trading.

	No Comparable Risk	✓

Fundamental Investment Policies

The Acquiring ETF will have the same fundamental investment policies as the Target Fund.  The table below compares the Funds’ fundamental investment policies.  A Fund’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities” means the lesser of: (1) 67% of the shares of a fund present at a meeting where the holders of more than 50% of the outstanding shares of a fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a fund. Shares of a Fund will be voted separately on matters affecting only the Fund, including approval of changes in the fundamental investment policies of the Fund. Except for the fundamental investment limitations identified below, each Fund’s investment policies and limitations described in this Information Statement/Prospectus are not fundamental and may be changed without shareholder approval.

Target Fund	Acquiring ETF
The Fund may not:

1. Issue senior securities other than to evidence borrowings or short sales as permitted under the 1940 Act. (The 1940 Act permits a Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions. A reverse repurchase agreement or a derivative transaction will not be considered to constitute the issuance of a senior security by the Fund, if the Fund covers the transaction in

Same.

accordance with applicable requirements (a “covered reverse repurchase agreement” or “covered derivative transaction”). In addition, for purposes of this investment restriction, hedging transactions in which a Fund may engage and similar investment strategies are not treated as senior securities when covered in accordance with applicable requirements.)

2. Borrow money except that the Fund may borrow:

(a)                               from banks to purchase or carry securities or other investments,

(b)                              from banks for temporary or emergency purposes, or

(c)                               by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

Same.

3. Underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

Same.

4. Concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, if a large percentage of investment opportunities occurring within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities for the Fund include, but are not limited to: announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, management change, institution of shareholder-friendly practices, regulatory changes, litigation, earnings results and outlook, and changes in industry or sector fundamentals.

Same.

5. Purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily

Same.

marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.
6. Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.	Same.
7. Lend any of its assets, except that the Fund may lend up to 1/3 of its portfolio securities.	Same.
8. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Same.
9. Pledge, mortgage or hypothecate its assets, except to secure borrowings.	Same.
10. Invest in companies for the purpose of exercising control or management.	Same.

Performance History

For the Conversion, the Acquiring ETF will be the surviving legal entity, and the Acquiring ETF will adopt the accounting history of its predecessor Target Fund. As of the date of this Information Statement, the Acquiring ETF has not commenced operations and, therefore, does not have calendar year performance information. As a result, the Acquiring ETF will assume the performance history of the Target Fund when the Conversion closes.

The following performance information indicates some of the risks of investing in the Target Fund through the time periods shown. Because the Acquiring ETF will assume the performance history of the Target Fund in the Conversion, the following performance information also indicates some of the risks of investing in the Acquiring ETF. Had the predecessor mutual fund (the Target Fund) been structured as an ETF, its performance may have differed.

The bar chart shows the Target Fund’s performance for the calendar years ended December 31. The annual returns bar chart demonstrates the risks of investing in the Acquiring ETF by showing how the predecessor Target Fund’s performance has varied from year to year.

The table illustrates how the Target Fund’s average annual returns for the 1-year, 5-year and since inception periods compare with those of a broad measure of market performance, the ICE BofA U.S. 3-Month Treasury Bill Index and the Standard & Poor’s 500® Index. Unlike the Target Fund’s returns, these index returns do not reflect any deductions for fees, expenses or taxes.

The Target Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s Website at www.arbitragefunds.com or by calling the Fund toll-free at (800) 295-4485.

During the period shown in the bar chart, the best performance for a quarter was 23.87% (for the quarter ended December 31, 2020). The worst performance was (6.05%) (for the quarter ended September 30, 2015). The year-to-date return of the Class I Shares, through March 31, 2021 is 3.12%.

Average Annual Total Returns as of 12/31/2020*	One year	Five Years	Since Inception
Water Island Long/Short Fund
Class I Return Before Taxes	43.45%	10.10%	6.96%
Class I Return After Taxes on Distributions(1)	38.32%	9.02%	6.02%
Class I Return After Taxes on Distributions and Sale of Fund Shares(1)	26.05%	7.55%	5.08%
ICE BofA U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.67%	1.20%	1.01%
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	12.59%

(1)             After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at NAV and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

*                Inception: December 31, 2014. The performance quoted above represents past performance and does not guarantee future results. High, double-digit returns were primarily achieved during favorable market conditions. Such returns are atypical and may not be repeatable. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. Returns shown above include the reinvestment of all dividends and capital gains. Total Annual Fund Operating Expenses for Class I Shares of the Target Fund are 12.59%. The Adviser has contractually agreed to waive fees in excess of 1.44% for Class I Shares until September 30, 2022, unless terminated at an earlier time by the Board of Trustees. Without such fee waivers, performance numbers would have been reduced. Fee waivers do not include the effects of interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses, taxes, and other costs incurred in connection with the purchase or sale of portfolio securities.

MANAGEMENT OF THE FUNDS

The Investment Adviser

Water Island Capital, LLC, a Delaware limited liability company, is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Target Fund and the Acquiring ETF. Water Island has been an investment adviser to the Target Fund since inception. As of March 31, 2021, Water Island had approximately $2.3 billion in assets under management. Water Island maintains its principal offices at 41 Madison Avenue, 42nd Floor, New York, New York, 10010.

The Acquiring Trust, on behalf of the Acquiring ETF, and the Adviser have entered into an Investment Advisory Agreement (“Advisory Agreement”) pursuant to which the Acquiring ETF has agreed to pay the Adviser an annualized advisory fee that is calculated and accrued daily equal to 1.25% of average daily net assets and paid monthly. The Advisory Agreement has certain terms that differ from the Target Fund’s Investment Advisory Agreement (together, the “Advisory Agreements”).

Under the Advisory Agreements, the Adviser is responsible for providing a continuous investment program for the Funds, including investment research and management with respect to all securities and investments. The Adviser will determine what securities and other investments will be purchased, retained or sold by the Funds, and has a duty to seek best execution in fulfilling in its portfolio management obligations to the Funds.

The Acquiring ETF has a unitary fee structure that, unlike the Target Fund’s advisory agreement, covers certain operating expenses.  The Acquiring ETF’s advisory agreement requires that the Adviser (i.e., Water Island) pay for all of the Acquiring ETF’s operating expenses, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Fund’s Rule 12b-1 plan, if applicable, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities-lending related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

By contrast, under the Target Fund’s advisory agreement, the Target Fund pays for such services directly.

Pursuant to its respective advisory agreement, each of the Target Fund and the Acquiring ETF pays Water Island a fee at an annualized rate (expressed as a percentage of daily net assets) as follows:

Fund	Management Fee
Water Island Long/Short Fund – (Target Fund)	1.25%
AltShares Event-Driven ETF – (Acquiring ETF)	1.25%

The Target Fund has entered into an Amended and Restated Expense Waiver and Reimbursement Agreement with the Adviser so that total annual operating expenses of the Target Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, do not exceed 1.44% of the Target Fund’s average daily net assets allocable to Class I Shares at least through September 30, 2022.

For the fiscal year ended May 31, 2020, Water Island waived fees and reimbursed expenses in an amount that exceeded its entire advisory fee with respect to the Target Fund. A discussion regarding the basis for the Acquiring ETF Board’s approval of the advisory agreement between Adviser and the Acquiring ETF will be available in the annual shareholder report for the period ending May 31, 2021, which will be on file with the SEC on the EDGAR system, (1940 Act File No. 811-23475).

Portfolio Managers

The Target Fund and the Acquiring ETF are managed by the following co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio.

Portfolio Managers	Target Fund	Acquiring ETF
John Orrico, CFA, Chief Investment Officer	Water Island Long/Short Fund	AltShares Event-Driven ETF
Eric Becker	Water Island Long/Short Fund	AltShares Event-Driven ETF

The Acquiring ETF’s Statement of Additional Information relating to the Conversion dated July 29, 2021, which is incorporated by reference, provides additional information about each portfolio manager’s compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Target Fund and Acquiring ETF.

Other Service Providers

The Acquiring ETF will use the same service providers as currently used by the Target Fund, except as noted below:

Role	Service Provider
Administrator	State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111
Fund Accounting Agent	State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111
Transfer Agent

Target Fund: DST Systems, Inc. (“DST”), 333 West 11th Street, Kansas City, MO, 64105

Acquiring ETF: State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111

Custodian	State Street Bank and Trust Company, State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111
Distributor	Target Fund: ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 Acquiring ETF: Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101
Independent Registered Public Accounting Firm	Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota, 55402

Information about the Acquiring ETF’s administrator, fund accountant, transfer agent, and custodian can be found in the Acquiring ETF’s Statement of Additional Information relating to the Conversion dated July 29, 2021, which is incorporated by reference.

Purchase, Redemption/Sale and Pricing of Fund Shares

The procedures for purchase and redemption of shares of the Target Fund and the Acquiring ETF are not the same. Additional information about the purchase, redemption and pricing can be found in the prospectuses for the Target Fund and the Acquiring ETF.

Sales Loads

Neither the Target Fund nor the Acquiring ETF charge a front-end sales load or a deferred sales load.

Rule 12b-1 Plan (or Plan)

The Target Fund’s Class I Shares are not subject to any 12b-1 fees. However, the Acquiring ETF has adopted a Rule 12b-1 Plan (i.e., the Plan). Under the Plan, the Acquiring ETF is authorized to pay fees at an annual rate not to exceed 0.25% of average daily net assets to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). No distribution or service fees are currently being paid by Acquiring ETF as it has not commenced operations.  In addition, there are no current plans to impose these Rule 12b-1 Fees on Acquiring ETF shares.  Further, the Acquiring ETF’s Board of Trustees has not approved the commencement of any payments under the Plan. In the event Rule 12b-1 Fees are charged, over time they would increase the cost of an investment in the Acquiring ETF because they would be paid on an ongoing basis.

Purchases and Redemptions/Sales of Fund Shares

Target Fund. The Target Fund is a mutual fund, and Class I investors can purchase and redeem shares directly from the Target Fund or indirectly through intermediaries. Investors may purchase, exchange or redeem the Target Fund’s shares at the Target Fund’s NAV next computed after receipt of the order. Transactions will only occur on days when the NYSE is open. On holidays and other days when the NYSE is closed, the Target Fund’s NAV is not calculated and the Target Fund does not accept buy or sell orders. However, the value of the Target Fund’s assets may still be affected on those days, because the Target Fund may hold foreign securities that trade on days that foreign securities markets are open.

To purchase, exchange or redeem shares of the Target Fund, investors must submit orders to the Target Fund by the applicable cut-off time to receive the NAV calculated on that day. If an order is received after the applicable cut-off time, it will be processed the next business day.

Investors who wish to purchase, exchange or redeem Target Fund shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or redeem shares of the Target Fund may be placed.

The Target Fund also imposes a wire fee for transactions by wire. When shares are redeemed from the Target Fund, the redemption proceeds are delivered to the shareholder within seven days.

Acquiring ETF.  ETF shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on the listing exchange. When buying or selling ETF shares through a broker, you may incur customary brokerage commissions and charges. When charged, the commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares.

Individual shareholders do not pay a redemption fee to the Acquiring Trust when selling shares on the exchange. When a shareholder purchases or sells shares on the exchange, the purchase and sale are handled through the shareholder’s brokerage account.

In addition to any brokerage commission, you will incur the cost of the “spread,” which is the difference between what investors are willing to pay for shares (the “bid” price) and the price at which they are willing to sell the shares (the “ask” price). The spread with respect to an ETF’s shares varies over time based on the ETF’s trading volume and market liquidity, and is generally lower (or narrow) if the ETF has a lot of trading volume and market liquidity and higher (or wider) if the ETF has little trading volume and market liquidity. When the spread widens, particularly in times of market stress, you may pay significantly more or receive significantly less than the underlying value of the ETF shares when you buy or sell ETF shares in the secondary market. Because of the costs of buying and selling ETF shares, frequent trading may reduce investment returns.

ETF shares are bought and sold at market prices, rather than the NAV, and shares may trade at a price greater or less than the NAV. Generally, the Acquiring ETF will only issue or redeem ETF shares that have been aggregated into Creation Unit blocks of 10,000 shares or multiples thereof to Authorized Participants who have entered into agreements with the Acquiring ETF’s distributor, as discussed in the “Transactions in Creation Units” section of the Acquiring ETF’s Statement of Additional Information. The Acquiring ETF will issue or redeem Creation Units in return for a basket of instruments as specified by the ETF each day.

Pricing

The procedures for calculating the NAV of shares are the same for both the Target Fund and the Acquiring ETF.

Net Asset Value. For both the Target Fund and the Acquiring ETF, the NAV of the Fund is determined at the close of business of the NYSE (generally 4:00 p.m. Eastern Time) on each day that the relevant fund is open for business.  For both the Target Fund and the Acquiring ETF, NAV is calculated by (1) subtracting the Fund’s liabilities from its assets and then (2) dividing that number by the total number of outstanding shares. Under normal conditions, the Fund generally values portfolio securities at market value. If market quotations are not available or reliable, the Fund will value securities at their fair value as determined in good faith under the supervision of the Board of Trustees.

Fair Value Pricing. The fair value of a security is the amount which a fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE. Market quotations of foreign securities from the principal markets in which they trade may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the NYSE. If a significant event that affects the valuation of a foreign security occurs between the close of the foreign security’s primary exchange and the time a fund calculates its NAV, the fund will fair value the foreign security to account for this discrepancy. In addition, since certain foreign securities may trade on weekends or days when a fund does not price its shares, the value of these securities may change on days when fund shares cannot be purchased or redeemed.

Frequent Trading/Market Timing

The Target Fund and the Acquiring ETF have different approaches to frequent trading and market timing.

Target Fund.  Frequent purchases and redemptions of Class I Shares of the Target Fund by a shareholder may harm other Target Fund shareholders by interfering with the efficient management of the Target Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Target Fund’s Board of Trustees discourages frequent purchases and redemptions of Class I Shares by reserving the right to reject any purchase order for any reason or no reason, including purchase requests from potential investors that the Target Fund believes might engage in frequent purchases and redemptions of Class I Shares of the Target Fund.

The right to reject an order applies to any order, including an order placed from an omnibus account, as applicable. Although the Target Fund has taken steps to discourage frequent purchases and redemptions of Class I Shares, the Target Fund cannot guarantee that such trading will not occur.

Acquiring ETF.  Unlike frequent trading of shares of a traditional open-end mutual fund, (i.e., not ETF shares), frequent trading of exchange traded shares on the secondary market does not disrupt portfolio management, increase the ETF’s trading costs, lead to realization of capital gains, or otherwise harm ETF shareholders.

Also, with regard to transactions in Creation Units, shares can only be purchased and redeemed directly from the Fund in Creation Units and only by Authorized Participants. Further, to the extent that Creation Unit transactions are effected in-kind (i.e., for securities), those trades do not cause the harmful effects to the Fund that may result from frequent cash trades. In addition, to the extent that such trades are effected in whole or in part in cash, which could result in dilution to the Acquiring ETF and increased transaction costs that negatively impact the Acquiring ETF’s ability to achieve its investment objective, the Board of Trustees noted that direct trading by Authorized Participants is critical to enabling Shares to trade at or close to NAV. The Acquiring ETF may also employ fair valuation pricing, which may minimize potential dilution from market timing.

In addition, the Acquiring ETF imposes Transaction Fees on purchases and redemptions of shares to offset transfer and other costs associated with the purchase and redemption of shares of the Acquiring ETF in Creation Units. The Transaction Fee is charged to the Authorized Participant on the day such Authorized Participant purchases or redeems any Creation Unit(s) and is generally the same regardless of the net number of Creation Units purchased or redeemed by an Authorized Participant on the applicable day.  In addition, because the Acquiring ETF will generally transact for Creation Units in kind, Authorized Participants will also bear the costs of transferring the securities to and from the Acquiring ETF, including any stamp duty or other similar fees and expenses.

Given these considerations, the Acquiring Trust’s Board of Trustees determined that it is not necessary to adopt policies and procedures to detect and deter market timing in shares.

Dividends, Distributions and Taxes

The Target Fund distributes net investment income and net realized capital gains, if any, annually. Target Fund shareholders may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Target Fund or receive these distributions in cash. Dividends and distributions from the Target Fund are automatically reinvested in the Target Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

The Acquiring ETF generally pays out dividends from its net investment income, if any, and distributes its net capital gains, if any, to shareholders at least annually. Brokers may make available to their customers who own Acquiring ETF shares the Depository Trust Company  (“DTC”) book-entry dividend reinvestment service. To determine whether this service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Acquiring ETF’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both net income and net realized gains will be automatically reinvested in additional whole shares purchased in the secondary market. Without this service, investors would receive all their distributions in cash.

Federal Income Taxes

The following tax information is based on U.S. federal tax laws and regulations in effect on the date of this Combined Information Statement/Prospectus and applies to each of the Target Fund and the Acquiring ETF. These laws and regulations are subject to change, possibly with retroactive effect. Shareholders should consult a tax professional for the federal tax consequences of investing in the Funds as well as for information on foreign, state and local taxes which may apply. Additional tax information appears in each Fund’s Statement of Additional Information.

The Target Fund and Acquiring ETF (the “Funds”) intend to qualify as regulated investment companies for federal income tax purposes and, as such, they will not be subject to federal income tax on their taxable income and gains that they distribute to their shareholders. Under ordinary circumstances, the Funds intend to distribute their income and gains in such a way that they will not be subject to a federal excise tax on certain undistributed amounts. However, no assurance can be given that the Funds will not be subject to the excise tax.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains in December. Target Fund distributions will be reinvested in shares of the Target Fund unless you elect to receive cash. Brokers may make available to their customers who own Acquiring ETF shares the DTC book-entry dividend reinvestment service. Distributions from net investment income (including any excess of net short-term capital gains over net long-term capital losses) are generally taxable to investors as ordinary income (although a portion of such distributions may be taxable to investors at the lower rate applicable to qualified dividend income), while distributions of capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of your holding period of Fund shares. The Funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation, unless they incur debt to finance the acquisition of Fund shares.

Redemptions of shares of the Target Fund and sales of the Acquiring ETF shares are taxable events on which you may realize a gain or loss.

U.S. individuals, trusts, and estates with income above certain thresholds are subject to the Medicare contribution tax at a rate of 3.8% on their net investment income, which includes interest, dividends and capital gains.

Federal law requires the Target Fund (or its administrative agent) and brokers, with respect to the Acquiring ETF, to report to the IRS and furnish to Fund shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012 and redeemed on or after that date. The Target Fund will permit Target Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Target Fund will use average cost as the default cost basis method. Brokers may permit similar elections with respect to Acquiring ETF shares. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The Target Fund and brokers, with respect to the Acquiring ETF, require you to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Target Fund and brokers, with respect to the Acquiring ETF, to withhold 24% of any distribution and redemption proceeds. The Target Fund reserves the right to reject your purchase order if you have not provided a certified social security or taxpayer identification number.

The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

Foreign Taxes

The Funds may be subject to foreign withholding taxes with respect to income from foreign securities. The Funds do not expect to be able to “pass through” those taxes to the shareholders but will deduct such amounts in determining how much the Funds are required to distribute to their shareholders.

U.S. Taxation of Foreign Shareholders

Nonresident aliens, foreign corporations and other non-U.S. investors in the Funds will be subject to a 30% withholding tax on dividend distributions (other than capital gain dividends, unless the shareholder is entitled to a lower rate pursuant to an applicable tax treaty). A foreign shareholder must provide an applicable Form W-8 certifying its foreign status and the applicability of any treaty. Foreign investors are generally not subject to U.S. income tax or distributions of capital gains and capital gains recognized on the sale, exchange, or redemption of shares unless they are present in the U.S. for 183 days or more in a taxable year, or such gains are effectively connected with a U.S. trade or business. Under the Foreign Account Tax Compliance Act (“FATCA”), the Target Fund and brokers, with respect to the Acquiring ETF, are required to withhold tax at the rate of 30% on payments to foreign entities that do not comply with information reporting requirements under FATCA.

All foreign investors should consult their tax advisors about the tax consequences of investing in a Fund.

FINANCIAL HIGHLIGHTS

The fiscal year end of each of the Target Fund and the Acquiring ETF is May 31. The financial highlights for the Target Fund are included in Appendix B and have been derived from financial statements audited by Ernst & Young LLP, except for information provided for the six month-period ended November 30, 2020, which is unaudited.

The financial highlights of the Target Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund for the fiscal year ended May 31, 2020, which have been audited by Ernst & Young LLP, the registered independent public accounting firm for the Target Fund and the Acquiring ETF; and (ii) the Semi-Annual Report to shareholders of the Target Fund for the six months ended November 30, 2020, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, MO 64121-9842 or by calling (800) 295-4485, and are incorporated by reference into this Combined Information Statement/Prospectus.

As of the date of this Combined Information Statement/Prospectus, the Acquiring ETF has not commenced operations and has no financial highlights. The Acquiring ETF will assume the accounting history of the Target Fund at the closing of the Conversion.

ADDITIONAL INFORMATION RELATING TO THE CONVERSION

Description of the Conversion

This section describes the details of the Conversion. This is a summary of the material terms of the Conversion transaction, as set forth in the Reorganization Agreement found in Appendix A. The Target Fund and the Acquiring ETF will be entering into a Reorganization Agreement.

The Conversion is effectuated by merging the Target Fund into the Acquiring ETF, which we expect to take place as follows:

•                               The Closing Date for the Conversion will be a fixed date, currently estimated to be September 17, 2021.

o                            This is the last day that the Fund will be a mutual fund.

•                 The Target Fund’s NAV will be calculated on that date in accordance with its prospectus and Statement of Additional Information.

•                 After this, substantially all of the assets of the Target Fund will be transferred to the Acquiring ETF. In return, the Acquiring ETF will deliver to the Target Fund shares of the Acquiring ETF and assume all liabilities of the Target Fund.

o                            The shares of the Acquiring ETF issued to the Target Fund (together with cash in lieu of fractional shares, if any) will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the Closing Date, which is expected to be September 17, 2021.

•                 After the Target Fund receives the shares of the Acquiring ETF, the Target Fund will distribute those Acquiring ETF shares (and cash in lieu of fractional shares) to its shareholders.

•                 The Target Fund will be liquidated, which means it will be terminated as a series of The Arbitrage Funds.

•                 The Acquiring ETF will open for trading on the exchange on September 20, 2021.

•                 Each of the Trust and the Acquiring Trust is a Delaware statutory trust.  As such, each Trust’s operations are governed by its Declaration of Trust (with respect to the Trust) or Trust Instrument (with respect to the Acquiring Trust) and By-laws and applicable Delaware law.  The operations of each Trust are also subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.  The rights of shareholders of the Acquiring Trust are substantially similar to the rights of shareholders of the Trust.  However, the two Trusts are governed by different organizational documents.  Among other differences, the Trust Instrument of the Acquiring Trust contains provisions (i) limiting the scope of the Trustees’ fiduciary duties to the Trust, series or shareholders to those imposed by applicable federal law and those included in the Trust Instrument and (ii) setting forth certain procedural requirements with respect to the ability of a shareholder to bring a derivative action against the Acquiring Trust.  A summary of the similarities and differences between the Trusts’ respective organizational documents is provided below in the section entitled “Shareholder Rights and Description of Securities to Be Issued.”

Accordingly, as a result of the Conversion, a Target Fund shareholder will own shares of the Acquiring ETF (and cash in lieu of fractional shares) with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Conversion.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Acquiring ETF in the Conversion.

The Reorganization Agreement contains customary representations, warranties, and conditions. The Reorganization Agreement may be terminated with respect to the Conversion if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true. Reorganization Agreement may be terminated or amended by the mutual consent of the parties.

Capitalization

The following tables set forth, as of November 30, 2020, (a) the unaudited capitalization of the Target Fund’s Class I Shares and (b) the unaudited pro forma combined capitalization of the Acquiring ETF assuming the proposed Conversion has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Target Fund share purchase, redemption and market activity.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Water Island Long/Short Fund (Target Fund) – Class I Shares*	$2,337,991	191,884	$12.18
AltShares Event-Driven ETF (Acquiring ETF) (Pro forma)**	$2,337,991	191,884	$12.18

* The information reported in the capitalization table above excludes the Target Fund’s Class R Shares, which liquidated prior to the Conversion and will not be involved in the Conversion. As of November 30, 2020 the Target Fund’s Class R Shares had net assets of $12,779, shares outstanding of 1,049, and a net asset value per share of $12.18.

** Reflects the estimated pro forma capitalization of the Acquiring ETF at November 30, 2020 as though the Conversion had occurred on November 30, 2020 and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring ETF will be received by the shareholders of the Target Fund on the date the Conversion takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring ETF that actually will be received on or after such date.

Portfolio Turnover

Each of the Target Fund and the Acquiring ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect a fund’s performance. The following table shows the Target Fund’s portfolio turnover rate; no portfolio turnover rate is shown for the Acquiring ETF because it is not yet operational. The Adviser expects the portfolio turnover rate for the Acquiring ETF to be comparable to the rate for the Target Fund. The portfolio turnover rate for the Target Fund for the fiscal year ended May 31, 2021, is set forth below:

Target Fund	Portfolio Turnover Rate
Water Island Long/Short Fund	329%

Federal Income Taxes

Note: we will use the term “Reorganization” here when we talk about the tax treatment of the Conversion.

The combination of the Target Fund and the Acquiring ETF in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition of the closing of the Reorganization, the Trust will receive a legal opinion from K&L Gates LLP to the effect that the Reorganization will be a tax-free reorganization. Accordingly, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization (except with respect to cash received in lieu of fractional shares). For the Reorganization, the tax basis of the Acquiring ETF shares received should be the same as the basis of the Target Fund shares exchanged and the holding period of the Acquiring ETF shares received should include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to its Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in taxable capital gains distribution prior to the Closing Date of the Reorganization.

To the extent that a portion of the Target Fund’s portfolio assets are sold prior to the Reorganization, the federal income tax effect of such sales will depend on the holding periods of the assets sold and the difference between the price at which such portfolio assets were sold and the Target Fund’s basis in those assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any other available capital losses and any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Target Fund’s shareholders as capital gain dividends. Any net short-term capital gains (net short-term capital gain in excess of any net long-term capital loss and after application of any other available capital losses and any available capital loss carryforwards) would be distributed as ordinary dividends.

The Target Fund’s portfolio turnover due to portfolio repositioning prior to the Reorganization, if any, is expected to be minimal. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. If the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by other capital losses or available capital loss carryforwards. The actual market prices and capital gains or losses experienced by the Target Fund will depend on market conditions at the time of the portfolio repositioning and may vary significantly under volatile market conditions such as those experienced globally during 2020 arising from the COVID-19 pandemic.

For the Reorganization, prior to the Closing Date of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

Portfolio Repositioning

The Target Fund and the Acquiring ETF use the same investment strategies. No changes in the Target Fund’s portfolio are required to “align” the portfolio with the Acquiring ETF, because the Acquiring ETF uses the same investment program as the Target Fund.

However, the Target Fund may hold shares of non-US companies traded on foreign securities markets, including in markets that do not permit the in-kind transfer of securities from one fund to another fund. If the Target Fund still holds a position in such a market as the Closing Date approaches, the Target Fund will have to sell its position, transfer the cash to the Acquiring ETF in the Reorganization, and the Acquiring ETF could acquire a new position in the same security, if desired, after the Closing Date or establish a position in different securities after the Conversion.

Currently, the Adviser does not anticipate holding any securities that cannot be transferred “in-kind” to the Acquiring ETF. However, if the Fund holds any securities at the Conversion date that cannot be transferred “in kind” they will have to be sold. This means that the Target Fund will realize and recognize capital gains/losses. These capital gains/losses are added to other capital gains/losses the Target Fund has realized and recognized during the Target Fund’s taxable year. The Target Fund would also have to pay brokerage or other transaction costs and local transfer taxes for foreign securities transactions if a portfolio position must be sold because it cannot transfer “in kind.”  Such costs are not anticipated to be reimbursed by the Adviser, and currently the Adviser expects such costs to be less than $5,000.

Expenses of the Conversion

The costs of the Conversion will be borne by the Adviser. The costs associated with the Conversion are expected to be approximately $150,000, not including the brokerage costs, if any, associated with the sale of security position(s) held by the Target Fund before the closing date of the Conversion. The Adviser believes that the Acquiring ETF will incur de minimis costs to reposition the portfolio after the Conversion.

Share Certificates

No certificates for shares of the Acquiring ETF will be issued in connection with the Conversion.

OTHER INFORMATION

Shareholder Information

As of April 30, 2021, there were a total of 286,172.968 shares outstanding of the Target Fund, including 285,011.817  Class I Shares and 1,161.151 Class R Shares of the Target Fund. The Target Fund’s Class R Shares were liquidated prior to the Conversion and will not participate in the Conversion.

As of April 30, 2021, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund, except as follows:

Owner of Record	Percentage of Outstanding Owned
Target Fund – Class I
Water Island Capital LLC Attn: John S. Orrico Trustee 41 Madison Ave Fl 42 New York, NY 10010-2286	11.42%
JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center Floor 3rd Brooklyn, NY 11245-0003	26.44%
Mid Atlantic Trust Company FBO Water Island Capital LLC Retirement 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	59.18%
Target Fund – Class R*
Water Island Capital LLC Attn John S. Orrico Trustee 41 Madison Ave Fl 42 New York, NY 10010-2286	100%

* Prior to the Conversion, Class R Shares of the Target Fund liquidated, and only Class I Shares of the Target Fund will participate in the Conversion.

A shareholder who owns of record or beneficially more than 25% of the outstanding shares of a Fund or who is otherwise deemed to “control” a Fund may be able to determine or significantly influence the outcome of matters submitted to a vote of the Fund’s shareholders.

Shareholder Rights and Description of Securities to Be Issued

Each of The Arbitrage Funds (for purposes of this discussion, the “Trust”) and AltShares Trust (the “Acquiring Trust,” and together with the Trust, the “Trusts”) is organized as a Delaware statutory trust.  Each Trust’s operations are governed by its organizational documents and applicable Delaware law.  The Trust operates in accordance with its Declaration of Trust and By-Laws, as amended from time to time.  The Acquiring Trust operates in accordance with its Trust Instrument and By-Laws, as amended from time to time.  The operations of each Trust also are subject to the provisions of the 1940 Act and the rules and regulations thereunder.  Trust’s Declaration of Trust and the Acquiring Trust’s Trust Instrument are each referred to in this discussion as a “Trust Instrument” and collectively as “Trust Instruments.”

While the Trusts are governed by different organizational documents, including separate Trust Instruments, the rights of shareholders of the Acquiring ETF are similar to the rights of shareholders of the Target Fund.  Each Trust’s Trust Instrument disclaims shareholder liability for acts or obligations of the Trust or its series and provides for indemnification to a shareholder from being held personally liable solely by reason of his or her being or having been a shareholder.

Each Trust’s Trust Instrument provides that the Board may establish series (that is, funds) in addition to those currently established and that the Board may determine, in its sole discretion, the rights and preferences, voting powers, and privileges of such series relative to any other series.  Similarly, each Trust Instrument provides that the Board may divide the shares of any series into separate classes of shares, which may differ as to certain rights and preferences.

Shareholder voting rights under each Trust Instrument are similar.  Each Trust Instrument provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Delaware law, certain actions by the Trustees without seeking the consent of shareholders.  Under each Trust Instrument, shareholders of a series are entitled to one vote for each full share held and fractional votes for fractional shares held.  Voting rights are not cumulative with respect to the election of the Trustees of each Trust.  Each Trust Instrument does not provide for annual meetings.  Each Trust Instrument provides that any Trustee may be removed at any meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the respective Trust.  Each Trust Instrument further provides for shareholder voting with respect to the election of Trustees and with respect to such additional matters relating to the Trust as may be required by applicable law, the governing documents, or as the Trustees may consider desirable. The Trust’s Trust Instrument requires a majority shareholder vote for amendments which would reduce the amounts payable to shareholders upon liquidation of the Trust, repeal limitations on shareholder liability in the Trust Instrument, or diminish or eliminate shareholder voting rights in the Trust Instrument.  The Acquiring Trust’s Trust Instrument does not include these specific limitations. The Trust’s Trust Instrument requires the affirmative vote of a majority of the Trust’s or a series’ interest holders in order to effectuate a merger of the Trust or a series.  The Acquiring Trust’s Trust Instrument permits such action to be taken by a majority of the Trustees and without a shareholder vote.

The primary differences between each Trust’s Trust Instrument include the following.  The Acquiring Trust’s Trust Instrument includes provisions limiting the scope of the Trustees’ fiduciary duties to the Acquiring Trust, series or classes, or the shareholders to those imposed by applicable federal law and those included in the Trust Instrument.  The Trust’s Trust Instrument does not include this limitation. However, each Trust Instrument provides that the Trust Instrument shall not protect any Trustee or officer of the Trust against liability to the Trust, a series or to shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The Acquiring Trust’s Trust Instrument also states that ownership of shares shall not entitle the shareholders to any rights under any contract or agreement entered into by the Acquiring Trust or any series, including, without limitation, any third-party beneficiary rights, privileges, claims or remedies, unless expressly set forth in such agreement.  In addition, the Acquiring Trust’s Trust Instrument provides that, prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees.  The Acquiring Trust’s Trust Instrument also provides that, to the maximum extent permitted by law, no shareholder or group of shareholders has the right to bring a direct action or claim for monetary damages against the Acquiring Trust or any series or class or the Trustees predicated upon an express or implied right of action under the Trust Instrument or the 1940 Act (excepting rights of action permitted under Section 36(b) of the 1940 Act), nor shall any shareholder, who is similarly situated to one or more other shareholders with respect to the alleged injury, have the right to bring such an action, unless such group of shareholders or such shareholder has obtained authorization from the Trustees to bring the action. The foregoing provisions will not apply to claims asserted under the federal securities laws, to the extent that any such federal laws, rules or regulations do not permit such application.

Under the Acquiring Trust’s Trust Instrument, a shareholder bringing a direct claim must be a shareholder of the series or class against which the direct action is brought at the time of the injury complained of, or acquired the shares afterwards by operation of law from a person who was a shareholder at that time.  The Acquiring Trust’s Trust Instrument further requires that direct or derivative actions by shareholders against the Acquiring Trust be brought only in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in other courts in the State of Delaware, and that the right to jury trial be waived to the fullest extent permitted by law.  The foregoing provisions will not apply to claims asserted under the federal securities laws, to the extent that any such federal laws, rules or regulations do not permit such application.  The Trust’s Trust Instrument does not include any corresponding provisions relating to derivative or direct actions.  In addition, the Acquiring Trust’s Trust Instrument precludes the Trustees from making any changes to outstanding shares that would be materially adverse to shareholders.  The Trust’s Trust Instrument does not include this limitation.

Shareholder Proposals

The Target Fund and Acquiring ETF do not hold regular annual meetings of shareholders. As a general matter, the Acquiring ETF does not intend to hold future regular annual or special meetings of their shareholders unless the election of directors is required by the 1940 Act. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of the Acquiring ETF should send such proposal to the AltShares Trust, 41 Madison Avenue, 42nd Floor, New York, NY, 10010. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at a fund’s offices a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of [_______], 2021 (the “Agreement”), between The Arbitrage Funds (the “Target Trust”), a Delaware statutory trust, on behalf of its series, Water Island Long/Short Fund (the “Target Fund”), and  AltShares Trust (the “ETF Trust”), a Delaware statutory trust, on behalf of its series, AltShares Event-Driven ETF (the “Acquiring ETF”).

This Agreement is intended to be and is adopted as a “plan of reorganization” within the meaning of Section 368(a)(1) of the United Internal Revenue Code of 1986, as amended (the “Code”), and section 1.368-2(g) of the Treasury regulations promulgated under the Code (the “Treasury Regulations”).  The reorganization will consist of (a) the transfer of all of the assets of the Target Fund to the Acquiring ETF in exchange for shares of beneficial interest, no par value per share, of the Acquiring ETF (“Acquiring ETF Shares”), cash in lieu of fractional Acquiring ETF Shares, if any, and the assumption by the Acquiring ETF of the liabilities of the Target Fund as described herein, and (b) the distribution, after the Closing Date hereinafter referred to, of the Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, to the shareholders of the Target Fund in liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Target Fund is a series of the Target Trust, a registered, open-end management investment company, and the Acquiring ETF is a series of the ETF Trust, a registered, open-end management investment company, and the Target Fund owns securities which are assets of the character in which the Acquiring ETF is permitted to invest;

WHEREAS, the Target Fund is authorized to issue shares of beneficial interest divided into one or more classes, only one of which, Class I, will participate in the Reorganization (“Target Fund Shares”) (all shares of all other classes to have been redeemed prior to the Closing Date, as defined below);

WHEREAS, the Acquiring ETF is authorized to issue Acquiring ETF Shares;

WHEREAS, the Target Trust’s Board has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization;

WHEREAS, the Target Fund and the Acquiring ETF intend that for United States federal income tax purposes the Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1) of the Code; and

WHEREAS, the ETF Trust’s Board has determined that the Reorganization is in the best interests of the Acquiring ETF and, there being no existing shareholders of the

Acquiring ETF, that the Reorganization will not result in dilution of the Acquiring ETF’s shareholders’ interests.

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.                                    THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to assign, transfer and convey to the Acquiring ETF all of the assets of the Target Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring ETF agrees in exchange therefor (a) to deliver to the Target Fund the number of Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) determined as set forth in paragraph 2.3; and (b) to assume the  liabilities of the Target Fund, as set forth in paragraph 1.4.  Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring ETF Shares, the Acquiring ETF shall credit the Acquiring ETF Shares to the Target Fund’s account on the books of the Acquiring ETF and shall deliver a confirmation thereof to the Target Fund.

1.2       The assets of the Target Fund to be acquired by the Acquiring ETF shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Target Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Target Fund approved by State Street Bank and Trust Company, administrator and fund accountant for the Target Fund and Acquiring ETF, as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Target Fund’s prior audited period (the “Assets”).

1.3       The Target Fund will identify each shareholder of record that holds Target Fund Shares through an account that is not permitted to hold Acquiring ETF Shares (a “Non-Qualifying Account”) and will redeem those shareholders prior to the Closing Date.  The Target Fund shall permit shareholders to transfer ownership from a Non-Qualifying Account to an account that may hold Acquiring ETF Shares (a “Qualifying Account”) upon request prior to the Closing Date.

1.4       The Target Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring ETF shall assume all of the Target Fund’s liabilities and obligations in existence on the Closing Date, whether known or unknown, contingent or otherwise.

1.5       Delivery of the Target Fund’s Assets shall be made on the Closing Date to State Street Bank and Trust Company, the Acquiring ETF’s custodian (the “Custodian”), for the account of the Acquiring ETF, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring ETF free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring ETF.

1.6       The Target Fund will pay or cause to be paid to the Acquiring ETF any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring ETF hereunder.  The Target Fund will transfer to the Acquiring ETF any distributions, rights or other assets received by the Target Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring ETF on the Closing Date and shall not be separately valued.

1.7       As soon after the Closing Date as is conveniently practicable, the Target Fund will distribute pro rata to holders of record of the Target Fund’s shares, determined as of the close of business on the Closing Date (“Fund Shareholders”), the Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any) received by the Target Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Delaware and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring ETF Shares then credited to the account of the Target Fund on the books of the Acquiring ETF to accounts on the share records of the Acquiring ETF in the names of the Qualifying Accounts of Fund Shareholders and representing the respective pro rata number of the applicable Acquiring ETF Shares due such Fund Shareholders.  All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund and will be null and void.  Acquiring ETF Shares distributed to Qualifying Accounts of Fund Shareholders will be reflected on the books of the Acquiring ETF as uncertificated, book-entry shares; the Acquiring ETF will not issue share certificates in the Reorganization.  Cash in lieu of fractional Acquiring ETF Shares, if any, shall be distributed to Fund Shareholders entitled to such cash.

1.8       Notwithstanding anything to the contrary herein, fractional Acquiring ETF Shares will not be issued to the  Fund Shareholders. If the calculation of the pro rata distribution amount of Acquiring ETF Shares to any Fund Shareholder results in fractional shares, such Fund Shareholder will receive an amount in cash equal to the NAV of the fractional Acquiring ETF Shares at the Closing.

1.9       Acquiring ETF Shares will be issued in the manner described in the Information Statement/Prospectus on Form N-14, as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement.

1.10     Any transfer taxes payable upon issuance of the Acquiring ETF Shares in a name other than the registered holder of the Acquiring ETF Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring ETF Shares are to be issued and transferred.

1.11     Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund’s existence is terminated.

1.12     As soon as practicable after the Closing Date, the Target Trust shall provide the Acquiring ETF with copies of all books and records that pertain to the Target Fund that the Acquiring ETF is required to maintain under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules of the Commission thereunder.

2.                                    VALUATION.

2.1       The value of the Target Fund’s Assets to be acquired, and the amount of the Target Fund’s known liabilities to be assumed, by the Acquiring ETF hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the ETF Trust’s Trust Instrument, as amended (the “ETF Trust’s Trust Instrument”), and the then-current prospectus or statement of additional information of the Acquiring ETF, which are and shall be consistent with the policies currently in effect for the Target Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring ETF Share shall be equal to the net asset value per share of a Target Fund Share computed as of the Valuation Date, using the valuation procedures set forth in the ETF Trust’s Trust Instrument and the then-current prospectus or statement of additional information of the Acquiring ETF, which are and shall be consistent with the policies currently in effect for the Target Fund.

2.3       The number of Acquiring ETF Shares to be issued (and cash in lieu of fractional Acquiring ETF Shares, if any) in exchange for the Target Fund’s net assets shall be determined by dividing the value of the net assets of the Target Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring ETF Share, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of State Street Bank and Trust Company as fund accountant for the Target Fund and the Acquiring ETF.

3.                                    CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be September [17], 2021, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Water Island Capital, LLC, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Target Fund’s Assets have been delivered in proper form to the Acquiring ETF on the Closing Date.  The Target Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Target Fund shall be delivered to the Custodian for the account of the Acquiring ETF by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Target Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring ETF’s transfer agent shall issue and deliver to the Target Trust’s Secretary a confirmation evidencing the Acquiring ETF Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring ETF Shares have been credited to the Target Fund’s account on the books of the Acquiring ETF.  The cash to be delivered by the Acquiring ETF in lieu of fractional Acquiring ETF Shares, if any, shall be delivered on or as soon as practicable after the Closing Date.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Target Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring ETF or the Custodian, including broker confirmation slips.

4.                                    REPRESENTATIONS AND WARRANTIES.

4.1       The Target Trust, on behalf of the Target Fund, represents and warrants to the ETF Trust, on behalf of the Acquiring ETF, as follows:

(a)  The Target Fund is a duly established and designated series of the Target Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to carry out its obligations under this Agreement.

(b)  The Target Trust is registered under the 1940 Act as an open-end management investment company, and the Target Fund’s shares are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.  The Target Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Target Fund, as supplemented, conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Target Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Target Trust’s Declaration of Trust, as amended (the “Target Trust’s Declaration”), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the  Target Trust is a party on behalf of the Target Fund or by which the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Target Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Trust is a party on behalf of the Target Fund or by which the Target Fund is bound.

(e)  The Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund on or prior to the Closing Date.

(f)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state securities laws.

(g)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Target Trust’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of the Target Fund’s business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement.  The Target Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or the Target Fund’s ability to consummate the transactions contemplated herein.

(h)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for each of the Target Fund’s five most recent fiscal years ended May 31, 2020, have been audited by Ernst & Young, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements and Target Fund’s unaudited Statements for the six months ended November 30, 2020, (copies of which have been furnished to the Acquiring ETF) fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

(i)  Since November 30, 2020, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.4 and 4.1(h) hereof.

(j)  At the Closing Date, all federal and other tax returns and reports of the Target Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Target Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.  As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(k)  For each taxable year of its operation, the Target Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income Tax under Section 852 of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code.  The Target Fund currently qualifies, and shall continue to qualify for the period beginning on the first day of its current taxable year and ending on the Closing Date, as a regulated investment company under the Code. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder. The Target Fund has maintained since its formation a May 31 fiscal year-end for U.S. federal income tax purposes, and has never changed such May 31 fiscal year-end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”.

(l)  All issued and outstanding shares of the Target Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Fund.  All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund’s shares, nor is there outstanding any security convertible into any of the Target Fund’s shares.

(m)  On the Closing Date, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring ETF will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring ETF.

(n)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Target Trust’s Board and, subject to the approval of the Target Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the Target Trust, on behalf of the Target Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)  The information to be furnished by the Target Trust, on behalf of the Target Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)  The Registration Statement, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Trust and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Target Trust and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The ETF Trust, on behalf of the Acquiring ETF, represents and warrants to the Target Trust, on behalf of the Target Fund, as follows:

(a)  The Acquiring ETF is a duly established and designated series of the ETF Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power to carry out its obligations under this Agreement.

(b)  The ETF Trust is registered under the 1940 Act as an open-end management investment company, and, at the Closing Date, the Acquiring ETF’s shares will be registered under the 1933 Act, and such registrations will be in full force and effect.  The Acquiring ETF will be in compliance in all material respects with the 1940 Act and the rules and regulations thereunder at the Closing Date,.

(c)  At the Closing Date, the current prospectus and statement of additional information of the Acquiring ETF, as supplemented, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring ETF is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the ETF Trust’s Trust Instrument or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the ETF Trust is a party on behalf of the Acquiring ETF or by which the Acquiring ETF is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring ETF result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the ETF Trust is a party on behalf of the Acquiring ETF or by which the Acquiring ETF is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring ETF of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the ETF Trust’s knowledge threatened against the Acquiring ETF or any of the Acquiring ETF’s properties or assets which, if adversely determined, would materially and adversely affect the Acquiring ETF’s financial condition, the conduct of the Acquiring ETF’s business or the ability of the Acquiring ETF to carry out the transactions contemplated by this Agreement.  The ETF Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring ETF’s business or the Acquiring ETF’s ability to consummate the transactions contemplated herein.

(g)  There shall be no issued and outstanding shares of the Acquiring ETF prior to the Closing Date other than a nominal number of shares (“Initial Shares”) issued to a seed capital investor (which shall be an affiliate of the Acquiring ETF) in order to commence operations of the Acquiring ETF.  The Initial Shares have been or will be redeemed by the Acquiring ETF prior to the Closing for the price for which they were issued, and any price paid for the Initial Shares shall at all times have been held by the Acquiring  ETF in a non-interest bearing account.

(h)  All issued and outstanding shares of the Acquiring ETF will be, at the Closing Date, validly issued, fully paid, and non-assessable by the Acquiring ETF.  The Acquiring ETF does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring ETF Shares, nor is there outstanding any security convertible into any Acquiring ETF Shares.

(i)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the ETF Trust’s Board and, subject to the approval of the Target Fund’s shareholders, this Agreement will constitute the valid and legally binding obligation of the ETF Trust, on behalf of the Acquiring ETF, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(j)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring ETF, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring ETF, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring ETF by the Trust.

(k)  No consideration other than the Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, (and the Acquiring ETF’s assumption of the Target Fund’s liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization.

(l)  The Acquiring ETF is, and will be at the time of Closing, a newly created series without assets (other than the seed capital provided in exchange for Initial Shares) and without liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the Target Fund, and, prior to the Closing, will not carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations). The Initial Shares have been or will be redeemed by the Acquiring ETF prior to the Closing Date for the price for which they were issued, and any price paid for the Initial Shares shall have been held by the Acquiring ETF only in a non-interest bearing account.

(m)  The ETF Trust has filed an initial registration statement for open-end management investment companies on Form N-1A for the purpose of registering the Acquiring ETF under the 1940 Act.

5.                                    COVENANTS OF THE ETF TRUST AND THE TARGET TRUST, ON BEHALF OF THE ACQUIRING ETF AND THE TARGET FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions in the case of the Target Fund and redemptions of the Initial Shares in the case of the Acquiring ETF.

5.2       The Target Trust will call a meeting of the Target Fund’s shareholders to consider and act upon this Agreement or to obtain the written consent of a majority of the Target Fund’s shares and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring ETF, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Target Trust shall furnish the Acquiring ETF, in such form as is reasonably satisfactory to the Acquiring ETF, a statement of the earnings and profits of the Target Fund for federal income tax purposes which will be carried over to the Acquiring ETF as a result of Section 381 of the Code and which will be certified by the Target Trust’s President or its Vice President and Treasurer.

5.5       The Target Trust, on behalf of the Target Fund, will provide the Acquiring ETF with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring ETF agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Target Trust, on behalf of the Target Fund, covenants that the Target Fund is not acquiring the Acquiring ETF Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring ETF Shares and cash in lieu of fractional Acquiring ETF Shares, if any, received at the Closing.

6.                                    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ETF.

The obligations of the Acquiring ETF to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Target Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Target Trust shall have delivered to the Acquiring ETF a statement of the Target Fund’s assets and known liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Target Trust’s Treasurer.

6.3       The Target Trust shall have delivered to the Acquiring ETF on the Closing Date a certificate executed in the Target Trust’s name by the Target Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring ETF, to the effect that the representations and warranties of the Target Trust, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring ETF shall reasonably request.

6.4       The Target Trust’s Board, including a majority of Board members who are not “interested persons” of the Target Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of such transactions.

7.                                    CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND.

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring ETF of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the ETF Trust, on behalf of the Acquiring ETF, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The ETF Trust shall have delivered to the Target Fund on the Closing Date a certificate executed in the ETF Trust’s name by the ETF Trust’s President or Vice President and its Treasurer, in form and substance satisfactory to the Target Fund, to the effect that the representations and warranties of the ETF Trust, on behalf of the Acquiring ETF, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Target Fund shall reasonably request.

7.3       The ETF Trust’s Board, including a majority of Board members who are not “interested persons” of the ETF Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring ETF and, there being no existing shareholders of the Acquiring ETF, that the interests of the existing shareholders of the Acquiring ETF,  would not be diluted as a result of such transactions.

8.                                    FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND AND THE ACQUIRING ETF.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Target Fund or the Acquiring ETF, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Trust’s Declaration and the 1940 Act.  Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring ETF may waive the condition set forth in this paragraph 8.1.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Target Fund or the Acquiring ETF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Target Fund or the Acquiring ETF, provided that either party hereto may for itself waive any of such conditions.

8.4       Each of the Registration Statement and the registration statement on Form N-1A for the purpose of registering the Acquiring ETF under the 1940 Act shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The Target Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending prior to the Closing Date; and all of its net capital gain realized (after reduction for any capital loss carry forward) in all taxable years or periods ending on or prior to the Closing Date.

8.6       The Target Fund and Acquiring ETF shall have received an opinion of K&L Gates LLP substantially to the effect that, based on the facts, assumptions and conditions stated herein and conditioned on the consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The acquisition by the Acquiring ETF of all of the assets of the Target Fund, as provided for in the Agreement, in exchange for such Acquiring ETF Shares (and cash in lieu of fractional Acquiring ETF Shares, if any), and the assumption by  the Acquiring ETF of liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of such Acquiring ETF Shares (and cash in lieu of fractional Acquiring Fund shares, if any) in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring ETF each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)  No gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by the Acquiring ETF in exchange solely for such Acquiring ETF Shares pursuant to Section 361(a) and Section 357(a) of the Code, except for (A) gain or loss that may be recognized on the transfer of “section 1256 contracts” as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) under an applicable mark-to-market rule or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(c)  No gain or loss will be recognized by the Acquiring ETF upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of liabilities of the Target Fund and issuance of the Acquiring ETF Shares pursuant to Section 1032(a) of the Code.

(d)  No gain or loss will be recognized by the Target Fund upon the distribution  of  Acquiring ETF Shares by such Target Fund to shareholders of the Target

Fund in complete liquidation (pursuant to the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code.

(e)  The tax basis of the assets of the Target Fund received by the Acquiring ETF will be the same as the tax basis of such assets in the hands of such Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code.

(f)  The holding periods of the assets of the Target Fund in the hands of the Acquiring ETF will include the periods during which such assets were held by such Target Fund pursuant to Section 1223(2) of the Code, other than assets with respect to which gain or loss is required to be recognized and except where investment activities of the Acquiring ETF have the effect of reducing or eliminating the holding period with respect to an asset.

(g)  No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund Shares solely for Acquiring ETF Shares (except with respect to cash, if any, received in lieu of fractional shares) pursuant to Section 354(a) of the Code.

(h)  The aggregate tax basis of Acquiring ETF Shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of such Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(i)  The holding period of the Acquiring ETF Shares received by a shareholder of the Target Fund will include the holding period of such Target Fund Shares exchanged therefor, provided that the shareholder held such Target Fund Shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(j)  For purposes of section 381, Acquiring ETF will be treated just as Target Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Target Fund’s taxable year, Target Fund’s tax attributes enumerated in section 381(c) will be taken into account by Acquiring ETF as if there had been no Reorganization, and the part of the Target Fund’s last taxable year that began before the Reorganization will be included in Acquiring ETF’s first taxable year that ends after the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as K&L Gates LLP may reasonably request, and the Target Fund and the Acquiring ETF will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.

No opinion will be expressed as to any other U.S. federal tax issues (except those set forth in the opinion) and all state, local or foreign tax issues of any kind.

Notwithstanding anything herein to the contrary, neither the Acquiring ETF nor the Target Fund may waive the conditions set forth in this paragraph 8.6.

8.7       The Target Fund shall have redeemed all shareholders holding Target Fund Shares in or through a Non-Qualifying Account.

9.                                    TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Target Trust or of the ETF Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Target Fund’s shareholders) if circumstances should develop that, in the opinion of the party’s Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Target Trust or the ETF Trust, or shareholders of the Target Fund or of the Acquiring ETF, as the case may be, in respect of this Agreement, except as provided in paragraph 9.3.

9.3       Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by Water Island Capital, LLC, the Target Fund’s investment adviser, whether or not the Reorganization is consummated.

10.                            WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Target Trust or of the ETF Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Target Fund or of the Acquiring ETF, as the case may be.

11.                            MISCELLANEOUS.

11.1     None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2     This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3     This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the

Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring ETF, shall be governed and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4     This Agreement may be amended only by a signed writing between the parties.

11.5     This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7     It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the ETF Trust or the Target Trust, or shareholders, nominees, agents, or employees of the Acquiring ETF or the Target Fund personally, but shall bind only the property of the Acquiring ETF or the Target Fund, as the case may be, as provided in the ETF Trust’s Trust Instrument or the Target Trust’s Declaration.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring ETF or the Target Fund, as the case may be.

IN WITNESS WHEREOF, the Target Trust, on behalf of the Target Fund, and the ETF Trust, on behalf of the Acquiring ETF, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

APPENDIX B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the past five years. The Acquiring ETF will adopt the performance history of the Target Fund, which was operated as mutual fund. The financial information shown below is for the Target Fund for the periods prior to inception of the Acquiring ETF. The accounting policies of the Acquiring ETF will be consistent with the accounting policies of the Target Fund.

The information reflects financial results for Class I Shares of the Target Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class I Shares of the Target Fund, which the Adviser believes is an accurate representation of how the Acquiring ETF would have performed, assuming reinvestment of all dividends and distributions. The information in the financial highlights has been derived from, and should be read in conjunction with, the financial statements of the Target Fund and the notes thereto included in those Target Fund’s Annual Report for the fiscal year ended May 31, 2020 and Semi-Annual Report for the six months ended November 30, 2020, which are incorporated by reference into the SAI, and are available upon request by calling (800) 295-4485.  The information for the annual periods in the table was derived from financial statements audited by Ernst & Young LLP, whose report is included in the Target Fund’s Annual Report for the fiscal year ended May 31, 2020.

Water Island Long/Short Fund – Class I Shares

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Periods Presented:

		Year Ended May 31,
	Six Months Ended November 30, 2020 (Unaudited)	2020	2019	2018	2017		2016
Net asset value, beginning of period	$10.45	$9.88	$10.12	$9.99	$9.31		$10.12
Income (loss) from investment operations
Net investment income (loss)(a)	(0.05)	0.30	0.01	(0.02)	(0.18)	(b)	(0.04)
Net realized and unrealized gains (losses) on investments and foreign currencies	1.78	0.47	(0.05)	0.15	0.86		(0.68)
Total from investment operations	1.73	0.77	(0.04)	0.13	0.68		(0.72)

Less distributions
From net investment income	–		(0.06)	–	–	–		–
From net realized gains	–		(0.14)	(0.20)	–	–		(0.09)
Total distributions	–		(0.20)	(0.20)	–	–		(0.09)
Net asset value, end of period	$12.18		$10.45	$9.88	$10.12	$9.99		$9.31

Total return(c)	16.65%	(d)	7.84%	(0.29)%	1.30%	7.30%		(7.12)%

Net assets, end of period (in 000s)	$2,338		$1,909	$2,344	$2,177	$2,048		$1,302

RATIOS TO AVERAGE NET ASSETS:
Gross expenses(e)	7.99%	(f)	12.53%	11.44%	12.27%	15.60%	(b)	20.02%
Net expenses after advisory fees waived and expenses reimbursed(e)(g)	1.85%	(f)	1.66%	2.18%	2.10%	2.41%		2.40%
Net investment income (loss)	(0.97)%	(f)	2.97%	0.12%	(0.22)%	(1.88)%	(b)	(0.47)%

Portfolio turnover rate	125%	(d)	577%	528%	520%	449%		416%

(a)	Per share amounts were calculated using average shares outstanding for the period.
(b)	Includes a non-recurring refund by the custodian for overbilling of prior years’ out-of-pocket fees. This amounted to $0.01 per share and 0.08% of average net assets.
(c)

Total return is a measure of the change in the value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.
(e)

Dividend expense totaled 0.16% (annualized), 0.21%, 0.74%, 0.66%, 0.84% and 0.72% of average net assets for the six months ended November 30, 2020, and the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively. Interest rebate expense and line of credit interest expense totaled 0.25% (annualized), 0.01%, 0.00%, 0.00%, 0.13% and 0.24% of average net assets for the six months ended November 30, 2020, and the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

(f)	Annualized.
(g)

Excluding dividend and interest expenses, the Fund’s net expenses after advisory fees waived and expenses reimbursed would have been 1.44% (annualized), 1.44%, 1.44%, 1.44%, 1.44% and 1.44% of average net assets for the six months ended November 30, 2020 and the years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.

APPENDIX C

MORE INFORMATION ABOUT THE ACQUIRING ETF’S STRATEGIES

AND RISK FACTORS

Additional Information About the Acquiring ETF’s Investment Strategies

To achieve its investment objective, the Fund invests in equity and debt and debt-like securities of companies that are impacted by corporate events such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations or other special situations. In order to achieve its investment objective, the Fund may employ investment strategies such as merger arbitrage, convertible arbitrage, capital structure arbitrage, and special situations in order to profit from event-driven opportunities. The Fund may invest long or short in both U.S. and foreign securities and may invest in securities of companies of any market capitalization and in debt securities of any maturity and credit quality. The Fund may also invest in derivatives, such as options and swaps, and in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). Furthermore, the Fund may invest in exchange traded funds (“ETFs”).

Merger Arbitrage: Merger arbitrage, also known as risk arbitrage, is a highly specialized investment approach designed to profit from the successful completion of definitive, publicly announced corporate reorganizations such as mergers, acquisitions, takeovers, tender offers, and leveraged buyouts. A merger arbitrage investor attempts to capture the spread, or difference, between the price at which a target company in a merger transaction currently trades and the price at which it will be acquired. The parties to an announced merger or acquisition are bound by a contractual agreement – the definitive merger agreement (“DMA”) – which outlines the terms of the deal, the hurdles required for completion (such as regulatory approvals and shareholder votes) and expected timelines. These characteristics make announced M&A one of the most definitive types of hard catalysts in the event-driven landscape. While a DMA is a binding agreement, and historically a high percentage of announced M&A transactions successfully close, there is a chance an announced deal may be terminated or withdrawn – for example, due to failure to secure a required condition (e.g., regulatory approval, financing, shareholder vote) or a material adverse change in the target company’s or acquiring company’s business prospects. A merger arbitrageur underwrites the risk that the merger may not close on time or at all. Due to this slight uncertainty, the target company’s stock will typically trade at a discount to the deal value. This discrepancy or inefficiency is the arbitrageur’s profit opportunity. The most common merger arbitrage activity, and the approach the Adviser generally uses, involves purchasing equity or credit securities of the target company in a definitive, publicly announced deal at a discount to their expected value upon completion of the transaction. The Adviser may engage in selling securities short when the terms of a proposed transaction call for the exchange of common stock and/or other securities. In such a case, the securities of the company to be acquired may be purchased and, at approximately the same time, an amount of the acquiring company’s common stock and/or other securities may be sold short at a ratio in line with the terms of the deal. In pursuing merger arbitrage strategies in the manner described above, the Adviser aims to reduce or eliminate market risk.

Special Situations: Special situations investing is designed to profit from investing in the equity or debt securities of companies currently undergoing, or expected to undertake, a broad range of hard and soft catalysts outside the realm of definitive, publicly announced M&A. The Adviser uses fundamental research to identify mispricings or inefficiencies in these situations and assess the ability of the catalyst to impact security prices. The Adviser may invest long or short in each catalyst-driven opportunity based on the Adviser’s assessment of the merits of the event. The Adviser may also implement event-specific or broader portfolio hedges to mitigate market risk or other exposures, particularly in less definitive opportunities. The Adviser seeks to profit by accurately predicting or anticipating the directional move in the equity, debt, or related securities of the company subject to each event.

Other Strategies: In addition to the strategies described above, the Adviser may utilize other strategies. For example, in a convertible arbitrage trade, the Adviser will typically match a long position in a convertible security with a short position in the underlying common stock. The Adviser seeks to purchase convertible securities at discounts to their expected future values and sell shares of the underlying common stock short to hedge against equity market movements. The positions are typically designed to earn income from coupon or dividend payments. In capital structure arbitrage, the Adviser may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example, the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated.

In constructing the portfolio, the Adviser favors event opportunities with strong strategic rationale and favorable risk/reward profiles. The Adviser considers various position sizing constraints, including each position’s risk impact assessment, which is a measure of the potential loss to assets under management if a catalyst were to fail to occur, based on the Adviser’s assessment of the event’s potential downside. The Adviser will also monitor macro, structural, and idiosyncratic risks across the Fund and seek to mitigate undesired risk exposures through appropriate hedges, which may include short and long positions in equity securities, credit securities, and derivatives such as options, forward contracts, and swap contracts. The Adviser may, but is not required to, seek to reduce currency risk by hedging part or all of the Fund’s exposure to various foreign currencies. Through the Adviser’s risk management process and hedging techniques, the Adviser seeks to mitigate volatility and preserve capital during times of market stress.

The Adviser continuously monitors and evaluates each investment’s risk versus its anticipated reward relative to its predetermined exit strategy and the availability of other event-driven opportunities. The Adviser may sell or close out an investment when the securities of the companies involved in the transaction no longer meet the expected return threshold considering prevailing market prices and the relative risks of the opportunity, or if the Adviser believes there are better risk-adjusted opportunities available.

The Adviser generally engages in active and frequent trading of portfolio securities to achieve the Fund’s principal investment objective. The Adviser generally seeks to maintain a fully invested portfolio; however, for various reasons, there may be times when the Fund may hold a significant portion of its assets in cash or cash equivalents, including money market funds, money market instruments such as Treasury bills, and other short-term or temporary investments. Such instances may occur for defensive purposes in response to adverse market, economic, political, or other conditions; to preserve the Fund’s ability to capitalize quickly on new market opportunities; because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments; or for other reasons, such as after a period in which several catalysts held by the Fund close in a similar timeframe, yet before capital is redeployed to other opportunities.

The Fund is non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund.

The Fund’s investment objective may be changed without shareholder approval.

Additional Information about the Acquiring ETF’s Risks

All investments entail risks that could cause the Fund and the Fund’s investors to lose money. The risks identified below, many of which also are discussed in the Fund’s summary prospectus, are the principal risks of investing in the Fund.

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Concentration Risk: The Fund may, if a large percentage of mergers, corporate events or event-driven investment opportunities taking place within the U.S. are within one industry over a given period of time, invest a large portion of its assets in securities of issuers in a single industry for that period of time. During such a period of concentration, the Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

Convertible Security Risk: Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Because convertible securities are higher in the firm’s capital structure than equity, convertible securities are generally not as risky as the equity securities of the same issuer. However, convertible securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment, and changes in the issuer’s operating results and credit ratings.

Counterparty Risk: The Fund may enter into various types of derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk, because contract performance depends, in part, on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as “junk bonds.” Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies. The return of the forward currency contracts and currency futures contracts utilized for currency hedging may not perfectly offset the actual fluctuations of the foreign currencies relative to the U.S. dollar and may prevent the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and may include forward contracts, options (both written and purchased), and swap contracts.

ETF Risk: As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk: The Fund may have a limited number of financial institutions that may act as APs. Only APs who have entered into agreements with the Fund’s distributor may engage in creation or redemption transactions directly with the Fund. To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of those cases, Shares may trade like closed-end fund shares at a discount to NAV and possibly face delisting from the Exchange.

Cash Transactions Risk: The Fund may effect creations and redemptions partly or wholly for cash, rather than through in-kind distributions of securities. To the extent the Fund effects creations and redemptions partly or wholly in cash, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects creations and redemptions primarily or wholly in-kind. ETFs generally are able to make in-kind redemptions and thereby avoid being taxed on gains on the distributed portfolio securities at the Fund level. Because the Fund may effect redemptions partly or wholly for cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which involves transaction costs. If the Fund realizes a gain on these sales, the Fund generally will be required to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Fund generally distributes these gains to shareholders to avoid capital gains taxes at the Fund level and the need to otherwise comply with the special tax rules that apply to such gains. This strategy may cause shareholders to be subject to tax on gains to which they would not otherwise be subject, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities markets are relatively illiquid at the time the Fund must sell securities and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. As a result of these factors, the spreads between the bid and the offered prices of the Fund’s shares may be wider than those of shares of ETFs that primarily or wholly transact in-kind.

Flash Crash Risk: Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV or investors might not even be able to transact in Shares if the Fund halts trading.

International Closed Market Trading Risk: Because certain of the Fund’s investments trade in markets that are closed when the Fund and Exchange are open, there are likely to be deviations between the current prices of such investments and the prices at which such investments are marked for purposes of the Fund’s NAV. As a result, shares may appear to trade at a significant discount or premium to NAV. In addition, shareholders may not be able to purchase or redeem their shares of the Fund, or purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

Large Shareholder Risk: Certain shareholders may own a substantial amount of the Fund’s Shares. In addition, a third party investor, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment. Dispositions of a large number of Shares by these shareholders may adversely affect the Fund’s liquidity and net assets to the extent such transactions are executed directly with the Fund in the form of redemptions through an authorized participant, rather than executed in the secondary market. These redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV and increase the Fund’s brokerage costs. To the extent these large shareholders transact in Shares on the secondary market, such transactions may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material upward or downward effect on the market price of the Shares.

Premium-Discount Risk: The Shares may trade above or below their NAV. Accordingly, investors may pay more than NAV when purchasing Shares or receive less than NAV when selling Shares. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. The market price of Shares may also fluctuate in accordance with changes in the liquidity, or the perceived liquidity, of the Fund’s holdings, and a decrease, or a perceived decrease, in such liquidity may lead to increased divergence between the Shares’ market price and NAV. Such divergence is more likely under stressed market conditions.

Secondary Market Trading Risk: Investors buying or selling Shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Although Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained or that the Shares will continue to be listed. Market makers are not obligated to make a market, nor are APs obligated to purchase Shares. In times of market stress, market makers and authorized participants can refrain from these activities and any such absences can lead to greater premiums and discounts. In addition, trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. Further, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses impacting its shares negatively.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the U.S. The U.S. dollar value of foreign securities traded in foreign currencies held by the Fund or by funds in which the Fund invests (and any dividends and interest earned) may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the U.S., may involve risks which are in addition to those inherent in U.S. investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Hedging Transaction Risk: The success of the Fund’s hedging strategies will be subject to the Adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund’s portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Turnover Risk: The Fund normally expects to engage in active and frequent trading and expect to have high portfolio turnover rates (over 100%). This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Interest Rate Risk: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund’s debt securities and preferred securities and, accordingly, the Fund’s share price.

Investment Company and ETF Risk: Investing in securities issued by other investment companies, including ETFs, involves risks similar to those of investing directly in the securities and other assets held by the investment company or ETF.  In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by a fund it invests in, including advisory fees. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Leverage Risk: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when issued” basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund’s net asset value may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

LIBOR Rate Risk: Many debt securities, derivatives, and other financial instruments, including some of the Fund’s investments, utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. Plans are underway to phase out the use of LIBOR by the end of 2021. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may be the result of, among other things market turmoil, the reduced number and capacity of traditional market participants to make a market in fixed-income securities, or the lack of an active market. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, new legislation or regulatory changes inside or outside the U.S. Liquid investments may become less liquid after being purchased by the Fund, particularly during periods of market stress. To enhance investment value and/or protect shareholder rights, from time to time, the Fund may participate in various types of litigation, including but not limited to shareholder appraisal rights petitions and class action lawsuits. When exercising appraisal rights the Fund may experience limited liquidity on its investment while the subject securities are being appraised. Illiquid and relatively less liquid investments may be harder to value, especially in turbulent markets and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss.

Market Risk: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund’s investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation. The value of the securities in which the Fund invests may be adversely affected by political, regulatory, economic, and social developments that impact specific economic sectors, industries, or segments of the market. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other developments could also have a significant impact on the Fund and its investments. The global outbreak of the novel coronavirus (or COVID-19) is currently creating unprecedented economic and social uncertainty throughout the world and related market volatility. This uncertainty could lead to corporate events such as mergers, acquisitions, and restructurings breaking or forcing the Fund to allocate assets to alternative strategies. Such events can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and/or risk profile of the Fund.

Merger Arbitrage Risk: The principal risk associated with the Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Non-Diversification Risk:  That Fund non-diversified, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund’s performance may be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with the occurrence of adverse events affecting a particular issuer than a diversified fund.

New Fund Risk: The Fund recently launched. Until the Fund grows larger, it will be at greater risk than larger funds of wider bid-ask spreads for its shares, trading at a greater premium or discount to NAV, liquidation and/or a stop to trading.

Options Risk: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Sector Risk: The securities of companies in the same or related businesses (“sectors”), if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of sectors. Some sectors have particular risks that may not affect other sectors.

Short Sale Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the Fund’s performance. When the Fund sells a security short, it must maintain a segregated amount of cash or high-grade securities equal to the margin requirement. As a result, the Fund may maintain high levels of cash or other liquid assets (such as U.S. Treasury bills, money market instruments, certificates of deposit, high quality commercial paper and long equity positions). The need to maintain cash or other liquid assets in segregated accounts could limit the Fund’s ability to pursue other opportunities as they arise. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Small and Medium Capitalization Securities Risk: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. Securities of small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies.

Special Purpose Acquisition Companies Risk: The Fund may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Fund may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). The Fund will invest not more than 10% of its net assets in unregistered SPACs at time of purchase.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market and may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Special Situations Risk: The Fund may seek to benefit from “special situations,” such as mergers, acquisitions, consolidations, bankruptcies, liquidations, reorganizations, restructurings, tender or exchange offers or other unusual events expected to affect a particular issuer. Investing in special situations carries the risk that certain of such situations may not happen as anticipated or the market may react differently than expected to such situations. The securities of companies involved in special situations may be more volatile than other securities, may at times be illiquid, or may be difficult to value. Certain special situations carry the additional risks inherent in difficult corporate transitions and the securities of such companies may be more likely to lose value than the securities of more stable companies.

Temporary Investment/Cash Management Risk: The Fund may hold a significant portion of its assets in cash, money market funds, or short-term investments for temporary defensive purposes in response to adverse market, economic, political, or other conditions, to preserve the Fund’s ability to capitalize quickly on new market opportunities, or for other reasons, such as because the Adviser has determined to obtain investment exposure through derivative instruments instead of direct cash investments. These investments may include money market funds, money market instruments such as Treasury bills, securities issued by the U.S. Government, its agencies or instrumentalities, bankers’ acceptances, commercial paper, and repurchase agreements for the above securities, and investment companies that invest primarily in such instruments. To the extent the Fund maintains cash or holds short-term investments, the Fund may not achieve its investment objective and may also be subject to additional risks, including market, interest rate, and credit risk.

Swap Risk: The Fund may enter into total return swaps to gain investment exposure to the underlying security or securities in a more efficient or economically attractive manner than direct ownership. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may also enter into credit default or credit default index swaps with qualified broker-dealer counterparties. In a credit default swap, one party typically makes an upfront payment and a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a referenced entity on its obligation or other credit-related event. The Fund may use swaps for any investment purpose, including as part of a merger arbitrage or event-driven strategy involving pending corporate reorganizations. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

When-Issued, Forward Commitments, and Delayed Settlement Risk: Securities issued on a when-issued, forward commitment or delayed delivery basis involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

STATEMENT OF ADDITIONAL INFORMATION

ALTSHARES TRUST

AltShares Event-Driven ETF (EVNT)

41 Madison Avenue, 42nd Floor
New York, NY 10010

PHONE: (855) 955-1607

July 29, 2021

Shares will be listed on the NYSE Arca, Inc. (“Exchange”).

This SAI describes the AltShares Event-Driven ETF (the “Fund”), a series of AltShares Trust (“Trust”).  The Trust is an open-end registered management investment company under the Investment Company Act.

Water Island Capital, LLC (“Adviser”), serves as the investment adviser to the Fund. Foreside Financial Services, LLC serves as the distributor for the Fund (“Distributor”).

Shares are neither guaranteed nor insured by the U.S. Government.

This SAI, dated July 29, 2021, is not a prospectus. It should be read in conjunction the Combined Prospectus and Information Statement dated July 29, 2021, as it may be supplemented from time to time (“Prospectus”), which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

A copy of the Prospectus and the Fund’s shareholder reports, when they are available, may be obtained without charge by writing to the Distributor, calling (855) 955-1607, or visiting www.altsharesetfs.com.

On or about September 17, 2021, the Fund will become the successor, through a tax-free reorganization, to Water Island Long/Short Fund, which is currently organized as a mutual fund series of The Arbitrage Funds and has a substantially identical investment objective, policies and strategies as the Fund. (Water Island Long/Short Fund is referred to herein as the “predecessor mutual fund”.) The historical information presented in this SAI for the Fund corresponds to the historical information for the Class I shares of the predecessor mutual fund.

This SAI, relating specifically to the reorganization of the predecessor mutual fund into the Fund, consists of this document and the following described documents, each of which is incorporated by reference herein:

1.   Prospectus and Statement of Additional Information for the predecessor mutual fund, dated September 30, 2020, as supplemented, filed via EDGAR on September 30, 2020 (File No.

811-09815) (Accession No. 0001104659-20-110474).

2.   Semi-Annual Report to Shareholders of the predecessor mutual fund dated November 30, 2020, filed via EDGAR on February 5, 2021 (File No. 811-09815) (Accession No. 0001104659-21-012728); and Annual Report to Shareholders of the predecessor mutual fund dated May 31, 2020, filed via EDGAR on August 7, 2020 (File No. 811-09815) (Accession No. 0001104659-20-091877).

Table of Contents

GLOSSARY	i

TRUST AND FUND OVERVIEW	1

EXCHANGE LISTING AND TRADING	1

DISCLOSURE OF PORTFOLIO HOLDINGS	2

INVESTMENT POLICIES AND RESTRICTIONS	2

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS	4

PORTFOLIO TURNOVER	41

MANAGEMENT OF THE FUND	41

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	48

INVESTMENT MANAGEMENT AND OTHER SERVICES	48

PORTFOLIO MANAGERS	50

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	53

THE DISTRIBUTOR	55

ACCOUNTING AND LEGAL SERVICE PROVIDERS	57

ADDITIONAL INFORMATION CONCERNING SHARES	57

TRANSACTIONS IN CREATION UNITS	59

DETERMINATION OF NET ASSET VALUE	67

TAXATION	67

FINANCIAL STATEMENTS	77

APPENDIX A	A-1

No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust. This SAI does not constitute an offer to sell securities.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means the Securities Act of 1933, as amended.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“Adviser” means Water Island Capital, LLC.

“Authorized Participant” means a member or participant in a clearing agency registered with the SEC, which has a written agreement with the Fund or Distributor that allows it to place orders for the purchase and redemption of Creation Units.

“Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“CEA” means the Commodity Exchange Act, as amended.

“CFTC” means the Commodity Futures Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of 10,000 Shares that the Fund issues and redeems on a continuous basis at NAV. Shares will not be issued or redeemed except in Creation Units.

“Distributor” means Foreside Financial Services, LLC.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act.

“DTC” means the Depository Trust Company.

“Exchange” means The NYSE Arca, Inc.

“FINRA” means the Financial Industry Regulatory Authority.

“Fund” means the series of the Trust discussed in this SAI: AltShares Event-Driven ETF.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the Internal Revenue Service.

“NAV” means the net asset value of the Fund’s Shares.

“NSCC” means the National Securities Clearing Corporation.

“NYSE” means the New York Stock Exchange, Inc.

“Prospectus” means the Fund’s Combined Prospectus and Information Statement, dated July 29, 2021, as may be amended and supplemented from time to time.

“SAI” means this Statement of Additional Information, dated July 29, 2021, as may be amended and supplemented from time to time.

“SEC” means the U.S. Securities and Exchange Commission.

“Shares” means the shares of the Fund.

i

“Transaction Fees” are fees imposed to compensate for costs incurred in connection with transactions for Creation Units. For the Transaction Fees applicable to the Fund, see “Transaction Fees” in this SAI.

“Trust” means the AltShares Trust, a Delaware statutory trust.

“U.S.” means the United States.

ii

TRUST AND FUND OVERVIEW

The Trust is a Delaware statutory trust formed on June 6, 2019 and an open-end registered management investment company comprised of two series.  This SAI discusses one of the series, the AltShares Event-Driven ETF (the “Fund”). The Fund is a non-diversified, actively-managed exchange-traded fund (“ETF”).  The Fund began operations January 2, 2015 as a traditional open-end mutual fund. It was converted to an exchange traded fund on September 17, 2021.

The Fund is a non-diversified, which means that it may invest a greater portion of its assets in one or a limited number of issuers and may invest overall in a smaller number of issuers than a diversified fund. The offering of Shares is registered under the 1933 Act.

The Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares, generally in exchange for a basket of securities, together with the deposit of a specified cash payment, or, in certain circumstances, for an all cash payment. Shares are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual funds, Shares are not individually redeemable securities. Rather, the Fund issues and redeems Shares on a continuous basis at NAV only in Creation Units of 10,000 Shares. In the event of the liquidation of the Fund, the Trust may lower the number of Shares in a Creation Unit.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in the case of redemptions in accordance with requirements of the SEC applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares and Transaction Fees — is not relevant to most retail investors because it applies only to transactions for Creation Units and most retail investors do not transact for Creation Units.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

EXCHANGE LISTING AND TRADING

Shares are listed and traded on the Exchange.  Shares trade on the Exchange or in secondary markets at prices that may differ from their NAV including because such prices may be affected by market forces (such as supply and demand for Shares).  As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets your broker will normally charge you a commission or other transaction charges.  Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits.

There can be no assurance that the requirements of the Exchange for maintaining the listing of Shares will continue to be met.  The Exchange may, but is not required to, remove Shares from listing if: (i) the Fund is no longer eligible to rely on Rule 6c-11 under the 1940 Act; (ii) the Fund no longer complies with the requirements set forth in NYSE Arca Rule 5.2-E(j)(8); (iii) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of Shares or (iv) such other event occurs or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable.  The Exchange will remove Shares from listing and trading upon termination of the Fund.

The Fund is not sponsored, endorsed, sold, or promoted by the Exchange.  The Exchange makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective.  The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities.  Under the policy, portfolio holdings of the Fund, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated prior to the opening of trading on the Exchange that Business Day, including on the Fund’s website, www.altsharesetfs.com.

Certain employees of the Adviser are responsible for interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may discuss with an Authorized Participant or liquidity provider the securities the Fund is willing to accept for a creation, and securities that the Fund will provide on a redemption. The Adviser’s employees may also discuss portfolio holdings-related information with broker/dealers in connection with settling the Fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the Fund’s current registration statements.

INVESTMENT POLICIES AND RESTRICTIONS

The policies set forth below are fundamental policies of the Fund.  These policies have been adopted by the Fund and may be changed only by the affirmative vote of a majority of the outstanding shares of the Fund.  As used in this SAI and in the Fund’s prospectus and as defined in the 1940 Act, the term “majority of the outstanding shares of the Fund” means the vote of whichever is less:

(1)                  67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or

(2)                  more than 50% of the Fund’s outstanding shares.

Unless otherwise indicated, these investment policies provide that:

(1)

The Fund may not issue senior securities other than to evidence borrowings or short sales as permitted under the 1940 Act. (The 1940 Act permits the Fund to issue senior securities so long as it maintains continuous asset coverage of at least 300% of the aggregate value of all of the Fund’s senior securities transactions. A reverse repurchase agreement or a derivative transaction will not be considered to constitute the issuance of a senior security by the Fund, if the Fund covers the transaction in accordance with applicable requirements (a “covered reverse repurchase agreement” or “covered derivative transaction”). In addition, for purposes of this investment restriction, hedging transactions in which the Fund may engage and similar investment strategies are not treated as senior securities when covered in accordance with applicable requirements.)

(2)	No Fund may borrow money except that the Fund may borrow:

a.             from banks to purchase or carry securities or other investments,

b.            from banks for temporary or emergency purposes, or

c.             by entering into reverse repurchase agreements,

if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur.

(3)

Fund may not underwrite or participate in the marketing of securities issued by other persons except to the extent that the Fund may be deemed to be an underwriter under federal securities laws in connection with the disposition of portfolio securities.

(4)

The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Notwithstanding the foregoing, if a large percentage of investment opportunities occurring within the U.S. are within one industry over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time. Examples of such investment opportunities for the Fund include, but are not limited to: announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, management change, institution of shareholder-friendly practices, regulatory changes, litigation, earnings results and outlook, and changes in industry or sector fundamentals.

(5)

The Fund may not purchase or sell real estate or real estate mortgage loans as such, but this restriction shall not prevent the Fund from investing in readily marketable interests in real estate investment trusts, readily marketable securities of companies which invest in real estate, or obligations secured by real estate or interests therein.

(6)	The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time.

(7)	The Fund may not lend any of its assets, except that a Fund may lend up to 1/3 of its portfolio securities.

(8)	The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(9)	The Fund may not pledge, mortgage or hypothecate its assets, except to secure borrowings.

(10)	The Fund may invest in companies for the purpose of exercising control or management.

With respect to the fundamental policies relating to industry concentration set forth in (4) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. If the Fund invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be riskier than a fund that does not concentrate in an industry. The policies in (4) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policies also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the Fund may rely upon available industry classifications. With respect to investments in SPACs, the Fund will generally look to the investment or investments the SPAC principally holds or intends to pursue in determining the SPAC’s principal activities and the manner in which to apply its fundamental policy regarding industry concentration to an investment in a SPAC. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government, and other investments that are not limited by the Fund’s fundamental policies on industry concentration until the SPAC identifies a suitable target for an acquisition or merger. In addition, investments in other investment companies are not considered an investment in any particular industry for purposes of the fundamental policies relating to industry concentration set forth in (4) above.

The 1940 Act does not directly restrict an investment company’s ability to invest in commodities but does require that every investment company have a fundamental investment policy governing such investments. The Fund has adopted fundamental policies that would permit direct investment in commodities.

The Fund’s investment objective is a non-fundamental policy of the Fund that may be changed by the Board without shareholder approval.

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

Reference is made to the Prospectus for a discussion of the investment objectives and principal investment strategies of the Fund. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment techniques and strategies discussed below may be used by the Fund. The Fund is free to reduce or eliminate its use of any of these techniques or strategies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to the Fund, will result in the achievement of the Fund’s objective. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

For purposes of this SAI, the word “invest” refers to the Fund directly and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to the Fund’s direct and indirect investments in securities and other instruments.

Additional information concerning the Fund, its investment policies and techniques, and the securities and financial instruments in which it may invest are set forth below.

Capital Structure Arbitrage

This strategy attempts to take advantage of relative pricing discrepancies between related debt and/or equity securities. For example, the Fund may purchase a senior secured security of an issuer and sell short an unsecured security of the same issuer. In this example the trade would be profitable if credit quality spreads widened or if the issuer went bankrupt and the recovery rate for the senior debt was higher than anticipated. Another example might involve the Fund purchasing one class of common stock while selling short a different class of common stock of the same issuer. It is expected that, over time, the relative mispricing of the securities will disappear, at which point the position will be liquidated.

Cash Items

The Fund may invest a portion of its assets in cash or cash items. These cash items and other high quality debt securities may include money market instruments, such as securities issued by the U.S. Government and its agencies, bankers’ acceptances, commercial paper, bank certificates of deposit, and investment companies that invest primarily in such instruments.

Cash Management/Temporary Investments

In addition to the ability to utilize the following types of assets during normal market conditions, the Fund may adopt temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  The Fund may invest temporarily substantially all of its assets in:

•                                        cash or cash equivalents, including money market instruments such as Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities;

•                                        commercial paper rated A-1 by Standard & Poor’s or Prime-1 by Moody’s. In the case where commercial paper has received different ratings from different rating services, such commercial paper is acceptable so long as at least one rating is in the highest categories of the nationally recognized rating organizations described above; and

•                                        obligations of the U.S. Government or its agencies or instrumentalities.

To the extent the Fund invests in these short-term investments, the Fund may not realize its investment objective and may also be subject to additional risks.

Cleared Swaps

Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and the CFTC’s approval of contracts for central clearing. As of the date of this SAI, the CFTC has designated certain types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional risks not involved with uncleared swaps. Moving trading to an exchange-type system may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. The Fund initially will enter into cleared swaps through an executing broker or directly with a counterparty. Such transactions will then be submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty.

When the Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference instrument subject to the swap agreement. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Risks Associated with Cleared Swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Additionally, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. However, regulators have adopted regulations imposing certain margin requirements, including minimums, on uncleared swaps. After being phased in with respect to market participants that meet certain requirements, these regulations could change this comparison to cleared swaps.

Finally, the Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event,

the Fund may be required to break the trade and make an early termination payment to the executing broker.

Convertible Arbitrage

Convertible arbitrage is a specialized strategy that seeks to profit from pricing inefficiencies between a firm’s convertible securities and its underlying equity. The most common convertible arbitrage approach matches a long position in the convertible security with a short position in the underlying common stock. The Fund seeks to purchase convertible securities at discounts to their expected future values and sell short shares of the underlying common stock in order to mitigate equity market movements. As stock prices rise and the convertible security becomes more equity sensitive, the Fund will sell short additional common shares in order to maintain the relationship between the convertible security and the underlying common stock. As stock prices fall, the Fund will typically buy back a portion of shares which it had sold short. Positions are typically designed to earn income from coupon or dividend payments, and from the short sale of common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer’s capital structure, but may be subordinated to other non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Credit Default Index Swaps

A credit default index swap (“CDX”) is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities. A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread. This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many credit default swaps to achieve a similar effect. A new series of CDX is issued every six months. Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue. On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX. Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded. See “SWAP AGREEMENTS” below and “CLEARED SWAPS” above for a general discussion on the risks related to swap agreements and CDX, respectively.

Credit Default Swaps

The Fund may enter into credit default swap agreements, which may have as reference obligations securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to valuation risk, illiquidity risk, counterparty risk, and credit risk. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could adversely affect the Fund’s ability, among other things, to effectively utilize credit default swaps. See “SWAP AGREEMENTS” below for a discussion on the risks related to swap agreements in general.

Cyber-Security Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuer of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Debt Securities

The Fund may invest in corporate debt securities including corporate bonds, debentures, notes and other similar instruments. These debt securities may be rated investment grade by Standard & Poor’s or Moody’s. Securities rated BBB by Standard & Poor’s or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund may also invest in securities that are rated below investment grade which are commonly referred to as “junk bonds” or “high yield” securities. Investments in high yield securities, while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Market prices of high-yield obligations may fluctuate more than market prices of higher-rated securities. High yield securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders.

During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

Depositary Receipts

The Fund may invest in foreign securities by purchasing sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the U.S. and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund’s investment policies, ADRs, GDRs, and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, or EDR representing ownership of common stock will be treated as common stock.

In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the depositary holder. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. In addition, the issuers of securities underlying unsponsored depositary receipts may be subject to less stringent government supervision.

Derivatives

In general, a derivative instrument typically involves leverage, and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts, which are described separately in this SAI.

Government Regulation of Derivatives. The Dodd-Frank Act and similar legislation in the European Union and elsewhere may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.  The Dodd-Frank Act substantially increases regulation of the over-the-counter derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving certain instruments that are standardized and highly liquid and that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap,” which terms generally include over-the-counter derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants.  In addition, under the Dodd-Frank Act, the Fund may be subject to additional recordkeeping and reporting requirements.

The SEC recently voted to adopt Rule 18f-4 under the 1940 Act which will regulate the use of derivatives for certain funds registered under the 1940 Act (‘‘Rule 18f-4’’). Unless the Fund qualifies as a ‘‘limited derivatives user,” Rule 18f-4 requires, among other things, the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. For funds that qualify as limited derivatives users, Rule 18f-4 requires a fund to have policies and procedures to manage its aggregate derivatives risk. While the full extent and cost of this regulation is unclear, it could, among other things, restrict the Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions. These limitations may substantially curtail the Fund’s ability to use derivative instruments and inhibit the Adviser’s ability to establish what it views as the optimal investment exposure for the Fund. The Fund might not be able to use derivative instruments and other transactions to the same extent as if the prior regulatory structure had remained in place, and the ability of the Adviser to pursue the Fund’s investment objective as currently anticipated, and the Fund’s investment performance, might be adversely affected. Due to the compliance timeline within Rule 18f-4, it is unlikely that the Fund will be required to fully comply with the requirements until 2022.

Asset Coverage Requirements for Certain Derivative Transactions. The Fund will comply with guidelines established by the SEC with respect to coverage of various derivative transactions. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund’s obligations with respect to these strategies are not otherwise ‘‘covered’’ through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The Trust has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the CFTC.  The Trust is required to make an annual affirmation of the exclusion within 60 days after the start of each calendar year.  Thus, the Trust is not currently subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Distressed Securities

The Fund’s investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, and notes, typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

Equity-Related Investments

Common Stocks

Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s common stock price.

The fundamental risk of investing in common stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities, and money market investments. This may not be true currently or in the future. The market value of all securities, including common stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Master Limited Partnerships

The Fund may invest in master limited partnerships (“MLPs”), which are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Real Estate Investment Trusts (“REITs”)

A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests.  A REIT is not taxed on net income and net realized gains distributed to its shareholders if, among other things, it distributes substantially all of its taxable income (other than net capital gains) and certain other amounts for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in the Fund’s fee table.

The Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants, especially in light of the effects of COVID-19. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free “pass-through” of income under the Code, including regulations thereunder and IRS interpretations or similar authority upon which the Fund may rely, or its failure to maintain exemption from registration under the Investment Company Act.

Registered Investment Companies

The Fund may invest in shares of registered investment companies to the extent permitted by the 1940 Act, other applicable law or SEC exemption.  Investment companies include open-end investment companies, closed-end investment companies, unit investment trusts, and ETFs which may be organized as either open-end investment companies or unit investment trusts, all of which are professionally managed portfolios.

Any investment in a registered investment company involves investment risk. Additionally, an investor could invest directly in the registered investment companies in which the Fund invests.  By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests.  An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash.  As a result, the Fund may hold such securities until the Adviser determines it appropriate to dispose of them.  Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund and the Adviser.  At any particular time, one registered investment company in which the Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests.  As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Registered investment companies in which the Fund may invest may concentrate their investments within one industry (namely, sector funds).  Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Money market funds are open-end registered investment companies that historically have traded at a stable $1.00 per share price. However, money market funds that do not meet the definition of a “retail money market fund” or “government money market fund” under the 1940 Act are required to transact at a floating NAV per share (i.e., in a manner similar to how all other non-money market mutual funds transact), instead of at a $1.00 stable share price. Money market funds may also impose liquidity fees and redemption gates for use in times of market stress. If the Fund invests in a money market fund with a floating NAV, the impact on the trading and value of the money market instruments may negatively affect the Fund’s return potential.

ETFs and closed-end funds are investment companies whose shares are bought and sold on a securities exchange.  An investment in an ETF or a closed-end fund generally presents the same primary risks as an investment in a conventional open-end fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF or a closed-end fund can fluctuate within a wide range, and the Fund could lose money investing in such a fund if the prices of the stocks owned by it go down. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end funds: (i) the market price of their shares may trade at a discount to their net asset value; (ii) an active trading market for their shares may not develop or be maintained; or (iii) trading of their shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Fund may invest in index-based ETFs, which hold a portfolio of securities designed to track a particular market segment or index. Tracking error is the divergence of an ETF’s performance from that of its underlying index, and may arise due to, among other things, an imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. The Fund may also invest in other actively-managed ETFs. The Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. Also, even though the market price of an ETF is derived from the securities it owns, such price may be at, above, or below the ETF’s NAV.

Warrants

The Fund may invest a portion of its assets in warrants only to the extent that such investments do not exceed 5% of the Fund’s net assets at the time of purchase.  A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price.  Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend.  Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Emerging Markets Investments

The Fund may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks.  A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment.  The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.  In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.

Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.  The securities industries in these countries are comparatively underdeveloped.  Stockbrokers and other intermediaries in the emerging markets may not perform as well as their counterparts in the U.S. and other more developed securities markets.

Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the U.S.  Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries.  The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the U.S.  It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the U.S.  Emerging securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the U.S.  Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.

Event-Driven Strategies

Event-driven strategies seek to profit from the market inefficiencies surrounding market events, such as mergers, acquisitions, asset sales, restructurings, refinancings, recapitalizations, reorganizations, or other special situations.  Event-driven investing involves attempting to predict the outcome of a particular transaction as well as the optimal time at which to commit capital to it.  Event-driven opportunities involve difficult legal as well as financial analysis, as some of the principal impediments to the consummation of major corporate events are often legal or regulatory rather than economic.  In addition, certain of the securities issued in the context of major corporate events include complex call, put and other features, and it is difficult to precisely evaluate the terms and embedded option characteristics of these securities.  The Fund may take both long and short positions in a wide range of securities, derivatives, and other instruments in implementing its event-driven strategies.

Exchange-Traded Notes

An exchange-traded note (“ETN”) is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publicly traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Financial Institution Obligations

The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties which could reduce the Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the U.S.; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the U.S.; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

Foreign Corporate Debt Obligations

The foreign corporate debt obligations in which the Fud may invest include investment-grade notes and non-investment grade notes, bonds, debentures, and commercial paper.

Specifically, the Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated corporate debt obligations of foreign companies without regard to ratings criteria. The Fund also may invest in U.S. dollar-denominated and non-U.S. dollar-denominated sovereign debt obligations of developed countries without regard to ratings criteria and in the debt obligations of supranational agencies without regard to ratings criteria.  Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing, and financial reporting standards.  Interest on foreign debt obligations may be subject to foreign withholding taxes which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.

Foreign Currency Transactions and Hedging

The Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market.  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  However, the Fund may do so from time to time and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies.  The uses and risks of currency options and futures are similar to options and futures relating to securities or indices.  The Fund may also purchase and sell forward currency contracts, which are financial contracts to trade a specific foreign currency at an agreed exchange rate at a future date. Each contract is individually negotiated and privately traded by currency traders and their customers in the interbank market.  Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date.  Most currency futures contracts call for payment or delivery in U.S. dollars.  The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract.  The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures, forwards, and options values can be expected to correlate with exchange rates but may not reflect other factors that affect the value of the Fund’s investments.  A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  In hedging transactions, the value of the Fund’s foreign-denominated investments may change in response to many factors other than exchange rates, in which case it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Forward Foreign Currency Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A non-deliverable forward contract is a forward contract where there is no physical settlement of two currencies at maturity. Non-deliverable forward contracts are contracts between parties in which one party agrees to make a payment to the other party (the “Counterparty”) based on the change in market value or level of a specified currency. In return, the Counterparty agrees to make payment to the first party based on the return of a different specified currency. Non-deliverable forward contracts will usually be done on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each non-deliverable forward contract is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank. The risk of loss with respect to non-deliverable forward contracts generally is limited to the net amount of payments that the Fund is contractually obligated to make or receive.

Foreign Currency Futures Contracts

A foreign currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Currency exchange transactions involve a significant degree of risk and the markets in which currency exchange transactions are effected are highly volatile, specialized, and technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Currency exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Fund utilizes foreign currency transactions at an inappropriate time, such transactions may lower the Fund’s return. The Fund could experience losses if the value of any currency forwards and futures positions is poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. Such contracts are subject to the risk that the counterparty will default on its obligations. In addition, the Fund will incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Foreign Exchange Spot Transactions

The Fund may settle trades of holdings denominated in foreign currencies on a spot (i.e., cash) basis at the prevailing rate in the foreign currency exchange market. A foreign exchange spot transaction, also known as FX spot, is an agreement between two parties to buy one currency against selling another currency at an agreed price for settlement on the spot date. The exchange rate at which the transaction is done is called the spot exchange rate. Unlike forward foreign currency exchange contracts and foreign currency futures contracts, which involve trading a particular amount of a currency pair at a predetermined price at some point in the future, the underlying currencies in a spot FX are exchanged following the settlement date.

Foreign Investments

Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory, and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Foreign Economy Risk.   The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities, or obtain exposure to them, or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk. Securities in which the Fund invests, or to which it obtains exposure, may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly, when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk,” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they will be devalued or replaced, adversely affecting the Fund’s investments.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers, and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which the Fund invests, or to which it obtains exposure, are generally held outside the U.S. in foreign banks and securities depositories. The Fund’s custodian is the Fund’s “foreign custody manager” as provided in Rule 17f-5 under the Investment Company Act. The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell, and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody, and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of their assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the sale of, foreign securities the Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply.  See “Taxation.”

Foreign Securities

The Fund may invest in the securities of foreign issuers listed on foreign securities exchanges or over-the-counter markets, or which are represented by ADRs and listed on domestic securities exchanges or traded in the U.S. on over-the-counter markets.

Because the Fund may invest in foreign securities, an investment in the Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers, and issuers of securities.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.  This is particularly true of securities in emerging markets which can be extremely volatile.  Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S.  Settlement practices may include delays and may differ from those customary in U.S. markets.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), and difficulty in enforcing legal rights outside the U.S.  Finally, there are many differences in government regulation and supervision of foreign securities exchanges, brokers, listed companies and banks compared to the U.S.  These differences could negatively impact foreign securities in which the Fund invests.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.  The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates.  Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

From time to time, certain of the companies in which the Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

In June 2016, the United Kingdom (the “U.K.”) approved a referendum to leave the European Union (commonly known as “Brexit”). On January 31, 2020, the U.K. formally withdrew from the European Union. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. Potential negative long-term effects could include, among others, greater market volatility and illiquidity, disruptions to world securities markets, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and an increased likelihood of a recession in the U.K. Given the size and importance of the U.K.’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Forward Currency Contracts

The Fund may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

The Fund may enter into forward currency contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.  The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.

Although the Fund value its assets each Business Day in terms of U.S. dollars, it does not intend to convert their foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Forward contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

Futures Contracts and Related Options

The Fund may purchase or sell stock index futures contracts and options thereon, including as a substitute for a comparable market position in the underlying securities. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund generally chooses to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying asset. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund intends to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the CFTC.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract, and that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

The Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. The Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. The Fund may cover its long or short positions in futures by earmarking or segregating with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or if the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, nondeliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund’s commodity interests — other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) does not exceed 5% of the fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Fund and claim an exclusion from the definition of the term “commodity pool operator” under the CEA with respect to the Fund. The Adviser therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser’s ability to use derivatives as part of the Fund’s investment strategies. Although the Adviser expect to be able to execute the Fund’s strategies within the limitations, performance could be adversely affected.

Geographic Focus

Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. To the extent the Fund focuses on a specific region, it will be more exposed to that region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia, can be interdependent and may be adversely affected by the same events.

Illiquid Securities

An illiquid security is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  The Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. Illiquid securities may include unregistered securities, securities subject to contractual or legal restrictions on resale or other restricted securities, repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options and certain restricted securities not determined to be liquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and securities such as repurchase agreements that have a maturity of longer than seven days.  Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.  A fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

In recent years, however, an institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Adviser may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.

The Fund has adopted and implemented a liquidity risk management program. This program seeks to assess and manage the Fund’s liquidity risk, which is defined as the risk that the Fund would be unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board has designated the Adviser as the administrator of the liquidity risk management program.

Initial Public Offering (IPO) Risk

The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. As a result, IPOs performance can be more volatile and they face greater risk of business failure, affecting the Fund’s portfolio.

Leverage

The Fund may borrow from banks to increase its portfolio holdings of securities.  This borrowing is known as leverage.  Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest.  The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings.  This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings).  If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund would be required to dispose of some of its portfolio holdings within three days (excluding Sundays and holidays) in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of portfolio holdings at that time.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies.  Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.  The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains.  Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

LIBOR Rate Risk

Many debt securities, derivatives, and other financial instruments, including some of the Fund’s investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate, which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England. In July 2017, the FCA, the U.K. financial regulatory body, announced that after 2021 it will cease its active encouragement of U.K. banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may become unreliable or cease to be published after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value.

Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loans and Other Debt Instruments

Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participation), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

Merger Arbitrage

The Fund may utilize a merger arbitrage strategy in order to profit from event-driven opportunities. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations.  The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. The

Adviser may engage in selling securities short when the terms of a proposed acquisition call for the exchange of common stock and/or other securities. In such a case, the common stock of the company to be acquired may be purchased and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. Each Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies.

A corporation’s minority shareholders may have a statutory right of appraisal to have a fair stock price determined by a judicial proceeding or by an independent valuator, which obligates the acquiring corporation to repurchase the shares at the determined price.  Appraisal rights are a protection for minority shareholders that prevent the acquiring company in a merger from paying less than the acquired company is worth to shareholders.  When the Fund exercises appraisal rights, it may be subject to additional costs of the appraisal proceeding without receiving an increased return on its investment if the appraisal does not result in a higher share price.  When the Fund exercises appraisal rights, it may also experience limited liquidity on its investment while the subject securities are being appraised, which may limit the Fund’s ability to pursue other investments and achieve its investment objective.

Municipal Obligations

The Fund may invest in taxable U.S. municipal obligations. These include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

The two principal classifications of municipal obligations are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are backed by the issuer’s faith, credit, and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, in addition to taxation and legislative changes. On December 22, 2017, the President signed into law H.R. 1 (the “Tax Cuts and Jobs Act”). The law repeals the rules related to excluding from gross income for federal income tax purposes the interest attributable to tax credit bonds and the interest on a bond issued to advance refund another bond.

The repeal is effective for bonds issued after December 31, 2017, but does not affect the tax treatment of bonds issued prior to January 1, 2018.

Non-Diversification Status

The Fund is non-diversified, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a fund that is diversified.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified fund.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Transactions

The Fund may write both covered and uncovered options.  Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks:

•                                          the writer of an option may be assigned an exercise at any time during the option period;

•                                          disruptions in the markets for underlying instruments could result in losses for options investors;

•                                          imperfect or no correlation between the option and the securities being hedged;

•                                          the insolvency of a broker could present risks for the broker’s customers; and

•                                          market imposed restrictions may prohibit the exercise of certain options.

In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by such Fund.  The success of the Fund in using the option strategies described above depends, among other things, on the Adviser’s ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser’s ability to select the proper time, type, and duration of the options.

By writing call options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.  The Fund may also seek to earn additional income through receipt of premiums by writing covered put options.  The risk involved in writing such options is that there could be a decrease in the market value of the underlying security.  If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value.

The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities.  The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market.  In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount greater than the premium paid.  The Fund would realize a loss if the price of the security decreased or remained the same or did not increase during the period by more than the amount of the premium.  If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy.  The Fund’s ability to establish and close out options positions will be subject to the existence of a liquid secondary market.  Although the Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid.  In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received.  When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

Writing Covered Call Options. The Fund may write covered call options on equity securities to earn premium income, to ensure a definite price for a security that the Fund has considered selling, or to close out options previously purchased.  A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date).  A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period.

When writing call options on securities, the Fund may cover its position by owning the underlying security on which the option is written.  Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining cash or liquid securities equal in value to the difference between the two exercise prices.  In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the call option written by such Fund.  The principal reason for the Fund to write call options on securities held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

There is no assurance that a closing transaction can be effected at a favorable price.  During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

Writing Covered Put Options. The Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased or to earn premium income.  A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period.  The operation of put options in other respects is substantially identical to that of call options.

When writing put options on securities, the Fund may cover its position by owning a put option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no lower than the exercise price of the put option written by the Fund or, if lower, by owning such put option and depositing and maintaining cash or liquid securities equal in value between the two exercise prices.  In addition, the Fund may cover its position by depositing and maintaining cash or liquid securities equal in value to the exercise price of the put option written by the Fund.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

Writing Uncovered Options. In addition to covered options, the Fund may sell “uncovered” call and put options. A written call option is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option (or, in the case of options on an individual security, owns an equivalent number of shares of the security as those subject to the call). A written call option is also considered covered if the Fund holds a call on the associated index or instrument where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets (or, in the case of options on an individual security, the Fund owns a number of shares of the security equivalent to the difference). A written call option is considered uncovered if the above criteria are not satisfied. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge. As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

A written put option similarly is considered covered if the Fund maintains with its custodian liquid assets in an amount at least equal to the exercise price of the option. A written put option is also considered covered if the Fund holds a put on the associated index or instrument where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A written put option is considered uncovered if the above criteria are not satisfied. The Fund’s ability to write uncovered call or put options may be limited by margin requirements and other federal securities rules or regulations.

Over-the-Counter Options

The Fund may engage in transactions in options that are traded over-the-counter (“OTC transactions”).  OTC transactions differ from exchange-traded transactions in several respects.  OTC transactions are transacted directly with dealers and not with a clearing corporation.  Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As the OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event the Fund may experience a loss.  An OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt.  Any such cancellation, if agreed to, may require the Fund to pay a premium to that dealer.  In those cases in which the

Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, such Fund will not be able to sell the underlying security until the investment instrument expires or is exercised or different cover is substituted.  In such cases, the Fund in question may not be able to sell an underlying security even though it might otherwise be advantageous to do so.

It is the Fund’s intention to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, although there is no assurance that a dealer will voluntarily agree to terminate the transaction.  There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.  OTC transactions for which there is no adequate secondary market will be considered illiquid.

Pandemic and Natural Disaster Risk

The global outbreak of novel coronavirus (or COVID-19) is currently creating unprecedented economic and social uncertainty throughout the world. In addition to widespread disease, including COVID-19 and other pandemics and epidemics, natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena, generally have been, and can be, highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. The impact of infectious diseases and natural or environmental disasters in developing or emerging market countries may be greater due to limited health care and other resources. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact the Fund’s ability to successfully execute its investment strategy or achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

Passive Foreign Investment Companies

If the Fund purchases shares in passive foreign investment companies (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described below.  In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Currently proposed IRS regulations, if adopted, would treat such included amounts as nonqualifying regulated investment company income to the Fund unless such amounts were also distributed to the Fund.

Alternatively, the Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year.  In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from distributions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax election, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Private Placement and Restricted Securities

The Fund may invest in securities that are not registered under the Securities Act of 1933, as amended (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing and may not function as efficiently as established markets. As a result of the absence of a public trading market, privately placed securities may be deemed to be illiquid investments or less liquid investments and may be more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to lack of liquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. Where registration is required for restricted securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms than when it decided to sell the security. Transactions in restricted securities may entail other transaction costs that are higher than those for transactions in unrestricted securities. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets, or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Sector Risk

From time to time, based on market or economic conditions or investment opportunities, the Fund may have significant investments in one or more sectors of the market.  When the Fund invests a substantial portion of its assets in a particular sector, industry or sub-sector of the economy, the Fund’s investments are not as not as varied as the investments of most funds and are far less varied than the broad securities markets. As a result, a fund that invests more heavily in one sector or industry of the market may see its performance be especially sensitive to developments that significantly affect that sector or industry. In addition, a sector or industry may also react in the same way to economic, political or regulatory events and the Fund’s performance may be affected if the sector or industry does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities Lending

The Fund may seek to increase its income by lending portfolio securities.  Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash maintained on a current basis at an amount at least equal to the market value of the securities loaned (100% collateral).  The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities.  The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act.  The amount of such collateral investment may be substantial. The aggregate value of securities loaned by the Fund at a given time will not exceed one-third of the value of the total assets of the Fund.  Loans are subject to termination by the Fund or the borrower at any time.  While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the Fund’s investment. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Fund’s Prospectus and this SAI.

Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner.  This risk could be greater for foreign securities.  In the Fund’s securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks.  However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund.  Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

Senior Loans

Senior Loans are loans made to borrowers that may be corporations, partnerships, or other entities (each a “Borrower”). Investing in Senior Loans involves investment risk, and some Borrowers default on their Senior Loan repayments. The risks associated with Senior Loans are similar to the risks of high yield bonds, although Senior Loans typically are senior and secured, whereas high yield bonds often are subordinated and unsecured. An economic downturn generally leads to a higher non-payment rate, and a Senior Loan may lose significant value before a Borrower’s default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the Borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a Senior Loan and which may make it difficult to value Senior Loans. Adverse market conditions may impair the liquidity of some actively traded Senior Loans. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods.

Short Sales

The Fund may employ various hedging techniques, such as short selling in an effort to reduce the risks associated with certain of its investments.  For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short.  The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated.  The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion.  However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities.  At all times when the Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

Special Purpose Acquisition Companies

The Fund may invest in the common stock of and other interests (e.g., warrants and rights) in special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”). A SPAC investment typically represents an investment in a special purpose vehicle that seeks to identify and effect an acquisition of, or merger with, an operating company in a particular industry or sector. During the period when management of the SPAC seeks to identify a potential acquisition or merger target, typically most of the capital raised for that purpose (less a portion retained to cover expenses) is invested in income-producing investments. The Fund may invest in SPACs for a variety of investment purposes, including to achieve income. SPACs provide the opportunity for common shareholders to have some or all of their shares redeemed by the SPAC at or around the time a proposed merger or acquisition is expected to occur. If not subject to a restriction on resale, the Fund may sell its investments in SPACs at any time, including before, at or after the time of a merger or acquisition. The Fund may invest in certain SPAC investments where the SPAC or the securities underlying the SPAC will not be registered under the Securities Act of 1933, as amended and/or no public market may exist for such securities. Such investments involve a high degree of risk which could cause the Fund to lose all or part of its investment. The restrictions on resale of certain unregistered SPAC investments may be for an extended time (e.g., two to three years). The Fund will invest not more than 10% of its net assets in unregistered SPACs at time of purchase.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, some SPACs are typically traded in the over-the-counter market, may be considered illiquid and/or may be subject to restrictions on resale. An investment in a SPAC is subject to a variety of risks, including that (i) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (iii) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders; (iv) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (v) the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (vi) the Fund will be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (viii) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time.

Stripped Securities

The Fund may purchase separately traded interest and principal component parts of obligations that are transferable through the Federal book entry system, known as Separate Trading Registered Interest and Principal Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”). These instruments are issued by banks and brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owner of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”). STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes.  Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations.  Bonds issued by the Resolution Funding Corporation (“REFCORP”) can also be stripped in this fashion.  REFCORP Strips are eligible investments for the Fund.

Swap Agreements

The Fund may enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities.

The Fund may also enter into currency swap agreements.  A currency swap agreement is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate.  The Fund expects to enter into these currency swaps in primarily the following circumstances: to lock in the U.S. dollar equivalent price of a security the Fund is contemplating buying or selling which is denominated in a non-U.S. currency; or to protect against a decline against the U.S. dollar of the currency of a particular country to which the Fund has exposure.

General Characteristics of Swap Agreements.  Swap agreements are two party contracts entered into primarily by institutional investors for periods generally ranging from a few weeks to more than one year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” namely, the return on, or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index.

Forms of swap agreements include:

(1) equity or index caps, under which, in return for a premium, one party agrees to make payment to the other to the extent that the return on securities exceeds a specified rate, or “cap”;

(2) equity or index floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that the return on securities fall below a specified level, or “floor”; and

(3) equity or index collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels.

Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counterparty is obligated to pay the amount of any net depreciation.

The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  Although some swap agreements may be prepaid in full by the Fund at inception, most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to such Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by maintaining liquid assets equal in value on a marked-to-market basis to the Fund’s current obligations.

Risks Associated with Swap Agreements.  Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements.  Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines.  Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements.  The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Risk

The U.S. income tax rules may be uncertain when applied to specific arbitrage transactions, including, among other issues, identifying deferred losses from wash sales or realized gains from constructive sales.  Such uncertainty may cause the Fund to be exposed to unexpected tax liability or loss of pass through tax status.

U.S. Government Securities

The Fund may invest in a variety of U.S. Treasury obligations, including bills, notes, and bonds.  These obligations differ only in terms of their interest rates, maturities, and time of issuance.  The Fund may also invest in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury.  Others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them.  There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Valuation Risks

For investments where market quotations are not readily available, or if the Adviser believes a market quotation does not reflect fair value, the Fund is required to fair value their investments. The Fund’s Board of Trustees has adopted procedures for determining the fair market value of portfolio securities for which no market value is readily available. The Fund may rely on the quotations furnished by pricing services or other third parties, including broker dealers and counterparties to price these investments. Such reliance carries with it the risk that the quotations may be inaccurate or unreliable. Fair market valuation entails specific risks, and these risks may be further complicated by the complexities of each transaction. The recent decline of worldwide economies has increased the volatility of market prices and has increased the level of uncertainty in valuations. Consequently, the Fund may have more frequently applied fair valuation determinations in determining net asset value. There is no uniform or single standard for fair valuation pricing. Miscalculations of fair valuation pricing may result in overestimating or underestimating the value of a particular asset and thus the net asset value of the Fund. In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares.

When-Issued, Forward Commitments and Delayed Securities

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Adviser will instruct the Fund’s custodian to segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Adviser will instruct the Fund’s custodian to set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Zero Coupon U.S. Treasury Securities

Zero coupon U.S. Treasury securities consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury.  A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value.  Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

PORTFOLIO TURNOVER

Because the Fund had not yet commenced operations prior to the date of this SAI, it does not have a portfolio turnover rate to provide. The portfolio turnover rate of the predecessor mutual fund for the fiscal years ended May 31, 2019 and May 31, 2020 was 528% and 577%, respectively.

The Fund’s portfolio turnover may vary from year to year, as well as within a year. The Fund’s portfolio turns over for a variety of reasons. A high portfolio turnover rate (for example, over 100%) will result in increased transaction costs to the Fund, including brokerage commissions and other transaction costs. The performance of the Fund could be negatively impacted by the increased costs.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include futures contracts and option contracts in which the Fund may invest because such contracts generally have a remaining maturity of less than one year.

MANAGEMENT OF THE FUND

Trustees and Officers

The business of the Trust is managed under the direction of the Board in accordance with the Amended and Restated Trust Instrument of the Trust, which has been filed with the SEC and is available upon request.

The Trustees serve for an indefinite term and the officers are elected annually.  It is the policy of the Board that each Trustee, at the conclusion of the first meeting at which the Trustee has attained age 75, shall retire from the Board.

Pursuant to the Amended and Restated Trust Instrument, the Trustees elect the officers of the Trust to supervise its day-to-day operations.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.

The Trustees, officers, and employees of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust.

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
Interested Trustees*
John S. Orrico, CFA 41 Madison Avenue 42nd Floor New York, NY 10010 (Age 60)	Since 2020	President and Chairman of the Board of Trustees	Managing Member and Chief Investment Officer, Water Island Capital, LLC, the Investment Adviser, since January 2000.	None	5
Independent Trustees***
Francis X. Tracy (Age 62)	Since 2020	Trustee	President, Chief Financial Officer, Treasurer, and Secretary for Batterymarch Financial Management, Inc. (1999 — 2014).	Batterymarch Global Emerging Markets Fund (Luxembourg) (2010 — 2014).	5
Nancy M. Morris (Age 68)	Since 2020	Trustee	Chief Compliance Officer and Managing Director, Wellington Management Company LLP (2012 — 2018).	Trustee of Diamond Hill Funds (13 portfolios) (since 2019).	5

Officers Who Are Not Trustees

Name, Address and Age	Length of Time Served	Position with Trust	Principal Occupation During Past Five Years	Other Directorships Held During the Past Five Years	Number of Portfolios in the Fund Complex Overseen by Trustee**
William Keena 41 Madison Avenue 42nd Floor New York, NY 10010 (Age 70)	Since 2020	Anti-Money Laundering Officer and Secretary	Anti-Money Laundering Officer (2019-present) and Chief Administrative Officer (2010-present), Water Island Capital, LLC.	N/A	N/A

Jonathon Hickey 41 Madison Avenue 42nd Floor New York, NY 10010 (Age 39)	Since 2020	Chief Financial Officer and Treasurer	Chief Operating Officer (2016-present), Director of Operations (2011-2016), Water Island Capital, LLC	N/A	N/A
Philip Channen 41 Madison Avenue 42nd Floor New York, NY 10010 (Age 56)	Since 2020	Chief Compliance Officer

Chief Compliance Officer, Water Island Capital, LLC (2019-present); Deputy Chief Compliance Officer, HarbourVest Partners LLC (2017-2019); Chief Compliance Officer/Senior Advisor to the CCO, QS Investors, LLC (2014-2016).

				N/A	N/A

*John S. Orrico is an affiliated person of the Adviser, is each an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**The registered investment companies in the fund complex include the Trust and The Arbitrage Funds.

***Each Independent Trustee may be contacted by writing to the Trustee c/o Fatima Sulaiman, K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006-1600.

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

John S. Orrico has been a Trustee of the Trust since inception and is Chief Investment Officer and Managing Member of the Adviser. He also currently serves as President and Chairman of the Board of the Trust. His experience and skills as a portfolio manager of the Fund, as well as his familiarity with the investment strategies utilized by the Adviser, led to the conclusion that he should serve as a Trustee.

The combination of skills and attributes discussed below led to the conclusion that each of Mr. Tracy and Ms. Morris should serve as a Trustee.  The Board believes that, collectively, the Trustees have diverse and complementary qualifications, experience, attributes, and skills, which allow the

Board to operate effectively in governing the Trust and protecting the interest of the Fund’s shareholders.

•                                        Mr. Tracy was the President, Chief Financial Officer, Treasurer, and Secretary of a financial management company. During his tenure, he gained a deep understanding of operations, compliance, and risk management. Further, Mr. Tracy has extensive financial and investment management knowledge gained through his over 35 years of business experience and over 25 years of experience within the investment industry.  He is currently the Chairman of the Audit Committee.  Mr. Tracy also serves as an Independent Trustee and Chairman of the Audit Committee of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC.

•                                        Ms. Morris has over 30 years of experience and leadership in government and the investment management industry.  Prior to her service as managing director and chief compliance officer at a registered investment adviser, Ms. Morris served as Secretary of the SEC and Deputy Chief Counsel of the SEC’s Division of Investment Management.  Ms. Morris has worked for some of the largest firms in the mutual fund industry and has experience in investment management, investment company compliance, governance, risk, cybersecurity, operations, and vendor management.  She is a past chair of the Investment Company Institute’s Chief Compliance Officer Committee.  In addition to serving on the Trust’s Board, Ms. Morris also serves as an Independent Trustee of The Arbitrage Funds, a registered investment company advised by Water Island Capital, LLC, and as a trustee on the board of another mutual fund complex.

Board Structure

John S. Orrico is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board (except for any meetings of the Independent Trustees); and serving as a liaison between the other Trustees, Trust officers, management personnel, and counsel.

The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having two-thirds of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or lead Independent Trustee would enhance the Board’s effectiveness, as the size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board normally holds four regularly scheduled meetings each year, at least one of which is in person. The Board may hold special meetings, as needed, either in person, by videoconference or by telephone, to address matters arising between regular meetings. The Independent Trustees meet separately at each regularly scheduled in-person meeting of the Board. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees is appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of funds overseen by the Board, their investment objectives, and the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Fund.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel, and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, other service providers, and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Board Committees

The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Each Independent Trustee serves on each committee.

The Audit Committee oversees the Funds’ accounting and financial reporting policies and the independent audit of its financial statements. The members of the Audit Committee are Francis X. Tracy and Nancy M. Morris. Mr. Tracy is the Chairman of the Audit Committee. The Audit Committee held two meetings during the fiscal year ended May 31, 2020.

The Nominating and Governance Committee is generally responsible for recommending to the Board a slate of persons to be nominated for election as Trustees at any meeting of the shareholders and a person to be elected to fill any vacancy occurring for any reason in the Board. The Nominating and Governance Committee is not currently accepting nominations of candidates recommended by shareholders because it believes that it is able to identify a sufficient number of candidates from its own resources. The members of the Nominating and Governance Committee are Francis X. Tracy and Nancy M. Morris.  Ms. Morris is the Chairman of the Nominating and

Governance Committee. The Nominating and Governance Committee held one meeting during the fiscal year ended May 31, 2020.

The Board has not established a compensation committee or any committee performing similar functions.

Compensation of Trustees

The Trustees of the Trust received the compensation set forth below for their service as Trustees during the fiscal year ended May 31, 2020. None of the executive officers receives compensation from the Trust. For the fiscal year ended May 31, 2020, the Trustees who are not interested persons of the Fund received an annual retainer of $5,000 with $1,250 paid each quarter.

The following table shows compensation amounts paid by the Fund to the Trustees for the fiscal year ended May 31, 2020. The Interested Trustee and Officers of the Fund, other than the Chief Compliance Officer, are not compensated by the Funds.

Independent Trustees	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees*, **
Francis X. Tracy	$0	$0	$0	$65,000
Nancy M. Morris	$0	$0	$0	$55,000
Interested Trustee***
John S. Orrico	$0	$0	$0	$0

*       Pursuant to the terms of its investment advisory agreement with respect to the Fund, the Adviser bears all of its own costs associated with providing advisory services and all the expenses of the Fund (excluding certain items, as provided in the investment advisory agreement), including Independent Trustee compensation.

**     The registered investment companies in the fund complex include the Trust and The Arbitrage Funds.

***   Mr. Orrico is an “interested person,” as defined by the Investment Company Act, of the Trust because of his employment and relationship with Water Island Capital, LLC.

Fund Shares Owned by Trustees

As of April 30, 2021, the Trustees did not own any of the outstanding Shares of the Fund as the Fund was not operational prior to that date.

As of April 30, 2021, none of the Independent Trustees or their immediate family members beneficially owned any securities in any investment adviser or principal underwriter of the Trust, or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust.

The following table shows each Trustee’s beneficial ownership of shares of the predecessor mutual fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2019.

Name of Trustee	Fund	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares of All Funds Overseen By Trustee
Interested Trustees
John S. Orrico	Predecessor mutual fund	Over $100,000	Over $100,000
Christina Chew	Predecessor mutual fund	None	$50,001 - $100,000
Independent Trustees
John C Alvarado	Predecessor mutual fund	$1 - $10,000	Over $100,000
Robert P. Herrmann	Predecessor mutual fund	None	$50,001 - $100,000
Stephen R. Byers	Predecessor mutual fund	None	Over $100,000
Francis X. Tracy	Predecessor mutual fund	None	Over $100,000
Nancy M. Morris	Predecessor mutual fund	None	$50,001 - $100,000

Codes of Ethics

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. In addition, the Adviser and the Distributor have each has adopted a Code of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers, and certain employees (“access persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs. Copies of the Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Fund’s portfolio. The Adviser’s proxy policies and procedures are included in Appendix A to this SAI.

Information on how the Fund voted proxies relating to its portfolio securities during the most recent period ended June 30 is available on the website of the SEC at http://www.sec.gov. You may also call 1-800-295-4485 for a free copy.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. A shareholder who owns beneficially more than 25% of the outstanding shares of a fund or who is otherwise deemed to “control” a fund may be able to determine or significantly influence the outcome of matters submitted to a vote of such fund’s shareholders.

There are no control persons for the Fund because the Fund had not commenced operations as of the date of this SAI.

The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of the predecessor mutual fund as of April 30, 2021.

Name and Address	Class I Shares	% Ownership	Type of Ownership
Water Island Capital LLC Attn: John S. Orrico Trustee 41 Madison Ave Fl 42 New York, NY 10010-2286	32,548.35	11.42%	BENEFICIAL
JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center Floor 3rd Brooklyn, NY 11245-0003	75,357.12	26.44%	BENEFICIAL
Mid Atlantic Trust Company FBO Water Island Capital LLC Retirement 1251 Waterfront Pl Ste 525 Pittsburgh PA 15222-4228	168,669.99	59.18%	BENEFICIAL

As of April 30, 2021, the Trustees and officers of the Trust as a group owned of record and beneficially approximately 70.60% of the Class I Shares of the predecessor mutual fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Advisory Agreement

Water Island Capital, LLC is the investment adviser to the Fund. Under an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (“Advisory Agreement”), the

Fund pays the Adviser a fee at an annualized rate, which is calculated daily and paid monthly, based on its average daily net assets, set forth in the table below.

Fund	Advisory Fee
AltShares Event-Driven ETF	1.25%

The following table shows the investment advisory fees accrued by the predecessor mutual fund for each of its last three fiscal years.

Fund	Year Ended May 31, 2018	Year Ended May 31, 2019	Year Ended May 31, 2020
Predecessor mutual fund	$26,816	$27,627	$25,052

The Adviser manages the investment and the reinvestment of the assets of the Fund in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board. The Adviser is a limited liability corporation organized under the laws of Delaware. The address of the Adviser is 41 Madison Avenue, 42nd Floor, New York, NY 10010. The Adviser was founded in 2000.

The Adviser bears all of its own costs associated with providing these advisory services and all operating expenses of the Fund, except for the (i) the compensation payable to the Adviser under the Advisory Agreement, (ii) payments under the Fund’s Rule 12b-1 plan, (iii) brokerage and similar portfolio management expenses, (iv) acquired fund fees and expenses, (v) liquidation or termination expenses, (vi) taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes), (vii) interest (including borrowing costs and dividend interest expenses on securities sold short), (viii) any securities lending-related fees and expenses, and (ix) litigation expenses and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto).

The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any). Any such voluntary waiver or reimbursement may be eliminated by the Adviser at any time.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Trust or its shareholders in connection with the matters to which the Advisory Agreement relates, except to the extent that such a loss results from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Advisory Agreement.

The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Advisory Agreement will remain in effect for two (2) years from its effective date and thereafter continues in effect for as long as its continuance is specifically approved at least annually, by (1) the vote of the Trustees or by a vote of a majority of the shareholders of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of any person thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the Fund, by a majority of the outstanding Shares, on 60 days’ written notice to the Adviser, and by the Adviser upon 60 days’ written notice to the Trust, and that it shall be automatically terminated if it is assigned.

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as administrator (“Administrator”), custodian (“Custodian”), and transfer agent (“Transfer Agent”) for the Fund. State Street’s principal address is 1 Lincoln Street, Boston, MA 02111. Pursuant to the Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting, and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel, and facilities required to provide such services. Pursuant to the Master Custodian Agreement with the Trust, State Street maintains, in separate accounts, cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the U.S. Pursuant to the Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for the Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly by the Adviser from its management fee.

No administration expenses were paid by the Adviser for the Fund because it had not commenced operations prior to the date of this SAI.

During the fiscal years ended May 31, 2020, 2019, and 2018, the predecessor mutual fund paid administration fees of $25,335, $27,034, and $12,615, respectively, to the Administrator.

PORTFOLIO MANAGERS

The following table provides information about other accounts managed by the portfolio managers who have day-to-day responsibility for management of the Fund. The reporting information is provided as of May 31, 2020:

Portfolio Managers	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Performance Fee Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
John S. Orrico, CFA	6	$1.9 billion	3	$132 million	0	$0	2	$13 million
Eric Becker	1	$4 million	0	$0	0	$0	0	$0

Material Conflicts of Interest

The Adviser maintains policies and procedures reasonably designed to detect and minimize potential conflicts of interest inherent in circumstances when a portfolio manager has day-to-day responsibilities for managing multiple portfolios.  Other portfolios managed by the Adviser may include, without limitation: separately managed accounts, registered investment companies, unregistered investment companies such as pooled investment vehicles and hedge funds, and proprietary accounts. However, no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. These conflicts may be real, potential, or perceived. Certain of these conflicts are described below.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple funds and/or accounts, the investment opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity, due to liquidity constraints or other factors.  The Adviser has adopted trade allocation procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts. Nevertheless, investment opportunities may be allocated differently among client accounts due to the characteristics of an account, such as the size of the account, cash position, investment guidelines and restrictions, or risk controls.

Similar Investment Strategies.  The Adviser and its portfolio management team may manage multiple portfolios with similar investment strategies. Investment decisions for each portfolio are generally made based on each portfolio’s investment objectives and guidelines, cash availability, current holdings, and risk controls. Purchases or sales of securities for a portfolio may be appropriate for other portfolios with like objectives and may be bought or sold in different amounts and at different times in multiple portfolios. In these cases, transactions are allocated to portfolios in a manner believed fair and equitable across client account portfolios by the Adviser’s allocation methodology. Purchase and sale orders for a portfolio may be combined with those of other portfolios in the interest of achieving the most favorable net results for all clients.

Different Investment Strategies.  The Adviser and its portfolio management team may manage multiple portfolios with different investment strategies. As such, the potential exists for short sales of securities in certain portfolios while the same security is held long in one or more other portfolios. In an attempt to mitigate the inherent risks of simultaneous management of portfolios with different investment strategies, the Adviser has established and implemented procedures to promote fair and equitable treatment of all portfolios. The procedures include monitoring and surveillance of trading activity and supervisory reviews of accounts. Any proposed cross trades must be reviewed and approved by the Adviser’s compliance department prior to execution and must comply with Rule 17a-7 under the 1940 Act.

Differences in Financial Incentives.  A conflict of interest may arise where the financial or other benefits available to a portfolio manager or an investment adviser differ among the funds and/or accounts under management. For example, when the structure of an investment adviser’s management fee differs among the funds and/or accounts under its management (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to favor certain funds and/or accounts over others. Performance-based fees could also create an incentive for an investment adviser to make investments that are riskier or more speculative. In addition, a portfolio manager might be motivated to favor funds and/or accounts in which the portfolio manager or the Adviser has a financial interest. For instance, the Adviser may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies or products prior to accepting assets from outside investors. Typically, the Adviser or an affiliate supplies the funding for these accounts. Employees of the Adviser, including the portfolio manager(s), may also invest in certain pilot accounts. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record in a particular investment strategy or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. To manage conflicts that arise from management of portfolios that may have differences in financial incentives, performance in portfolios with like strategies is regularly reviewed by management. Moreover, the Adviser has adopted a policy to treat pilot accounts in the same manner as client accounts for purposes of trade aggregation and allocation — neither favoring nor disfavoring them (except that pilot accounts do not receive allocations of initial public offerings or private placement securities unless other accounts receive a full allocation first).

Selection of Brokers/Dealers.  A portfolio manager may be able to select or influence the selection of the brokers/dealers that are used to execute securities transactions. In addition to executing trades, some brokers/dealers provide the Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the 1934 Act. A portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the accounts that they manage, although the payment of brokerage commissions is always subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services received. Firms that provide brokerage or research services to the Fund and Adviser may also promote the sale of the Fund or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Fund or other investment companies or pooled investment vehicles advised by the Adviser.

Personal Holdings and Transactions.  The Adviser’s portfolio managers and other employees may have beneficial ownership of holdings in personal accounts that are the same or similar to those held in client accounts. Under limited circumstances, the Adviser allows its employees to trade in securities that it recommends to advisory clients, and the actions taken by such individuals on a personal basis may differ from, or be inconsistent with, the nature and timing of advice or actions taken by the Adviser for its client accounts. The Adviser and its employees may also invest in mutual funds and other pooled investment vehicles that are managed by the Adviser. This may result in a potential conflict of interest since the Adviser’s employees have knowledge of such funds’ investment holdings, which is non-public information. The Adviser has implemented a Code of Ethics which is designed to address and mitigate the possibility that these professionals could place their own interests ahead of those of clients. The Code of Ethics addresses this potential conflict of interest by imposing preclearance and reporting requirements, trading blackout periods, a minimum holding period, supervisory oversight, and other measures designed to reduce conflicts of interest.

Portfolio managers are compensated with salary, discretionary bonus, and potential profit sharing. Discretionary bonuses are based on personal performance, both relative and absolute fund performance, and profitability of the Adviser. Should the profitability of the firm allow, portfolio managers may receive additional compensation in the form of a profit share award.

Portfolio Managers’ Ownership in the Fund

No portfolio manager owned any shares of the Fund as of the date of this SAI.

For the predecessor mutual fund’s most recently completed fiscal year ended May 31, 2020, the table below provides beneficial ownership of shares of the portfolio managers (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000).

Share Beneficially Owned By	Fund	Dollar Range of Shares Beneficially Owned by Portfolio Manager Because of Direct or Indirect Pecuniary Interest
John S. Orrico	Predecessor mutual fund	Over $1 million
Eric Becker	Predecessor mutual fund	None

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Brokerage Transactions

Portfolio changes will generally be implemented through in-kind transactions for Creation Units; however, the Adviser may execute brokerage transactions for the Fund and the Fund may incur brokerage commissions, particularly during the early stages of the Fund’s development or in the case of transactions involving realized losses.  Also, the Fund may accept or pay cash as part or all of a purchase or redemption of a Creation Unit, in which case the Adviser may need to execute brokerage transactions for the Fund.

Brokerage Allocation

Subject to the supervision of the Trustees, decisions to buy and sell securities for the Fund are made by the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use.  Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•      the best net price available;

•      the reliability, integrity, and financial condition of the broker or dealer;

•      the size of and difficulty in executing the order; and

•      the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

Brokers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research, and other services provided to the Fund.

In allocating portfolio brokerage, the Adviser may select brokers who also provide brokerage, research, and other services to the Fund and/or other accounts over which the Adviser exercises investment discretion.  Brokerage services are used to facilitate trade execution.  The Fund utilizes a third-party execution management system to facilitate trade execution and uses a separate third-party order management system to facilitate trade settlement and trade allocations.  Research services provided through brokerage will be those providing information and analyses that assist the portfolio managers in making investment decisions.  Examples of such research services include Bloomberg information and research, publications containing investment information and recommendations and individual reports written about specific companies, securities and economic analyses, newsletters, and opinions relating to economic trends, general advice on the relative merits of possible investment securities, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Fund and the Adviser, it may not be possible to place a dollar value on the information.  Research services furnished by brokers through whom the Fund effects securities transactions may be used by the Adviser in servicing all its accounts and not all such services may be used by the Adviser in connection with the Fund.

To the extent that a research service provided by a broker is used by the Adviser for non-research or non-brokerage purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research or non-brokerage use.  Only the percentage or component that provides assistance to the Adviser in the investment decision making process or in facilitating trade executions may be paid using brokerage commissions.

Firms that provide brokerage or research services to the Fund and Adviser may also promote the sale of the Fund or other investment companies or pooled investment vehicles advised by the Adviser, and the Adviser and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of the brokerage and research services provided by the firm and is not based on any sales of the Fund or other investment companies or pooled investment vehicles advised by the Adviser.

During the fiscal years ended May 31, 2020, 2019, and 2018, the predecessor mutual fund paid aggregate brokerage commissions of $10,400, $11,220, and $13,254, respectively. During the last fiscal year, the amount of brokerage transactions and related commissions directed to brokers due to research services provided were $17,723,719 and $7,356, respectively.

Regular Broker Dealers. The Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. Because the Fund has not yet commenced operations, it did not hold any securities of its “regular brokers and dealers” as of its most recent fiscal year end. As of May 31, 2020, the predecessor mutual fund held $177,494 of securities issued by Morgan Stanley & Co. LLC.

THE DISTRIBUTOR

Shares of the Fund are offered continuously on a best-efforts basis by Foreside Financial Services, LLC (“Foreside” or the “Distributor”), pursuant to a Distribution Agreement (the “Distribution Agreement”). The Distribution Agreement provides that Foreside, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.  Foreside is not obligated to sell any specific amount of Fund shares.  Foreside is registered as a broker-dealer under the 1934 Act, and each state’s securities laws and is a member of FINRA.  The address of Foreside is Three Canal Plaza, Suite 100, Portland, ME 04101.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years from its effective date, and thereafter from year to year, subject to annual approval by (a) either a majority of the Board or a vote of a majority of the outstanding shares, or (b) a majority of the Trustees who are not interested persons (as defined in the 1940 Act), by vote cast in person at a meeting called for the purpose of voting on such approval.

After the initial two-year term, the Distribution Agreement may at any time be terminated without penalty on sixty days’ written notice by the Distributor, by the Fund’s Board, or by a vote of a majority of the outstanding voting securities of the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.

Distribution Plan

The Trust has adopted a distribution and service plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the Investment Company Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No fees are currently charged pursuant to the Plan, and there is no current intention to charge such fees pursuant to the Plan. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments to the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Distributor does not retain 12b-1 fees for profit, but instead keeps any excess (if applicable) in retention for future distribution related expenses. The Adviser pays the Distributor a fee for certain distribution related services. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, the Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Shares or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (a) compensation paid to registered representatives of the Distributor and other persons that have entered into agreements with the Distributor, (b) salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, including travel, communications and the provision of sales personnel, (c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders, (d) preparation and distribution of advertising materials and sales literature and other marketing and sales promotion expenses, (e) distribution and/or shareholder service assistance through financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, and the affiliates and subsidiaries of the Trust’s service providers, (f) delivering any notices of shareholder meetings and proxy statements accompanying such notices in connection with general and special meetings, and/or (g) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of the Fund.

Payments to Financial Intermediaries

The Fund and its affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, recordkeeping, and shareholder communication services. For example, compensation may be paid to make Shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Fund’s transfer agent and/or administrator.

The Adviser or another affiliate of the Fund, out of its own resources, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as “revenue sharing.” Compensation received by a financial intermediary from the Adviser or another affiliate of the Fund may include payments for shareholder servicing, marketing, and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Shares, including costs incurred in compensating registered sales representatives and preparing, printing, and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or its affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend Shares over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

The Trust has selected Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota, 55402, as independent registered public accounting firm for the fiscal year ended May 31, 2021.  Ernst & Young LLP performs an annual audit of the Trust’s financial statements and advises the Trust as to certain accounting and tax matters.

Legal Counsel

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006, serves as the Trust’s legal counsel and as counsel to the Independent Trustees.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on June 6, 2019 and has authorized capital of unlimited Shares of beneficial interest of no par value that may be issued in more than one class or series. The Trust currently consists of two series, the Fund and the AltShares Merger Arbitrage ETF.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders, but if ordered by the Trustees or the President, the Trust will call a special meeting of shareholders of the Fund. Shareholders holding two-thirds of Shares outstanding of the Fund may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights. The Amended and Restated Trust Instrument confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits that would have no effect on the value of an investor’s investment in the Fund.

The Amended and Restated Trust Instrument disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust that are binding only on the assets and property of the Trust. The Amended and Restated Trust Instrument provides for indemnification out of the Fund’s property for all loss and expense of the Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC acts as Securities Depository for Shares. Shares are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows.  Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant.  The Trust inquires of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant.  The Trust provides each such DTC Participant with copies of such notice, statement or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners.  In addition, the Trust pays to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

TRANSACTIONS IN CREATION UNITS

General

The Trust issues and redeems shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load but subject to the transaction fees described below, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. A “Business Day,” as used herein, is any day on which the New York Stock Exchange (“NYSE”) is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Currently, the number of shares that constitutes a Creation Unit is 10,000 shares. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make changes in the number of shares constituting a Creation Unit, including in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Creation Units may be purchased and redeemed only by or through an Authorized Participant. Such Authorized Participant will agree, pursuant to the terms of an Authorized Participant Agreement and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including those set forth below, the Authorized Participant Agreement and the handbook governing the Authorized Participants. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Creation Units. Investors should be aware that their particular broker may not be an Authorized Participant or may not have executed an Authorized Participant Agreement with the Distributor and that Creation Unit orders may have to be placed by the investor’s broker through an Authorized Participant. As a result, such orders may result in additional charges to such investor.  A list of current Authorized Participants may be obtained from the Distributor.

Investors who are not Authorized Participants may purchase and sell shares of the Fund on the secondary market. The Fund relies on exemptive relief from the affiliated transaction provisions of the Investment Company Act to permit persons, who are affiliated with the Fund solely by virtue of owning more than 5% of the Fund’s (or affiliated fund’s shares) shares (and their affiliates), to purchase and redeem Fund shares in kind (i.e., in exchange for a basket of securities).

Purchases of Creation Units

The consideration for the purchase of Creation Units of the Fund consists of an in-kind deposit of a designated portfolio of securities (or cash for all or any portion of such securities (“Deposit Cash”) (collectively, the “Deposit Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Deposit Securities.  Together, the Deposit Securities and the Cash Component (inclusive of any Deposit Cash) constitute the “Fund Deposit.”

The Custodian or the Administrator expects to make available through the NSCC on each Business Day, prior to the opening of regular trading on the Exchange, a list of names and the required number of shares of each Deposit Security and the estimated amount of the Cash Component to be included in the current Fund Deposit.   The identity and number of shares of the Deposit Securities may change pursuant to, among other matters, changes in the composition of the Fund’s portfolio, rebalancing adjustments and corporate action events and when Custom Baskets are used, as discussed below.  Cash purchases of Creation Units will be effected in essentially the same manner as in-kind purchases. The Authorized Participant will pay the cash equivalent of the Deposit Securities as Deposit Cash.

The means by which the Deposit Securities and Cash Component are to be delivered by the Authorized Participant to the Fund are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree.  Fund shares will be settled through the DTC system.

Placement of Purchase Orders

To initiate an order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to purchase shares of the Fund before the time as of which the Fund’s NAV will be calculated that day.  For a purchase order to be processed based on the NAV calculated on a particular Business Day, the purchase order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”).  Investors who are not Authorized Participants and seek to place a purchase order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the Cutoff Time on such Business Day.  Custom orders may be required to be received by the Distributor one hour prior to the Cutoff Time in order to be effectuated at the Fund’s NAV on that Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit purchase orders.  A purchase order is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the purchase order, such as, in the case of purchase orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to create shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may not be accepted or may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose. A purchase order, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Issuance of, Creation Units

All questions as to whether an order has been submitted in proper form and the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject or revoke acceptance of a creation order, including if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares specified; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of a Fund Deposit would, in the discretion of the Fund or the Adviser, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Fund, the Distributor, and the Adviser make it impracticable to process purchase orders. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of such purchaser of the rejection or revocation of acceptance of such order. The Fund, the Custodian, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for failure to give such notification.

Except as provided in the following paragraph, a Creation Unit will not be issued until the transfer of good title to the Fund of the Deposit Securities and the payment of the Cash Component, Deposit Cash, and creation transaction fees have been completed. In this regard, the Custodian will require, prior to the issuance of a Creation Unit, that the sub-custodian confirm to the Custodian that the Deposit Securities have been delivered to the account of the Fund at the sub-custodian(s). If the Fund does not receive the foregoing by the time specified herein the Creation Unit may not be delivered or the purchase order may ultimately be rejected.

The Fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that all Deposit Securities have not been received, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value of up to 115% of the value of the missing Deposit Securities. The only collateral that is acceptable is cash in U.S. dollars. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time on the contractual settlement date of the Creation Unit(s). The Fund may buy the missing Deposit Securities at any time, and the Authorized Participant will be liable for any shortfall between the cost to the Fund of purchasing such securities and the cash collateral. In addition, the cash collateral may be invested at the risk of the Authorized Participant, and any income on invested cash collateral will be paid to that Authorized Participant. Information concerning the Fund’s current procedures for collateralization of missing Deposit Securities is available from the Distributor.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Once the Fund has accepted a purchase order, upon the next determination of the NAV of the shares, the Fund may confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Creation Units typically are settled on a “T+2 basis” (i.e., two Business Days after trade date), subject to certain exceptions. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2, including in order to accommodate non-U.S. market holiday schedules, closures and settlement cycles, and to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates.

Creation Transaction Fees

A standard creation transaction fee is imposed to offset transfer and other costs associated with the issuance of Creation Units. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same, regardless of the number of Creation Units purchased by the Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses. Authorized Participants will also bear the costs of transferring the Deposit Securities, including any stamp duty or other similar fees and expenses.  Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard creation transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
AltShares Event-Driven ETF	$250	2.00%

* As a percentage of the Creation Unit(s) purchased.

The Adviser may waive or adjust the transactions fees from time to time based on actual experience.

To the extent that the Adviser, on behalf of the Fund, may need to convert subscriptions that are made in whole or in part in cash into a foreign currency prior to purchasing investments denominated in foreign currencies at the applicable exchange rate and subject to the applicable spread, Creation Unit purchasers bear the risk associated with changes in the currency exchange rate and security value between the time they place their order and the time that the Fund converts any cash received into foreign investments.

Redemptions of Creation Units

The consideration paid by the Fund for the redemption of Creation Units consists of an in-kind basket of a designated portfolio of securities (or cash for all or any portion of such securities (“Redemption Cash”)) (collectively, the “Fund Securities”) and the Cash Component, which is an amount equal to the difference between the aggregate NAV of a Creation Unit and the Fund Securities.  Together, the Fund Securities and the Cash Component (inclusive of Redemption Cash) constitute the “Fund Redemption.”

The identity and number of shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of the Fund’s portfolio, rebalancing adjustments and corporate action events and when Custom Baskets are used, as discussed below.  Cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions. The Authorized Participant will receive the cash equivalent of the Fund Securities as Redemption Cash.

The delivery of Fund shares will normally be settled through the DTC system.  The means by which the Fund Securities and Cash Component are to be delivered to the Authorized Participant by the Fund are set forth in the Authorized Participant Agreement and the handbook governing the Authorized Participants, except to the extent the Distributor and the Authorized Participant otherwise agree.

Placement of Redemption Orders

To initiate a redemption order for a Creation Unit, an Authorized Participant must submit to the Distributor an irrevocable order in proper form to redeem shares of the Fund generally before the time as of which the Fund’s NAV is calculated that day.  For a redemption order to be processed based on the NAV calculated on a particular Business Day, the order must be received in proper form and accepted by the Trust prior to the time as of which the NAV is calculated (“Cutoff Time”).  Investors who are not Authorized Participants and seek to place a redemption order for a Creation Unit through an Authorized Participant should allow sufficient time to permit proper submission of the redemption order to the Distributor by the Cutoff Time on such Business Day.

Custom orders may be required to be received by the Distributor one hour prior to the Cutoff Time in order to be effectuated at the Fund’s NAV on that Business Day.

The Authorized Participant Agreement and the handbook governing the Authorized Participants set forth the different methods whereby Authorized Participants can submit redemption orders.  A redemption request is considered to be in “proper form” if a request in a form satisfactory to the Fund is (1) received by the Distributor from an Authorized Participant on behalf of itself or another person within the time period set above, and (2) all the procedures and other requirements applicable to the method used by the Authorized Participant to submit the redemption order, such as, in the case of redemption orders submitted through the Distributor’s website, the completion of all required fields, and otherwise set forth in the Authorized Participant Agreement and handbook governing the Authorized Participants are properly followed.

Creation Unit orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede transmissions between the Distributor and an Authorized Participant. Orders to redeem shares of the Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) when the securities markets in a foreign market in which the Fund may invest are closed may be charged the maximum transaction fee. The Distributor, in its discretion, may permit the submission of orders and requests by or through an Authorized Participant via communication through the facilities of the Distributor’s proprietary website maintained for this purpose.  A redemption request, if accepted by the Trust, will be processed based on the NAV as of the next Cutoff Time.

Acceptance of Orders for, and Redemption of, Creation Units

All questions as to whether an order has been submitted in proper form and the requisite number of Fund shares and transaction fees have been delivered shall be determined by the Fund and the Fund’s determination shall be final and binding.

The Fund reserves the absolute right to reject a redemption order if the order is not in proper form. In addition, the right of redemption may be suspended or the date of payment postponed with respect to the Fund (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which trading on the NYSE is suspended or restricted, (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (iv) in such other circumstance as is permitted by the SEC. The Fund or Distributor will notify the Authorized Participant of such rejection, but the Fund, Custodian, sub-custodian and Distributor shall not be liable for any failure to give such notification.

The payment by the Fund of the Fund Securities, Redemption Cash, and Cash Component will not be issued until the transfer of the Creation Unit(s) and the applicable redemption transaction fees has been completed. If the Transfer Agent does not receive the investor’s shares through DTC’s facilities and the applicable redemption transaction fees by the required time, the redemption request may be rejected. Further, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction where Fund Securities are customarily traded and will be delivered.  If neither the redeeming Beneficial Owner nor the

Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of Fund Securities in the applicable non-U.S. jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of Fund Securities in such jurisdiction, the Trust may redeem shares in Redemption Cash.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering a Fund Security under such laws.

To the extent contemplated by the Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) of at least 105%, which the Trust may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Participant Agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Fund Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Fund Securities or Cash Component and the value of the collateral.

Once the Fund has accepted a redemption order, upon the next determination of the NAV of the shares, the Fund may confirm the redemption of a Creation Unit, against receipt of payment, at such NAV. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order. Deliveries of redemption proceeds by the Fund typically are settled on a “T+2”basis” (i.e., two Business Days after trade date), but may be made up to seven days later, particularly in stressed market conditions, except as further set forth herein. The Fund reserves the right to settle redemption transactions on another basis to accommodate non-U.S. market holiday schedules (see below for further information), closures and settlement cycles, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and dividend ex-dates (i.e., the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances.

In certain cases, an Authorized Participant may create and redeem Creation Units on the same trade date. In these instances, the Fund reserves the right to settle these transactions on a net basis or require a representation from the Authorized Participant that the creation and redemption transactions are for separate Beneficial Owners.

Redemption Transaction Fees

A standard redemption transaction fee is imposed to offset transfer and other costs associated with the redemption of Creation Units. The standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by an Authorized Participant on the applicable Business Day.

The Authorized Participant may also be required to pay a variable transaction fee (up to the maximum amount shown in the table below) to cover certain brokerage, tax, foreign exchange, execution, market impact, and other costs and expenses.  Authorized Participants will also bear the costs of transferring the Fund Securities, including any stamp duty or other similar fees and expenses.  Investors who use the services of a broker or other financial intermediary may be charged a fee for such services.

The standard redemption transaction fee and maximum variable transaction fee for a Creation Unit are set forth below:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
AltShares Event-Driven ETF	$250	2.00%

* As a percentage of the Creation Unit(s) redeemed.

The Adviser may waive or adjust the transactions fees from time to time based on actual experience.

To the extent that the Adviser, on behalf of the Fund, may need to sell investments denominated in foreign currencies prior to converting such proceeds into U.S. dollars at the applicable exchange rate and subject to the applicable spread for redemptions that are made in whole or in part for cash, those redeeming Creation Units will bear the risk associated with changes in the currency exchange rate and securities value between the time they place their redemption order and the time that the Fund converts any foreign currency-denominated investments into U.S. Dollars.

Custom Baskets

The basket of securities comprising a Fund Deposit and a Fund Redemption may be representative of the Fund’s portfolio holdings; or the Fund may utilize “custom baskets” provided that certain conditions are met. A custom basket is (i) a basket that is composed of a non-representative selection of the Fund’s portfolio holdings, or (ii) a basket that may be composed of a representative selection of the Fund’s portfolio holdings but differs from the initial basket used in transactions on the same business day. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for custom baskets. Such policies and procedures provide detailed parameters for the construction and acceptance of custom baskets, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of the employees of the Adviser who are required to review each custom basket for compliance with those parameters. In connection with the construction and acceptance of custom baskets, the Adviser may consider various factors, including, but not limited to: (1)

whether the securities, assets and other positions comprising a basket are consistent with the Fund’s investment objective, policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the Fund and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; (4) whether the use of custom baskets may reduce costs, increase (tax) efficiency and improve trading; and (5) with respect to index-based strategies, whether the securities, assets and other positions aid the Fund to track its underlying index.  The policies and procedures apply different criteria to different types of custom baskets in order to mitigate against potential overreaching by an Authorized Participant, although there is no guarantee that such policies and procedures will be effective.

Taxation on Creation and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss will generally equal the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any net amount of cash received by the Authorized Participant in the exchange and (ii) the sum of the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor and any net amount of cash paid for the Creation Units. However, the IRS may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers.

Current U.S. federal tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of the regular session of trading on the NYSE (currently 4:00 p.m., Eastern time), on each day the NYSE is open for business.  The NYSE is open for business on every day except Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.

TAXATION

Overview

Set forth below is a discussion of certain federal income tax considerations concerning the Fund and the purchase, ownership, and disposition of the Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to certain types of shareholders subject to special treatment under the federal income tax law (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts (“IRAs”), and other retirement plans). This discussion is based upon present provisions of the Code, and the regulations promulgated thereunder, in effect as of the date hereof and judicial decisions and administrative rulings publicly available as of that date, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify for its first and each subsequent taxable year, to be treated as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Code. A RIC is not subject to federal income tax on net income and net realized capital and foreign currency gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, the Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities or such currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (“QPTPs”) (the income described in this paragraph (a), “Qualifying Income”) (“Income Requirement”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of that value and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of that value is invested in (x) the securities (other than Government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar or related trades or businesses or (y) the securities of one or more QPTPs (“Diversification Requirements”); and

(c) distribute with respect to each taxable year at least the sum of 90% of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, ordinary income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any) (“ICTI”) and 90% of its net exempt interest income for such year (“Distribution Requirement”).

A QPTP is a “publicly traded partnership” that is treated as a partnership for federal tax purposes and meets certain qualifying income requirements but derives less than 90% of its gross income from the items described in clause (a)(i) above.

In general, for purposes of the Income Requirement, income derived from a partnership (other than a QPTP) will be treated as Qualifying Income only to the extent it is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a QPTP will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of meeting the Diversification Requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a QPTP.

If, in any taxable year, the Fund were to fail to qualify for taxation as a RIC — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification

Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then, the Fund would be subject to tax on its taxable income at the corporate rate (21%), and all distributions from earnings and profits, including distributions of net capital gain (that is, the excess of net long-term capital gain (i.e., gain from the sale or other disposition of investments that the Fund has owned (or is treated as having owned) for more than one year) over net short-term capital loss) (if any)), would be taxable to shareholders as dividend income. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as defined below) and thus subject to federal income tax at the rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the “dividends-received deduction.” Distributions from the Fund would not be deductible by it in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Amounts not distributed on a timely basis as described in the next sentence are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, plus (3) all such income and gains that were not distributed in previous years. For this purpose, the Fund will be treated as having distributed any amount on which it has been subject to federal corporate income tax in the taxable year ending within the calendar year. The Fund intends for its first and each subsequent taxable year to make distributions, sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that the Fund will be able to do so.

Distributions

For federal income tax purposes, distributions of ICTI are taxable to a U.S. shareholder (other than a tax-exempt entity) as ordinary income, whether paid in cash or shares. Distributions of net capital gain that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in shares, are taxable at long-term capital gain rates (see below), regardless of how long the shareholder has held the shares on which the Capital Gain Dividends were paid. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not “qualified dividend income.”

Distributions attributable to the excess of net gains from the sale or other disposition of investments that the Fund owned for one year or less over net long-term capital losses are taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover(s).

The maximum long-term capital gain rates applicable to individual shareholders is either 15% or 20% (depending on whether depending on whether the individual’s income exceeds certain threshold amounts).

A distribution is treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the

Fund during January of the following year. Such a distribution thus is taxable to shareholders in their taxable year in which that December 31 falls, rather than the calendar year in which the distribution is received.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution, but the distribution nevertheless will generally be taxable.

Shareholders are notified annually as to the federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

For taxable years beginning after December 31, 2017 and before January 1, 2026, individuals and certain noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. The IRS has issued regulations permitting a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a RIC to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.

Distributions by the Fund to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally are not taxable. However, distributions from such a plan will be taxable to individual participants without regard to the character of the income earned by the plan.

Please consult a tax advisor for a more complete explanation of the federal, state, local, and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income

The Fund’s distributions attributable to “qualified dividend income” (i.e., dividends the Fund receives on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) received by an individual shareholder who satisfies similar restrictions are taxed at the maximum long-term capital gain rates mentioned above. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the U.S.) or (b) treated as a “passive foreign investment company.” The Fund will report which portion of its dividends consists of qualified dividend income.  In the event that at least 95% of the Fund’s gross income in a taxable year consists of qualified dividend income, then all of the Fund’s dividends with respect to such year will be qualified dividends income for individual shareholders who meet the holding period requirements.

Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his, her, or its basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange of shares will be disallowed to the extent the shares are replaced (including through reinvestment of dividends, if available) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such shares.

Backup Withholding

Dividends (including Capital Gain Dividends) and redemption proceeds paid to shareholders may be subject to withholding tax (“backup withholding”). Backup withholding will apply if (1) a shareholder fails to furnish its broker with the shareholder’s correct social security number or other taxpayer identification number, (2) the IRS notifies a shareholder or the broker that the shareholder has failed to properly report to the IRS certain interest and dividend income and to respond to notices to that effect, or (3) when required to do so, a shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 24%. Any amounts backup withheld may be credited against a shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from backup withholding and for reduced withholding tax rates under income tax treaties (see the next subsection), the investor must comply with special certification and filing requirements. Foreign investors in the Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) generally are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to net income or net realized gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is “effectively connected” (as defined in the Code) with a trade or business within the U.S. the shareholder conducts and (2) Capital Gain dividends paid to a nonresident alien individual who is physically present in the U.S. for no more than 182 days during the taxable year, generally will be subject to that withholding tax. Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” the Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders are exempt from that withholding tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the U.S. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

The Fund may opt not to report dividends as interest-related dividends or short-term capital gain dividends.

If a beneficial holder of shares who or that is a foreign person has a trade or business in the U.S., and dividends from the Fund are effectively connected with the holder’s conduct of that trade or business, the dividends will be subject to federal income taxation at regular income tax rates. Such a holder, however, is not, in general, subject to federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares or on Capital Gain Dividends unless the holder is described in clauses (1) or (2) in the preceding paragraph.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally is subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the U.S. must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Unrelated Business Taxable Income

Income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to such an entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if the Fund’s shares constitute “debt-financed property” (as defined in Code section 514(b)) in the hands of the shareholder.

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income,” as described below under “Mortgage Pooling Vehicles.” Furthermore, any investment by the Fund in residual interests of a collateralized mortgage obligation that has elected to be treated as a real estate mortgage conduit (“REMIC”) can create complex tax consequences, especially if the Fund has state or local government or other tax-exempt shareholders.

Options, Futures, and Swaps

Regulated futures contracts, certain foreign currency contracts, and certain options (namely, “non-equity options” — i.e., certain listed options, such as those on a “broad-based” securities index — and dealer equity options) in which the Fund may invest may be “section 1256 contracts.” Gains or losses on these contracts are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked-to-market,” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which the Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and swaps undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character, and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to its shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by the Fund in options, futures, swaps, and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund and defer or possibly prevent the recognition or use of certain losses by the Fund. The rules could, in turn, affect the amount, timing of recognition, or character of the income distributed to shareholders by the Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements described above to maintain its qualification as a RIC and avoid a fund-level tax.

Foreign Investments

If the Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the Fund to recognize taxable income or gain without the concurrent receipt of cash.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of Qualifying Income.

Investment income received from sources within foreign countries, or capital gains earned by the Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the U.S. does not have a tax treaty are often as high as 35% or more. The U.S. has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of the Fund’s assets to be invested within various countries is not now known. The Trust intends that the Fund will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if the Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If the Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit.

Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

Constructive Sales

Under certain circumstances, the Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period for the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Constructive sale treatment does not generally apply to the Fund’s transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Master Limited Partnerships and Business Development Companies

The Fund may invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund expects that these MLPs will be treated as QPTPs (as described above). Accordingly, it is expected that the net income derived by the Fund from such investments will be Qualifying Income for purposes of the Income Requirement. If an MLP in which the Fund invests, however, does not qualify as a QPTP or otherwise is not treated as a corporation for federal income tax purposes, the income derived by the Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a RIC.

As described above, the Fund must limit its investments in QPTPs to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its status as a RIC.

The MLPs in which the Fund may invest are expected to be treated as partnerships for federal income tax purposes, and therefore, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the distribution requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, the Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy those distribution requirements.

The Fund may also invest in BDCs or ETFs. BDCs and ETFs are generally treated as RICs for federal income tax purposes. Accordingly, income derived by the Fund from such investments will be Qualifying Income.

Equalization Accounting

The Fund distributes its net investment income and net realized capital and foreign currency gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise taxes. The Fund may, on its federal income tax return, treat as a distribution the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed ICTI and net capital gain (“NCG”), respectively. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of ICTI and NCG that the Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income and excise taxes, and the amount of any undistributed ICTI or NCG will be reflected in the value of the Fund’s shares.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.

This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

FINANCIAL STATEMENTS

The Fund had not commenced operations as of the date of this SAI. Accordingly, no financial information is provided for the Fund.

APPENDIX A

Proxy Voting Policies and Procedures

WATER ISLAND CAPITAL, LLC

PROXY VOTING

Investment advisers that have been delegated proxy voting discretion by their clients are required to adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interests of their clients. As with investment guidelines, clients may also provide investment advisers with specific proxy voting policies or guidelines. In such cases, advisers are required to consult with the client in situations where the guidelines may not be clear or if a conflict of interests arises.

Policy

WIC exercises proxy voting authority on behalf of clients who have delegated voting authority to the Firm. WIC’s policy is to vote proxies with the goal of maximizing the value of clients’ investments. Accordingly, WIC generally votes against any management proposals that WIC believes could prevent companies from realizing their maximum market value or would insulate companies and/or management from accountability to shareholders or prudent regulatory compliance. Generally, WIC will vote proxies in accordance with the following guidelines:

Business Operations – WIC generally will vote in favor of proposals that are a standard and necessary aspect of business operations and that WIC believes will not typically have a significant effect on the value of the investment. Such proposals include:

• name changes;

• election of directors;

• ratification of auditors;

• maintenance of current levels of directors’ indemnification and liability;

•       increases in authorized shares (common stock only) if there is no intention to significantly dilute shareholders’ proportionate interest; and

• employee stock purchase or ownership plans.

Factors considered in reviewing these proposals include the financial performance of the company, attendance and independence of board members and committees, and enforcement of strict accounting practices.

Change in Status – Proposals that change the status of the corporation, its individual securities, or the ownership status of the securities will be reviewed on a case-by-case basis. Changes in status include proposals regarding:

• mergers, acquisitions, restructurings;

• reincorporations; and

• changes in capitalization.

Shareholder Democracy – WIC generally will vote against any proposal that attempts to limit shareholder democracy in a way that could restrict the ability of shareholders to realize the value of their investment. This would include proposals endorsing or facilitating:

• increased indemnification protections for directors or officers;

• certain supermajority requirements;

• unequal voting rights;

• classified boards;

• cumulative voting;

•    authorization of new securities if the intention appears to be to unduly dilute the shareholders’ proportionate interest; and

• changing the state of incorporation if the intention appears to disfavor the economic interest of the shareholders.

WIC generally supports proposals that maintain or expand shareholder democracy such as:

•  annual elections;

•  independent directors;

•  confidential voting; and

• proposals that require shareholder approval for adoption or retention of “poison pills” or golden parachutes, elimination of cumulative voting or preemptive rights, and reclassification of company boards.

Compensation – WIC believes that compensation should be reasonable and used to align the interests of directors, executives, and employees with the long-term financial success of the company. Each compensation proposal is reviewed individually. WIC considers the following factors when reviewing a compensation proposal:

•  whether the proposal would potentially dilute the value of outstanding shares;

•  whether the compensation plan has broad-based participation;

•  whether the compensation plan allows for the re-pricing of options; and

•  whether the proposal is excessive, creates conflicts of interests, or compromises independence.

WIC may abstain from voting proxies or deviate from the policies stated above in certain situations, including but not limited to:

Sec. 12(d)(1)(F) Proportional Voting Requirements – If the Funds rely on the exemption provided by Sec. 12(d)(1)(F) to acquire securities of other investment companies in excess of the limits imposed by Section 12(d)(1)(A), WIC will vote such shares in the same proportion as the vote of all other holders of such securities.

Cost/Benefit Analysis – WIC may abstain from voting proxies in situations where the cost of voting the proxy would exceed the expected benefit to the client. Examples include, but are not limited to:

•   proxies for securities that trade in countries that impose share blocking periods;

•  proxies for which it might be necessary to hire a translator or travel to a foreign country to vote in person; or

•   proxies for routine matters if the securities are on loan and the income benefit exceeds the benefit of voting.

In all such cases, WIC is required to document the reason why proxies were not voted.

Conflicts of Interest

Conflicts of interests between an investment adviser and its clients may arise when the adviser exercises proxy voting authority. For example, a conflict would arise if the adviser manages the pension plan of a company whose management is soliciting proxies, or if a portfolio manager has business or personal relationships with an officer of director of the company.

In the event of a conflict of interests, WIC will disclose the conflict to its clients and obtain their consent before voting proxies according to its pre-determined policy, engage an independent third party to make a proxy voting recommendation, or suggest that the client engage another party to determine how the proxies should be voted.

ERISA Clients – ERISA prohibits fiduciaries from acting on behalf of a plan in situations in which the fiduciary is subject to a conflict of interest. If WIC determines that it has a conflict of interest with respect to the voting of proxies for ERISA clients, WIC will either seek the client’s informed direction or retain an independent third party to make a proxy voting recommendation.

Class Action Lawsuits

WIC has retained a third-party service provider to monitor class actions and make all necessary filings on behalf of WIC’s clients who have delegated this responsibility to WIC. WIC decides whether to participate in class action lawsuits on a case-by-case basis. The portfolio manager responsible for the security is responsible for determining whether to participate in the class action. Factors considered include:

•                 the nature of the claim;

•                 prospects for recovery;

•                 resources required to pursue the claim; and

•                 any other relevant factors.

If WIC has not been delegated authority to pursue class actions, WIC will forward class action notices to the client.

Procedures

Receipt of Proxy Materials – WIC receives proxy materials from issuers, custodians, or broker/dealers through its proxy voting service provider (Proxy Edge), via e-mail, or through the mail.

Voting Decisions – WIC’s Operations Department discusses each proxy with the portfolio manager responsible for the security, who is responsible for making a voting decision in accordance with WIC’s policy. Once a proxy voting decision has been made, the Operations Department casts the vote via Proxy Edge.

Conflicts of Interest – Employees who have a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must inform WIC’s CCO and recuse themselves from proxy voting decisions with respect to that issuer. Employees who know of a potential conflict of interest are likewise required to inform the CCO. If the CCO determines there is a potential material conflict of interest, the CCO may consult with the CIO or outside legal counsel to determine whether to seek the recommendation of an independent third party or disclose the conflict to the client and seek consent to vote the proxy in the same manner as for other clients. The CCO will document the steps taken to evidence that the proxy was voted in the best interest of clients. Such documentation will be maintained in accordance with recordkeeping requirements.

Required Records – WIC will maintain the following records in accordance with Rule 204-2(c)(2):

(i)	Copies of all proxy voting policies and procedures;
(ii)

Copies of all proxy statements received. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a copy of a proxy statement (provided that WIC has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system;

(iii)

A record of each vote cast by WIC on behalf of a client. WIC may satisfy this requirement by relying on a third party to make and retain, on WIC’s behalf, a record of the vote cast (provided that WIC has obtained an undertaking from the third party to provide a copy of the record promptly upon request);

(iv)	A copy of any document created by WIC that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision;
(v)

A copy of each written client request for information on how WIC voted proxies, and a copy of any written response by WIC to any (written or oral) client request for information on how WIC voted proxies on behalf of the requesting client.

Information pertaining to proxy votes, including which votes were cast, the number of shares voted, and how they were voted is maintained through Proxy Edge. The Operations Department also maintains a spreadsheet that documents how WIC voted with respect to proposed mergers.

Disclosure of Policies and Procedures – WIC is required to describe its proxy voting policies and procedures to its clients and notify them of how they may obtain information regarding how WIC voted their proxies. WIC will provide a copy of these policies and procedures to any client upon request and will disclose on its Form ADV how clients can obtain information on how proxies were voted.

Client Requests for Voting Record – Clients may request information regarding how their proxies were voted. All requests are forwarded to the CCO and Operations Department, who are responsible for responding in a prompt manner.